 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1997.

                                             1933 ACT REGISTRATION NO. 333-14729
                                             1940 ACT REGISTRATION NO. 811-07755
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE
        SECURITIES ACT OF 1933           [_]
      Pre-Effective Amendment No.  4     [X]
      Post-Effective Amendment No.       [_]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Pre-Effective Amendment No. 4      [X]

                        (Check appropriate box or boxes)

                                ----------------

                      NUVEEN FLAGSHIP MULTISTATE TRUST II
               (Exact name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago,                      60606
                Illinois
(Address of Principal Executive Office)                (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

                                                    With a copy to:
    Gifford R. Zimmerman, Esq.--Vice                Thomas A. Harman
 President and Assistant Secretary
         333 West Wacker Drive              Fried, Frank, Harris, Shriver &
        Chicago, Illinois 60606                         Jacobson
(Name and Address of Agent for Service)        1001 Pennsylvania Ave., NW
                                                       Suite 800
                                                 Washington, D.C. 20004

  APPROXIMATE DATE OF PROPOSED OFFERING: As soon as practicable after the effective date of this Registration Statement.

  Pursuant to Reg. (S) 270.24f-2 under the Investment Company Act of 1940, Registrant hereby declares that an indefinite number or amount of shares are being registered under the Securities Act of 1933.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                            FILE NO. 333-14729

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                            FILE NO. 811-07755

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports and Semi-Annual Reports to
                  Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                                ----------------

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

        ITEM IN PART A
         OF FORM N-1A                         PROSPECTUS LOCATION
        --------------                        -------------------
 1 Cover Page                         Cover Page
 2 Synopsis                           Expense Information
 3 Condensed Financial Information    Financial Highlights
 4 General Description of Registrant  Fund Strategies
 5 Management of the Fund             General Information
 5A Management's Discussion of Fund   Incorporated by Reference to Annual and
    Performance                       Semi-Annual Reports to Shareholders; Taxes
                                      and Tax Reporting
 6 Capital Stock and Other            How to Select a Purchase Option; Taxes and
   Securities                         Tax Reporting
 7 Purchase of Securities Being       Investing in the Funds
   Offered
 8 Redemption or Repurchase           How to Sell Fund Shares
 9 Pending Legal Proceedings          Not Applicable

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

        ITEM IN PART B                      LOCATION IN STATEMENT
         OF FORM N-1A                     OF ADDITIONAL INFORMATION
        ---------------                   -------------------------
10 Cover Page                        Cover Page
11 Table of Contents                 Cover Page
12 General Information and History   Not Applicable
13 Investment Objectives and         Investment Policies and Investment
   Policies                          Portfolio
14 Management of the Fund            Management
15 Control Persons and Principal     Management
   Holders of Securities
16 Investment Advisory and Other     Investment Adviser and Investment
   Services                          Management Agreement; Portfolio
                                     Transactions Distribution and Service Plan;
                                     Independent Public Accountants and
                                     Custodian
17 Brokerage Allocation and Other    Portfolio Transactions
   Practices
18 Capital Stock and Other           See "How to Select a Purchase Option" and
   Securities                        "Taxes and Tax Reporting" in the Prospectus
19 Purchase, Redemption and Pricing  Additional Information on the Purchase and
   of Securities                     Redemption of Fund Shares; Net Asset Value
20 Tax Status                        Tax Matters
21 Underwriters                      Additional Information on the Purchase and
                                     Redemption of Fund Shares; See "Investing
                                     in the Funds" and "Fund Service Providers"
                                     in the Prospectus
22 Calculation of Performance Data   Performance Information
23 Financial Statements              Incorporated by Reference to Annual and
                                     Semi-Annual Reports to Shareholders

                               PART A--PROSPECTUS

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

                             333 West Wacker Drive

                            Chicago, Illinois 60606

[LOGO OF NUVEEN]                                                    Prospectus





Municipal

Mutual

Funds
                                              [PHOTO OF WOMAN APPEARS HERE]
Dependable, tax-free income
to help you keep more
of what you earn.





Connecticut
New York
New Jersey





February 1, 1997

--------------------------------------------------------------------------------
INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with invest-ments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and finan-cial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing securities of strong companies and communities at an attractive price -- is the cornerstone of Nuveen's investment philoso-phy. A long-term strategy that offers the potential for above average returns over time with moderated risk, successful value-investing begins with in-depth research and a discerning eye for value. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

--------------------------------------------------------------------------------
PROSPECTUS

Nuveen Flagship Connecticut Municipal Bond Fund

Nuveen Flagship New Jersey Municipal Bond Fund

Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
Nuveen Flagship New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

--------------------------------------------------------------------------------
OVERVIEW

The funds listed above are part of the Nuveen Flagship Multistate Trust II, an open-end investment company. Each fund seeks to provide high double or triple tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circum-stances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before invest-ing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional infor-mation which is part of this prospectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
CONTENTS

OVERVIEW                                   1
FUND SUMMARIES AND FINANCIAL HIGHLIGHTS    2
FUND STRATEGIES
  Investment Objective                    12
  How the Funds Select Investments        12
  Risk Reduction Strategies               13
INVESTING IN THE FUNDS
  How to Buy Fund Shares                  14
  How to Select a Purchase Option         14
  How to Sell Fund Shares                 16
  Exchanging Shares                       17
  Optional Features and Services          17
DIVIDENDS AND TAXES
  How the Funds Pay Dividends             19
  Taxes and Tax Reporting                 19
  Taxable Equivalent Yields               20
GENERAL INFORMATION
  How to Contact Nuveen                   20
  Fund Service Providers                  20
  How the Funds Report Performance        21
  How Fund Shares are Priced              21
  Organization                            22
APPENDIX
  Special State Considerations            22

                                                                FEBRUARY 1, 1997

--------------------------------------------------------------------------------
Nuveen Flagship Connecticut Municipal Bond Fund

                            PERFORMANCE INFORMATION

INCEPTION:  July 13, 1987
NET ASSETS: $216.6 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.31%             5.76%             1.18%             5.18%             5.76%

5 YEARS          6.50%             7.42%             6.68%             6.80%             7.42%

INCEPTION        7.01%             7.50%             7.00%             6.89%             7.50%


Class A total returns reflect actual performance for all periods; Class C total returns reflect Class A performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B and R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges (and for Class B, fees) between the classes. See Overview of Fund Operating Expenses and Shareholder Transac-tion Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.

--------------------------------------------------------------------------------
MATURITY (YEARS)

                           [BAR CHART APPEARS HERE]

Average Maturity                19.6
Average Modified Duration        7.2

--------------------------------------------------------------------------------
CREDIT QUALITY

                           [PIE CHART APPEARS HERE]

AAA     (46%)
AA      (17%)
A       (25%)
BBB     (11%)
NR       (1%)

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

Health Care                     (20%)

Education                       (15%)

Resource Recovery               (14%)

Hospitals                       (13%)

Non-State General Obligations    (8%)

Other                           (30%)


                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A   CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                                4.20%(1)    --       --       --

SALES CHARGE ON REINVESTED DIVIDENDS                      --         --       --       --

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --(1)      5%(2)    1%(3)    --


--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                       CLASS A              CLASS B              CLASS C              CLASS R
---------------------------------------------------------------------------------------------
MANAGEMENT FEES        0.54%                0.54%                0.54%                0.54%

12b-1 FEES             0.20%                0.95%                0.75%                  --

OTHER                  0.12%                0.12%                0.12%                0.12%
---------------------------------------------------------------------------------------------
  TOTAL (GROSS)        0.86%                1.61%                1.41%                0.66%

WAIVERS/
REIMBURSEMENTS         (0.19%)              (0.19%)              (0.19%)              (0.19%)
---------------------------------------------------------------------------------------------
  TOTAL (NET)          0.67%                1.42%                1.22%                0.47%


--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.


HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 YEAR                  $ 49                  $ 54                  $ 12                   $ 5

3 YEARS                 $ 63                  $ 77                  $ 39                   $15

5 YEARS                 $ 78                  $ 89                  $ 67                   $26

10 YEARS                $122                  $150                  $148                   $59


 Information as of 11/30/96              See Notes on Next Page

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

----------------  ------------------------------------------------------------------
CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
(INCEPTION DATE)

                                        Net Realized             Distribu-
                                        and Unreal-   Dividends    tions
                  Beginning    Net       ized Gain     from Net    from     Ending
  Year Ending     Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
    May 31,         Value   Income(c)  Investments(a)   Income     Gains     Value
----------------  --------- ---------- -------------- ---------- --------- ---------
CLASS A (7/87)
1997 (d)           $10.23      $.28        $ .34        $(.28)     $  --    $10.57
------------------------------------------------------------------------------------
1996                10.38       .57         (.14)        (.58)        --     10.23
------------------------------------------------------------------------------------
1995                10.17       .58          .22         (.59)        --     10.38
------------------------------------------------------------------------------------
1994                10.66       .59         (.39)        (.60)      (.09)    10.17
------------------------------------------------------------------------------------
1993                10.05       .61          .61         (.61)        --     10.66
------------------------------------------------------------------------------------
1992                 9.84       .63          .21         (.63)        --     10.05
------------------------------------------------------------------------------------
1991                 9.64       .63          .20         (.63)        --      9.84
------------------------------------------------------------------------------------
1990                 9.78       .63         (.13)        (.63)      (.01)     9.64
------------------------------------------------------------------------------------
1989                 9.25       .63          .55         (.64)      (.01)     9.78
------------------------------------------------------------------------------------
1988 (e)             9.58       .54         (.31)        (.56)        --      9.25
------------------------------------------------------------------------------------
CLASS C (10/93)
1997 (d)            10.22       .25          .34         (.25)        --     10.56
------------------------------------------------------------------------------------
1996                10.36       .52         (.14)        (.52)        --     10.22
------------------------------------------------------------------------------------
1995                10.16       .53          .20         (.53)        --     10.36
------------------------------------------------------------------------------------
1994 (e)            11.06       .33         (.84)        (.33)      (.06)    10.16
------------------------------------------------------------------------------------
----------------- --------------------------------------------------------
CLASS             RATIOS/SUPPLEMENTAL DATA:
(INCEPTION DATE)

                                                   Ratio of Net
                                        Ratio of    Investment
                              Ending   Expenses to   Income to   Portfolio
  Year Ending       Total   Net Assets Average Net    Average    Turnover
    May 31,       Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
----------------- --------- ---------- ----------- ------------- ---------
CLASS A (7/87)
1997 (d)           12.26%+    $209.9       .82%+       5.37%+       18%
--------------------------------------------------------------------------
1996                4.18       202.2       .74         5.52         24
--------------------------------------------------------------------------
1995                8.21       203.2       .73         5.84         25
--------------------------------------------------------------------------
1994                1.70       202.6       .65         5.52         30
--------------------------------------------------------------------------
1993               12.48       184.7       .66         5.88         19
--------------------------------------------------------------------------
1992                8.81       141.2       .65         6.30         18
--------------------------------------------------------------------------
1991                8.97       103.6       .67         6.49         18
--------------------------------------------------------------------------
1990                5.34        73.0       .60         6.55         31
--------------------------------------------------------------------------
1989               13.36        49.0       .70         6.62         32
--------------------------------------------------------------------------
1988 (e)            3.09        25.6       .54         6.54         71
--------------------------------------------------------------------------
CLASS C (10/93)
1997 (d)           11.70+        6.7      1.37+        4.84+        18
--------------------------------------------------------------------------
1996                3.71         7.2      1.29         4.96         24
--------------------------------------------------------------------------
1995                7.53         5.5      1.28         5.27         25
--------------------------------------------------------------------------
1994 (e)           (6.48)        4.4      1.22         4.77         30
--------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value and are annualized for periods of less than 12 months.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Flagship Financial, predecessor to Nuveen Advisory.
(d) For the six months ending November 30, 1996.
(e) From commencement of class operations as noted.

--------------------------------------------------------------------------------
NOTES:
(1) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.87% to 0.67% and on Class C from 1.42% to 1.22%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.

-------------------------------------------------------------------------------

----------------------------------------------------------------------
Nuveen Flagship New Jersey Municipal Bond Fund

                            PERFORMANCE INFORMATION

INCEPTION:   December 13, 1991
NET ASSETS:  $58.3 million

-----------------------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.23%             5.66%             1.01%             4.87%             6.01%
INCEPTION        5.79%             6.80%             5.90%             6.05%             7.10%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

                            [BAR CHART APPEAR HERE]

Average Maturity              18.8

Average Modified Duration      7.7
--------------------------------------------------------------------------------
CREDIT QUALITY

                            [PIE CHART APEARS HERE]

AAA                           (54%)
AA                             (9%)
A                             (18%)
BBB                           (15%)
NR                             (4%)

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

Non-State General Obligations                   (19%)
Industrial Development and Polution Control     (17%)
Hospitals                                       (12%)
Municipal Revenue/Water & Sewer                 (11%)
State/Territorial General Obligations            (6%)
Other                                           (35%)


                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A  CLASS B  CLASS C  CLASS R
------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                               4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --        --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --(1)     5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                 CLASS A  CLASS B  CLASS C  CLASS R
---------------------------------------------------
MANAGEMENT FEES   0.55%    0.55%    0.55%    0.55%
12B-1 FEES        0.20%    0.95%    0.75%       --
OTHER EXPENSES    0.36%    0.36%    0.36%    0.36%
---------------------------------------------------
  TOTAL (GROSS)   1.11%    1.86%    1.66%    0.91%
WAIVERS/
REIMBURSEMENTS   (0.16%)  (0.16%)  (0.16%)  (0.16%)
---------------------------------------------------
  TOTAL (NET)     0.95%    1.70%    1.50%    0.75%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 YEAR                  $ 51                  $ 57                  $ 15                   $ 8
3 YEARS                 $ 71                  $ 85                  $ 47                   $24
5 YEARS                 $ 92                  $104                  $ 82                   $42
10 YEARS                $154                  $181                  $179                   $93

 Information as of 7/31/96               See Notes on Next Page
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

------------------- -----------------------------------------------------------------
 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                         Net Realized             Distribu-
                                         and Unreal-   Dividends    tions
                   Beginning    Net       ized Gain     from Net    from     Ending
   Year Ending     Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
   January 31,       Value   Income(c)  Investments(a)   Income     Gains     Value
 ----------------  --------- ---------- -------------- ---------- --------- ---------
 CLASS A (9/94)
 1997 (d)           $10.400    $.261       $(.287)      $(.254)    $  --     $10.120
-------------------------------------------------------------------------------------
 1996                 9.730     .519         .685        (.534)       --      10.400
-------------------------------------------------------------------------------------
 1995 (e)            10.030     .205        (.209)       (.210)     (.086)     9.730
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997 (d)            10.380     .227        (.292)       (.215)       --      10.100
-------------------------------------------------------------------------------------
 1996                 9.710     .443         .683        (.456)       --      10.380
-------------------------------------------------------------------------------------
 1995 (e)             9.770     .159        (.050)       (.169)       --       9.710
-------------------------------------------------------------------------------------
 CLASS R (12/91)
 1997 (d)            10.410     .266        (.280)       (.266)       --      10.130
-------------------------------------------------------------------------------------
 1996                 9.740     .551         .677        (.558)       --      10.410
-------------------------------------------------------------------------------------
 1995                10.710     .524        (.886)       (.522)     (.086)     9.740
-------------------------------------------------------------------------------------
 1994                 9.960     .513         .810        (.513)     (.060)    10.710
-------------------------------------------------------------------------------------
 1993 (e)             9.525     .445         .431        (.441)       --       9.960
-------------------------------------------------------------------------------------
 1992                 9.525      --           --           --         --       9.525
-------------------------------------------------------------------------------------
------------------- -----------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment
                               Ending   Expenses to   Income to   Portfolio
   Year Ending       Total   Net Assets Average Net    Average    Turnover
   January 31,     Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
------------------ --------- ---------- ----------- ------------- ---------
 CLASS A (9/94)
 1997 (d)            (.23)%    $13.9       1.00%+       5.02%+        8%
-------------------------------------------------------------------------------------
 1996               12.63       10.7       1.00         5.10         39
-------------------------------------------------------------------------------------
 1995 (e)             .02        2.7       1.00+        5.34+        32
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997 (d)            (.61)       1.9       1.75+        4.27+         8
-------------------------------------------------------------------------------------
 1996               11.80        1.1       1.75         4.37         39
-------------------------------------------------------------------------------------
 1995 (e)            1.16         .5       1.75+        4.62+        32
-------------------------------------------------------------------------------------
 CLASS R (12/91)
 1997 (d)            (.11)      42.4        .75+        5.27+         8
-------------------------------------------------------------------------------------
 1996               12.88       43.3        .75         5.43         39
-------------------------------------------------------------------------------------
 1995               (3.27)      39.6        .75         5.32         32
-------------------------------------------------------------------------------------
 1994               13.60       36.5        .75         4.84         52
-------------------------------------------------------------------------------------
 1993 (e)            9.36       16.2        .75+        4.96+         9
-------------------------------------------------------------------------------------
 1992                 --         .02        --           --          --
-------------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value and are not annualized for periods of less than 12 months.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) For the six months ending July 31, 1996.
(e) From commencement of class operations as noted.


--------------------------------------------------------------------------------
NOTES:

(1)Sales charge in effect February 1, 1997. The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2)CDSC declines to 0% at the end of six years.

(3)Imposed only on redemptions within 12 months of purchase.

(4)Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 1.00% to 0.95% and on Class C from 1.75% to 1.50%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Associ-ation of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has under-taken, in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices. Nuveen Advisory also has voluntarily agreed through July 31, 1997 to waive fees or reimburse expenses so that the total operating expenses (not counting distribution and service fees) for the fund do not exceed 0.75% of average daily net assets.

(5)The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuveen Flagship New Jersey Intermediate Municipal Bond Fund

                            PERFORMANCE INFORMATION

INCEPTION:  September 16, 1992
NET ASSETS: $7.5 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                   CLASS A
                   (OFFER                  CLASS A
                   PRICE)                   (NAV)                  CLASS C                 CLASS R
--------------------------------------------------------------------------------------------------
1 YEAR              1.19%                   4.32%                   3.96%                   4.32%
INCEPTION           5.94%                   6.72%                   6.34%                   6.72%

Class A total returns reflect actual performance for all periods; Class C and R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges (and for Class C, fees) between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

                          [BAR CHART APPEARS HERE]

Average Maturity               7.6
Average Modified Duration      5.4

--------------------------------------------------------------------------------
CREDIT QUALITY

                          [PIE CHART APPEARS HERE]

AA                           (20%)
A                            (10%)
BBB                          (23%)
NR                            (6%)
AAA                          (41%)

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

                          [PIE CHART APPEARS HERE]

Non-State General Obligations                 (28%)
Hospitals                                     (15%)
Education                                      (9%)
Industrial Development and Pollution Control  (15%)
Municipal Revenue/Other                        (8%)
Other                                         (25%)


                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A  CLASS C  CLASS R
---------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                               3.00%(1)    --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --        --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --(1)     1%(2)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (3)
(Annual, as % of Average Net Assets)

                 CLASS A  CLASS C  CLASS R
------------------------------------------
MANAGEMENT FEES   0.55%    0.55%    0.55%
12B-1 FEES        0.20%    0.75%       --
OTHER EXPENSES    1.00%    1.00%    1.00%
------------------------------------------
  TOTAL (GROSS)   1.75%    2.30%    1.55%
WAIVERS/
REIMBURSEMENTS   (1.10%)  (1.10%)  (1.10%)
------------------------------------------
  TOTAL (NET)     0.65%    1.20%    0.45%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (4)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD              CLASS A                         CLASS C                         CLASS R
---------------------------------------------------------------------------------------------------
1 YEAR                       $ 36                            $ 12                             $ 5
3 YEARS                      $ 50                            $ 38                             $14
5 YEARS                      $ 65                            $ 66                             $25
10 YEARS                     $109                            $145                             $57

 Information as of 11/30/96                    See Notes on Next Page
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors at that time, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

--------- ---------------------------------------------------------------------

 CLASS         INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION
 DATE)
                                     Net Realized             Distribu-
                                     and Unreal-   Dividends    tions
               Beginning    Net       ized Gain     from Net    from     Ending
  Year Ending  Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
    May 31       Value   Income(c)  Investments(a)   Income     Gains     Value
 ------------- --------- ---------- -------------- ---------- --------- ---------
 CLASS A
 (9/92)
 1997(e)        $10.14      $.25         $.22        $(.25)      $--     $10.36
---------------------------------------------------------------------------------
 1996            10.25       .51         (.11)        (.51)       --      10.14
---------------------------------------------------------------------------------
 1995            10.04       .50          .22         (.51)       --      10.25
---------------------------------------------------------------------------------
 1994            10.15       .53         (.10)        (.52)     (.02)     10.04
---------------------------------------------------------------------------------
 1993(d)          9.70       .34          .45         (.34)       --      10.15
---------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
                                   Ratio of Net
                       Ratio of     Investment
             Ending   Expenses to   Income to     Portfolio
   Total   Net Assets Average Net    Average      Turnover
 Return(b) (millions)  Assets(c)  Net Assets(c)     Rate
 -------------------- --------------------------  ---------
    9.44%+    $7.5        .74%+         4.85%+         7%
---------------------------------------------------------------------------------
    3.89       8.3        .60           4.90          17
---------------------------------------------------------------------------------
    7.42       9.2        .69           5.04          35
---------------------------------------------------------------------------------
    4.27       9.3        .16           5.10          27
---------------------------------------------------------------------------------
   11.07       5.6        .40+          4.84+         29
---------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value and are annualized for periods of less than 12 months.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Flagship Financial, predecessor to Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the six months ending November 30, 1996.




--------------------------------------------------------------------------------
NOTES:
(1) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) Imposed only on redemptions within 12 months of purchase.

(3) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.85% to 0.65% and on Class C from 1.40% to 1.20%, as reflected in the table. Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Provid-ers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuveen Flagship New York Municipal Bond Fund

                            PERFORMANCE INFORMATION

INCEPTION:  December 22, 1986
NET ASSETS: $171.9 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.26%             5.69%             0.98%             5.00%             5.98%
5 YEARS          6.42%             7.34%             6.50%             6.65%             7.67%
INCEPTION        6.72%             7.19%             6.61%             6.53%             7.50%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

                           [BAR CHART APPEARS HERE]

Average Maturity          21.9

Average Modified Duration  8.0

--------------------------------------------------------------------------------
CREDIT QUALITY

                           [PIE CHART APPEARS HERE]



AAA                (14%)

AA                 (19%)

A                  (21%)

BBB                (38%)

NR                  (5%)

Below Inv. Grade    (3%)
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

Municipal Appropriation
Obligations                 (25%)

Industrial Development
and Pollution
Control                     (13%)

Education                    (9%)

Health Care                  (8%)

Non-State General
Obligations                  (7%)

Other                       (38%)


                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A  CLASS B  CLASS C  CLASS R
------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                               4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --        --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --(1)     5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                         CLASS A CLASS B CLASS C CLASS R
--------------------------------------------------------
MANAGEMENT FEES           0.55%   0.55%   0.55%   0.55%
12B-1 FEES                0.20%   0.95%   0.75%    --
OTHER EXPENSES            0.16%   0.16%   0.16%   0.16%
--------------------------------------------------------
  TOTAL (GROSS)           0.91%   1.66%   1.46%   0.71%
WAIVERS/ REIMBURSEMENTS    --      --      --      --
--------------------------------------------------------
  TOTAL (NET)             0.91%   1.66%   1.46%   0.71%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 YEAR                  $ 51                  $ 56                  $ 15                   $ 7
3 YEARS                 $ 70                  $ 84                  $ 46                   $23
5 YEARS                 $ 90                  $102                  $ 80                   $40
10 YEARS                $149                  $177                  $175                   $88


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

------------------ ------------------------------------------------------------------
 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                         Net Realized             Distribu-
                                         and Unreal-   Dividends    tions
                   Beginning    Net       ized Gain     from Net    from     Ending
 Year Ending       Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
 February 28/29,     Value   Income(c)  Investments(a)   Income     Gains     Value
 ---------------   --------- ---------- -------------- ---------- --------- ---------
 CLASS A (9/94)
 1997(g)            $10.610    $.282        $(.246)      $(.276)   $   --    $10.370
-------------------------------------------------------------------------------------
 1996                10.120     .555          .487        (.552)       --     10.610
-------------------------------------------------------------------------------------
 1995(d)             10.230     .277         (.067)       (.273)    (.047)    10.120
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997(g)             10.640     .239         (.242)       (.237)       --     10.400
-------------------------------------------------------------------------------------
 1996                10.110     .478          .528        (.476)       --     10.640
-------------------------------------------------------------------------------------
 1995(d)             10.110     .231          .038        (.222)    (.047)    10.110
-------------------------------------------------------------------------------------
 CLASS R (12/86)
 1997(g)             10.640     .291         (.240)       (.291)       --     10.400
-------------------------------------------------------------------------------------
 1996                10.150     .582          .490        (.582)       --     10.640
-------------------------------------------------------------------------------------
 1995                10.720     .579         (.529)       (.573)    (.047)    10.150
-------------------------------------------------------------------------------------
 1994                10.610     .578          .161        (.580)    (.049)    10.720
-------------------------------------------------------------------------------------
 1993                 9.880     .603          .806        (.598)    (.081)    10.610
-------------------------------------------------------------------------------------
 1992(e)              9.820     .163          .053        (.156)       --      9.880
-------------------------------------------------------------------------------------
 1991(f)              9.380     .629          .441        (.630)       --      9.820
-------------------------------------------------------------------------------------
 1990(f)              9.560     .631         (.181)       (.630)       --      9.380
-------------------------------------------------------------------------------------
 1989(f)              9.180     .633          .380        (.633)       --      9.560
-------------------------------------------------------------------------------------
 1988(f)              8.760     .625          .420        (.625)       --      9.180
-------------------------------------------------------------------------------------
 1987(d)(f)           9.600     .612         (.840)       (.612)       --      8.760
-------------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment
                               Ending   Expenses to   Income to   Portfolio
 Year Ending         Total   Net Assets Average Net    Average    Turnover
 February 28/29,   Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
 ---------------   --------- ---------- ----------- ------------- ---------
 CLASS A (9/94)
 1997(g)                .37%   $18.9        .96%+       5.29%+        18%
-------------------------------------------------------------------------------------
 1996                 10.52     15.7        .99         5.31          47
-------------------------------------------------------------------------------------
 1995(d)               2.21      3.2       1.00+        5.87+         29
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997(g)              (.01)       .7       1.71+        4.54+         18
-------------------------------------------------------------------------------------
 1996                 10.13       .6       1.73         4.55          47
-------------------------------------------------------------------------------------
 1995(d)               2.80       .1       1.75+        5.16+         29
-------------------------------------------------------------------------------------
 CLASS R (12/86)
 1997(g)                .51    152.3        .71+        5.54+         18
-------------------------------------------------------------------------------------
 1996                 10.80    154.8        .74         5.57          47
-------------------------------------------------------------------------------------
 1995                   .75    149.5        .74         5.79          29
-------------------------------------------------------------------------------------
 1994                  7.10    146.3        .75         5.33          15
-------------------------------------------------------------------------------------
 1993                 14.79    107.1        .75         5.84          12
-------------------------------------------------------------------------------------
 1992(e)               2.21     66.5        .75+        6.27+         16
-------------------------------------------------------------------------------------
 1991(f)              11.79     59.4        .75         6.50          19
-------------------------------------------------------------------------------------
 1990(f)               4.92     44.3        .75         6.65          51
-------------------------------------------------------------------------------------
 1989(f)              11.34     29.0        .75         6.63          85
-------------------------------------------------------------------------------------
 1988(f)              12.20     15.0        .75         6.89          71
-------------------------------------------------------------------------------------
 1987(d)(f)           (2.44)     8.2        .37+        6.46+         20
-------------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value and are not annualized for periods of less than 12 months.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the three months ending February 29.
(f) For the year ending November 30.
(g) For the six months ending August 31, 1996.


--------------------------------------------------------------------------------
NOTES:
(1)Reflects sales charge in effect February 1, 1997. The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2)CDSC declines to 0% at the end of six years.

(3)Imposed only on redemptions within 12 months of purchase.

(4)Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.96% to 0.91% and on Class C from 1.71% to 1.46%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Associ-ation of Securities Dealers (NASD) Rules of Fair Practice. Nuveen has under-taken, in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

(5)The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuveen New York Insured Municipal Bond Fund

                            PERFORMANCE INFORMATION

INCEPTION:  December 22, 1986
NET ASSETS: $359.0 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           0.78%             5.20%             0.46%             4.33%             5.45%

5 YEARS          6.17%             7.07%             6.21%             6.35%             7.37%

INCEPTION        6.34%             6.81%             6.22%             6.14%             7.09%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and the fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

[BAR CHART APPEARS HERE]

Average Maturity              21.9
Average Modified Duration      7.7
--------------------------------------------------------------------------------
CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed    (15%)
Insured     (85%)
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Housing Facilities               (18%)
General Obligation Bonds         (17%)
Escrowed Bonds                   (15%)
Water/Sewer Facilities           (11%)
Transporation                    (15%)
Other                            (28%)

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A  CLASS B  CLASS C  CLASS R
------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                               4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --        --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --(1)     5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                 CLASS A CLASS B CLASS C CLASS R
------------------------------------------------
MANAGEMENT FEES   0.54%   0.54%   0.54%   0.54%
12B-1 FEES        0.20%   0.95%   0.75%    --
OTHER EXPENSES    0.15%   0.15%   0.15%   0.15%
------------------------------------------------
  TOTAL (GROSS)   0.89%   1.64%   1.44%   0.69%
WAIVERS/
REIMBURSEMENTS     --      --      --      --
------------------------------------------------
  TOTAL (NET)     0.89%   1.64%   1.44%   0.69%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING
PERIOD    CLASS A CLASS B CLASS C CLASS R
-----------------------------------------
1 YEAR     $ 51    $ 56    $ 15     $ 7
3 YEARS    $ 69    $ 84    $ 46     $22
5 YEARS    $ 89    $101    $ 79     $38
10 YEARS   $147    $174    $172     $86

 Information as of 8/31/96          See Notes on Next Page
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

------------------ ----------------------------------------------------------------------
 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                         Net Realized             Distribu-
                                         and Unreal-   Dividends    tions
                   Beginning    Net       ized Gain     from Net    from         Ending
   Year Ending     Net Asset Investment  (Loss) From   Investment  Capital     Net Asset
 February 28/29,     Value   Income(c)  Investments(a)   Income     Gains        Value
 ----------------  --------- ---------- -------------- ---------- ---------    ----------
 CLASS A (9/94)
 1997 (e)           $10.610    $.266        $(.285)      $(.261)   $  --        $10.330
-----------------------------------------------------------------------------------------
 1996                10.150     .521          .492        (.524)    (.029)(f)    10.610
-----------------------------------------------------------------------------------------
 1995 (d)            10.160     .253          .037        (.260)    (.040)(f)    10.150
-----------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997 (e)            10.610     .226         (.284)       (.222)      --         10.330
-----------------------------------------------------------------------------------------
 1996                10.120     .442          .524        (.447)    (.029)(f)    10.610
-----------------------------------------------------------------------------------------
 1995 (d)            10.030     .207          .133        (.210)    (.040)(f)    10.120
-----------------------------------------------------------------------------------------
 CLASS R (12/86)
 1997 (e)            10.610     .273         (.280)       (.273)      --         10.330
-----------------------------------------------------------------------------------------
 1996                10.150     .548          .495        (.554)    (.029)(f)    10.610
-----------------------------------------------------------------------------------------
 1995                10.630     .555         (.440)       (.555)    (.040)(f)    10.150
-----------------------------------------------------------------------------------------
 1994                10.620     .550          .035        (.543)    (.032)       10.630
-----------------------------------------------------------------------------------------
 1993                 9.780     .566          .849        (.562)    (.013)       10.620
-----------------------------------------------------------------------------------------
 1992                 9.320     .590          .467        (.597)      --          9.780
-----------------------------------------------------------------------------------------
 1991                 9.250     .598          .068        (.596)      --          9.320
-----------------------------------------------------------------------------------------
 1990                 9.060     .596          .190        (.596)      --          9.250
-----------------------------------------------------------------------------------------
 1989                 9.100     .593         (.040)       (.593)      --          9.060
-----------------------------------------------------------------------------------------
 1988                 9.830     .606         (.730)       (.606)      --          9.100
-----------------------------------------------------------------------------------------
 1987 (d)             9.600     .130          .230        (.130)      --          9.830
-----------------------------------------------------------------------------------------
------------------ ----------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment
                               Ending   Expenses to   Income to   Portfolio
   Year Ending       Total   Net Assets Average Net    Average    Turnover
 February 28/29,   Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
------------------ --------- ---------- ----------- ------------- ---------
 CLASS A (9/94)
 1997 (e)             (.15)%    $30.6       .94%+       5.00%+        14%
-----------------------------------------------------------------------------------------
 1996                10.19       24.7       .93         4.97          17
-----------------------------------------------------------------------------------------
 1995 (d)             3.01        7.3      1.05+        5.41+         11
-----------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997 (e)             (.53)       2.2      1.69+        4.25+         14
-----------------------------------------------------------------------------------------
 1996                 9.71        1.4      1.69         4.21          17
-----------------------------------------------------------------------------------------
 1995 (d)             3.53         .3      1.80+        4.65+         11
-----------------------------------------------------------------------------------------
 CLASS R (12/86)
 1997 (e)             (.03)     326.2       .69+        5.25+         14
-----------------------------------------------------------------------------------------
 1996                10.51      343.3       .67         5.26          17
-----------------------------------------------------------------------------------------
 1995                 1.37      345.1       .65         5.57          11
-----------------------------------------------------------------------------------------
 1994                 5.57      388.2       .68         5.11           5
-----------------------------------------------------------------------------------------
 1993                14.96      314.9       .73         5.56           6
-----------------------------------------------------------------------------------------
 1992                11.66      167.0       .69         6.08           4
-----------------------------------------------------------------------------------------
 1991                 7.61       80.5       .73         6.46          13
-----------------------------------------------------------------------------------------
 1990                 8.75       40.4       .85         6.35          30
-----------------------------------------------------------------------------------------
 1989                 6.37       20.2       .97         6.58          62
-----------------------------------------------------------------------------------------
 1988                 (.85)      14.1       .61         6.73          36
-----------------------------------------------------------------------------------------
 1987 (d)             3.76        5.2       --          4.97+        --
-----------------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.

(b) Total returns are calculated on net asset value and are not annualized for periods of less than 12 months.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the six months ending August 31, 1996.
(f) The amounts shown include distributions in excess of capital gains of $.0024 per share for the year ended 2/29/96 and $.0015 per share for the year ended 2/28/95.


-------------------------------------------------------------------------------
NOTES:
(1)Sales charge in effect February 1, 1997. The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2)CDSC declines to 0% at the end of six years.

(3)Imposed only on redemptions within 12 months of purchase.

(4)Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.94% to 0.89% and on Class C from 1.69% to 1.44%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribu-tion fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

(5)The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.


-------------------------------------------------------------------------------

 FUND STRATEGIES


-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY

The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 .  Pursue an aggressive, high-growth investment strategy;

 .  Invest through an IRA or 401k plan;

 .  Avoid fluctuations in share price.

-------------------------------------------------------------------------------
HOW THE FUNDS SELECT
INVESTMENTS

TAX-FREE MUNICIPAL BONDS

The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.

The New York Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Nuveen New York Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds focus on quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The New York Fund, New York Insured Fund and the New Jersey Fund may not invest more than 20% of their net assets in these territorial municipal bonds. The New York Insured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and princi-pal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the ratings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY

The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects municipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The adviser then monitors each fund's portfolio to assure that municipal bonds purchased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but


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maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The New Jersey Intermediate Fund maintains a weighted average portfolio maturity of 5 to 10 years. The Connecticut Fund, the New York Fund, the New York Insured Fund, and the New Jersey Fund are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strat-egies" below for further information.

INSURANCE

Insured municipal bonds are purchased primarily by the New York Insured Fund. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master port-folio insurance policies currently include MBIA Insurance Corp., AMBAC Indem-nity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insur-ance Co. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's and S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The New York Insured Fund can invest up to 20% of its net assets in uninsured municipal bonds which are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities and reduce market risk.

DELAYED DELIVERY TRANSACTIONS

Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

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RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munic-ipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regula-tory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the Connecticut, New Jersey and New Jersey Intermediate Funds, which as "non-diversified" funds may concentrate their investments in munic-ipal bonds of certain issuers to a greater extent than the New York and New York Insured Funds described in this prospectus, which are diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS

The funds have adopted certain investment limitations (based on total fund assets) designed to limit your investment risk and maintain portfolio diversi-fication. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;


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 . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the New York and the New York Insured Funds also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES

Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.

 INVESTING IN THE FUNDS


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HOW TO BUY FUND SHARES

You may open an account with $3,000 and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will receive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER

You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments continue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can refer you to one in your area.

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the enclosed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

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HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or


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prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your financial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your investment and whether or not you will reinvest dividends. If you compensate your finan-cial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your financial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distributor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES

You may buy Class A shares at their public offering price on the day of purchase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service.

The following Class A sales charges and commissions apply to all funds described in this prospectus except the New Jersey Intermediate Fund:

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CLASS A SALES CHARGES AND COMMISSIONS

                                                                   AUTHORIZED DEALER
                                 SALES CHARGE                         COMMISSION
                         -------------------------------------     -----------------
                                                 AS % OF
                         AS % OF PUBLIC          YOUR NET           AS % OF PUBLIC
  PURCHASE AMOUNT        OFFERING PRICE         INVESTMENT          OFFERING PRICE
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      Up to $50,000           4.20%                4.38%                 3.70%
    $50,000-100,000           4.00                 4.18                  3.50
   $100,000-250,000           3.50                 3.63                  3.00
   $250,000-500,000           2.50                 2.56                  2.00
 $500,000-1,000,000           2.00                 2.04                  1.50
$1,000,000 and over            --(1)                --                    --(1)

The following Class A sales charges and commissions apply to the New Jersey Intermediate Fund:

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CLASS A SALES CHARGES AND COMMISSIONS

                                                                   AUTHORIZED DEALER
                                 SALES CHARGE                         COMMISSION
                         -------------------------------------     -----------------
                                                 AS % OF
                         AS % OF PUBLIC          YOUR NET           AS % OF PUBLIC
  PURCHASE AMOUNT        OFFERING PRICE         INVESTMENT          OFFERING PRICE
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      Up to $50,000           3.00%                3.09%                 2.50%
    $50,000-100,000           2.50                 2.56                  2.00
   $100,000-250,000           2.00                 2.04                  1.50
   $250,000-500,000           1.50                 1.52                  1.25
 $500,000-1,000,000           1.25                 1.27                  1.00
$1,000,000 and over            --(1)                --                    --(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calcu-lated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connec-tion with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of adver-tising that features the products and services of both parties. The statement of additional information contains further information about these programs.

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OTHER SALES CHARGE DISCOUNTS

Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

                 Sales Charge Waivers

 . Rights of Accumulation

                 . Unit Trust Reinvestment

 . Letter of Intent (LOI)

 . Group Purchase . Purchases using Redemptions from Unrelated Funds

                 . Fee-Based Programs

                 . Bank Trust Departments

                 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and


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help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of purchase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compen-sates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your finan-cial adviser a 4% commission at the time of purchase. The New Jersey Interme-diate Fund does not currently offer Class B shares.

Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

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CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                     DURING YEAR
      ------------------------------------------
        1     2     3     4     5     6     7+
      ----- ----- ----- ----- ----- ----- ------
CDSC   5%    4%    4%    3%    2%    1%    0%

The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% annual distribution fee which compensates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge as described under "Other Sales Charge Discounts" above. There are no sales charges or ongoing fees. Class R Shares have lower ongoing expenses than Class A Shares.

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HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER

You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account.

Nuveen and Shareholder Services, Inc. ("SSI") will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL

You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;



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 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC

When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involun-tary redemption.

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EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of deter-mining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the extent required by law.

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OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need


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additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

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THE POWER OF SYSTEMATIC INVESTING

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. Theses annual returns do not reflect past or projected fund performance.

                             (CHART APPEARS HERE)


                                  ACCOUNT VALUES FOR TOTAL RETURNS OF
                      AMOUNT      ------------------------------------
       YEAR          INVESTED      4.00%          5.00%         6.00%
       ----          --------     -------        -------       -------
          0          $ 2,874      $ 2,874        $ 2,874       $ 2,874
          5            8,622        9,861         10,203        10,561
         10           14,370       18,391         19,610        20,929
         15           20,118       28,807         31,681        34,913
         20           25,866       41,525         47,173        53,779


SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly or semi-annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares on which you paid an initial sales charge or contin-gent deferred sales charge (CDSC), you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charge. You may only reinvest into the same class of shares you redeemed and will receive the share price next determined after Nuveen receives your rein-vestment request. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation. If you need additional copies of this form, or would like assistance completing it, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

If you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be wired directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption, the fund may charge you a fee for this expedited service.


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 DIVIDENDS AND TAXES


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HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

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TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in municipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

TAX CONSEQUENCES OF PRIVATE ACTIVITY BONDS

Because each fund may invest in private activity bonds, the portion of your regular monthly dividends derived from the income earned on these bonds that would otherwise be tax-exempt will be treated as taxable income if:

 . you are subject to the AMT (including corporate shareholders);

 . you are a "substantial user" of a facility financed by these bonds; or

 . you are a "related person" of a substantial user.

REDEEMING SHARES HELD LESS THAN SIX MONTHS

If you sell or exchange shares that you have owned for less than six months and you recognized a short-


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term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares.
Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares.
You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION

In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

-------------------------------------------------------------------------------
TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

-------------------------------------------------------------------------------
TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                       TAX-FREE YIELD

TAX RATE         4.00%               4.50%               5.00%               5.50%                6.00%
------
    ----------------------------------------------------------------------------------------------------
 28.0%           5.56%               6.25%               6.94%                7.64%                8.33%
 31.0%           5.80%               6.52%               7.25%                7.97%                8.70%
 36.0%           6.25%               7.03%               7.81%                8.59%                9.37%
 39.6%           6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.
 GENERAL INFORMATION


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HOW TO CONTACT NUVEEN

GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS

If you are calling to purchase or redeem shares, request an exchange or conduct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

  Nuveen Mutual Funds
  c/o Shareholder Services Inc.
  P.O. Box 5330
  Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

-------------------------------------------------------------------------------
FUND SERVICE PROVIDERS

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services, are overseen by the funds' Board of Trustees. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.


-------------------------------------------------------------------------------

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

-------------------------------------------------------------------------------
MANAGEMENT FEES


AVERAGE DAILY               MANAGEMENT
NET ASSET VALUE                FEE
--------------------------------------
For the first $125 million   0.5500%
For the next $125 million    0.5375%
For the next $250 million    0.5250%
For the next $500 million    0.5125%
For the next $1 billion      0.5000%
For assets over $2 billion   0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and port-folio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Daniel S. Solender is the portfolio manager for the New York Fund and the New York Insured Fund. Mr. Solender has managed the funds since September 1994 and joined Nuveen Advisory in January 1992. Stephen S. Peterson is an Assistant Vice President of Nuveen Advisory and the portfolio manager for the New Jersey Fund. Mr. Peterson has managed the fund since its inception in March 1992 and joined Nuveen Advisory in October 1991. Richard Huber is the portfolio manager for the Connecticut Fund and the New Jersey Intermediate Fund. Mr. Huber has managed the funds since 1993 and since 1995 had been a Vice President of Flag-ship Financial Inc., the fund's prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.

THE DISTRIBUTOR

John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and
Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees; and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional informa-tion contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder accounts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, currently serves as transfer agent for each fund.

-------------------------------------------------------------------------------
HOW THE FUNDS REPORT
PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the statement of additional information for a more detailed discussion.

-------------------------------------------------------------------------------
HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating,


-------------------------------------------------------------------------------
indications of value from securities dealers and general market conditions.

--------------------------------------------------------------------------------
ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfolio of investments and the shares of each class have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges and service fees. B shares convert to A shares after 8 years. C shares purchased before February 1, 1997 convert to A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Share-holders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

The New York and New Jersey Funds were formed as a result of mergers between existing Nuveen and Flagship funds. The performance and the financial informa-tion of each fund reflects that of the predecessor Nuveen fund.
 APPENDIX


--------------------------------------------------------------------------------
SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering state-ments of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further informa-tion.

CONNECTICUT

Connecticut's economy, historically based on the insurance, defense manufactur-ing, finance and real estate industries, is slowly recovering from one of the most severe recessions in the country, which was due in part to reductions in defense spending and the downsizing of the foregoing industries. The construc-tion, trade and service industries are expected to lead the state's economic recovery. Connecticut is the highest income state in the nation.

While the state's per capital personal income levels are 135% of the national average, the state's ratio of tax-supported debt to personal income is among the highest in the nation. These high debts are expected to limit the state's financial flexibility. The state's general obligation bonds are rated Aa by Moody's and AA- by Standard and Poor's.

Tax Treatment:

The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and posses-sions. The portion of the Connecticut Fund's monthly dividends that is attrib-utable to income earned on other obligations will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or real-ized capital gains (other than capital gains on Connecticut municipal bonds), or if you sell or exchange Connecticut Fund shares and realize a capital gain on the transaction.


--------------------------------------------------------------------------------

The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW YORK

While New York State historically has been one of the wealthiest states in the nation, for decades its economy has grown more slowly than the nation as a whole. There are many reasons for this slow growth. New York has a very high state and local tax burden relative to other states. Declines in the banking and financial services industry, cutbacks in defense spending, and an over-built real estate market have hurt the State's economy. High taxes and other factors have prompted some businesses and individuals to leave the State, or not to move to the State. More affluent residents of its cities have moved to the suburbs and been replaced by less affluent residents, who may require more government support. Cities outside the state have developed financial and business resources which make them less dependent on New York City, which has hindered its economic recovery. The State projects a slow rate of economic growth in 1996. The State's 1995 unemployment rate was 6.3%. New York City's 1995 unemployment rate was 8.2%. New York State general obligation bonds are rated A by Moody's and A- by Standard & Poor's; New York City general obliga-tion bonds are rated Baa1 by Moody's and BBB+ by Standard & Poor's.

The State ended its 1995-96 fiscal year with a GAAP operating deficit. The $378 million proposed 1996-97 State budget projects a balanced general fund, receipts of $31.9 billion, and disbursements of $31.2 billion. The Governor also proposed an alternative budget to replace over $1 billion in Medicaid reimbursements which the federal government might not pay.

New York City ended its 1996 fiscal year with an operating surplus of approxi-mately $5 million. Before the State enacted its 1996-97 budget, New York City adopted a fiscal year 1997 budget in June 1996 which provided for $33.4 billion in spending. In March 1996, Moody's announced that it was reviewing the City's general obligation bond rating pending adoption of the City's 1997 budget. S&P placed the City on negative credit watch in January 1995. The City's 1997 budget of $33.3 billion reduces spending from the previous year and cuts $1.1 billion from City agencies. The Governor and the legislature have not agreed on how much State aid to provide the City in fiscal 1998, and the City may have to adopt further budget cuts after the 1998 State budget is adopted. Recent changes in federal law may lower the amount of federal aid the City receives. If State and federal aid to the City declines, savings in the City's budget may be lower than projected and the Mayor may be required to propose additional spending cuts or tax increases to balance the City's budget in 1997 and beyond.

If serious financial difficulties arise that hamper the ability of the State, its agencies, New York City, other municipalities, or school districts to issue bonds or increase the risk that they may default on their obligations to pay bondholders, the market value of the bonds they have issued may decrease. In addition, without help from the State legislature, the State Constitution may prevent the City from issuing bonds after 1997 because of declining real estate values within the City. If the City cannot issue bonds to pay for capital improvements, this would increase its budget deficits in later years.

Tax Treatment.

The New York Funds' regular monthly dividends will not be subject to New York state or New York city personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obli-gations of U.S. territories and possessions. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obli-gations will be subject to the New York state or the New York city personal income taxes. You also will be subject to New York state and New York city personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains, or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.

The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.

NEW JERSEY

New Jersey has a diversified economic base comprised of various manufacturing, construction and service industries. Compared to other states, New Jersey ranks high in per capita personal income. The national recession, however, adversely affected the State's employment rate. Economic recovery is expected to be slow and uneven.

The fiscal year 1997 budget totaled $15.8 billion, a 1.3% decrease from the previous year. The balanced budget includes $607 million in surplus. Whether the State can achieve a balanced budget depends on its ability to reduce expenditures and collect estimated tax revenues.

The 1995 fiscal year audited general fund revenues were $16.6 billion against expenditures of $16.5 billion, leaving a general fund surplus of approximately $100 million. In October 1996, the unemployment rate was 6.1%. The state ranks second in the U.S. to Connecticut in per capita income. New


-------------------------------------------------------------------------------

Jersey's general obligation bonds are rated Aa1 by Moody's and AA+ by Standard and Poor's.

Tax Treatment.

The New Jersey Funds' regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Funds distribute any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Funds, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Funds, you may not use the loss to offset other New Jersey taxable capital gains.

The treatment of corporate shareholders of the New Jersey Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information and are urged to consult their tax adviser.


--------------------------------------------------------------------------------

                         Nuveen Family of Mutual Funds

           Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund
           Balanced Stock and Bond Fund
           Balanced Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds/1/

           State Funds

           Alabama                        Michigan
           Arizona                        Missouri
           California/2/                  New Jersey/3/
           Colorado                       New Mexico
           Connecticut                    New York/2/
           Florida/3/                     North Carolina
           Georgia                        Ohio
           Kansas                         Pennsylvania
           Kentucky/4/                    South Carolina
           Louisiana                      Tennessee
           Maryland                       Virginia
           Massachusetts/2/               Wisconsin

           Notes

           1. Long-term, insured long-term, intermediate-term and limited-term portfolios.

           2. Long-term and insured long-term portfolios.
           3. Long-term and intermediate-term portfolios.
           4. Long-term and limited-term portfolios.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
                                                                    VPR-MS3

[LOGO OF NUVEEN]                                                    Prospectus





Municipal
Mutual
Funds
                                              [PHOTO OF WOMAN APPEARS HERE]
Dependable, tax-free income
to help you keep more
of what you earn.





California




February 1, 1997

--------------------------------------------------------------------------------
INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with invest-ments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and finan-cial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing securities of strong companies and communities at an attractive price -- is the cornerstone of Nuveen's investment philoso-phy. A long-term strategy that offers the potential for above average returns over time with moderated risk, successful value-investing begins with in-depth research and a discerning eye for value. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

--------------------------------------------------------------------------------
PROSPECTUS

Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund

--------------------------------------------------------------------------------
OVERVIEW

The funds listed above are part of the Nuveen Flagship Multistate Trust II, an open-end investment company. Each fund seeks to provide high double tax-free income and preservation of capital through investments in diversified portfo-lios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circum-stances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before invest-ing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional infor-mation which is part of this prospectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
CONTENTS

OVERVIEW                                   1
FUND SUMMARIES AND FINANCIAL HIGHLIGHTS    2
FUND STRATEGIES
  Investment Objective                     6
  How the Funds Select Investments         6
  Risk Reduction Strategies                7
INVESTING IN THE FUNDS
  How to Buy Fund Shares                   8
  How to Select a Purchase Option          9
  How to Sell Fund Shares                 10
  Exchanging Shares                       11
  Optional Features and Services          11
DIVIDENDS AND TAXES
  How the Funds Pay Dividends             13
  Taxes and Tax Reporting                 13
  Taxable Equivalent Yields               14
GENERAL INFORMATION
  How to Contact Nuveen                   15
  Fund Service Providers                  15
  How the Funds Report Performance        16
  How Fund Shares are Priced              16
  Organization                            16
APPENDIX
  Special State Considerations            17

                                                                FEBRUARY 1, 1997

--------------------------------------------------------------------------------
Nuveen California Municipal Bond Fund

                            PERFORMANCE INFORMATION

INCEPTION: July 1, 1986
NET ASSETS: $228.0 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.80%             6.26%             1.64%             5.47%             6.65%
5 YEARS          5.62%             6.51%             5.70%             5.79%             6.86%
10 YEARS         6.42%             6.86%             6.27%             6.23%             7.18%
INCEPTION        6.63%             7.08%             6.49%             6.44%             7.38%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------

MATURITY (YEARS)

                           [BAR CHART APPEARS HERE:]

Average Maturity     20.9
Average Modified
Duration              8.1

--------------------------------------------------------------------------------
CREDIT QUALITY

                           [PIE CHART APPEARS HERE:]

AAA                  (50%)
AA                   (20%)
A                    (21%)
BBB                  (4%)
BB                   (2%)
NR                   (3%)

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE:]

Health Care
Facilities           (16%)
Other                (31%)
Escrowed Bonds       (10%)
Educational
Facilities           (15%)
Housing Facilities   (14%)
Lease Rental
Facilities           (14%)

                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

TRANSACTION EXPENSE                                     CLASS A   CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                                4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --         --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    -- (1)     5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

FUND EXPENSE           CLASS A CLASS B CLASS C CLASS R
------------------------------------------------------
MANAGEMENT FEES         0.55%   0.55%   0.55%   0.55%
12B-1 FEES              0.20%   0.95%   0.75%    --
OTHER                   0.15%   0.15%   0.15%   0.15%
------------------------------------------------------
  TOTAL (GROSS)         0.90%   1.65%   1.45%   0.70%
WAIVERS/
REIMBURSEMENTS           --      --      --      --
------------------------------------------------------
  TOTAL EXPENSES (NET)  0.90%   1.65%   1.45%   0.70%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 YEAR                  $ 51                  $ 56                  $ 15                   $ 7
3 YEARS                 $ 69                  $ 84                  $ 46                   $22
5 YEARS                 $ 90                  $101                  $ 79                   $39
10 YEARS                $148                  $175                  $174                   $87


--------------------------------------------------------------------------------
                                                                          PAGE 2

Information as of 8/31/96          See Notes on Next Page

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

---------- ---------------------------------- ---------------------------------

 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)


                                         Net Realized             Distribu-
                                         and Unreal-   Dividends    tions
  Year Ending      Beginning    Net       ized Gain     from Net    from     Ending
   February        Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
    28/29,           Value   Income(c)  Investments(a)   Income     Gains     Value
 --------------    --------- ---------- -------------- ---------- --------- --------
 CLASS A (9/94)
 1997(g)             $10.580      $.275        $(.238)    $(.267)    $  --    $10.350
-------------------------------------------------------------------------------------
 1996                 10.100       .549          .473      (.542)       --     10.580
-------------------------------------------------------------------------------------
 1995(d)              10.210       .270         (.031)     (.275)    (.074)    10.100
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997(g)              10.580       .237         (.239)     (.228)       --     10.350
-------------------------------------------------------------------------------------
 1996                 10.100       .470          .474      (.464)       --     10.580
-------------------------------------------------------------------------------------
 1995(d)              10.040       .218          .139      (.223)    (.074)    10.100
-------------------------------------------------------------------------------------
 CLASS R (7/86)
 1997(g)              10.600       .283         (.221)     (.282)       --     10.380
-------------------------------------------------------------------------------------
 1996                 10.130       .575          .467      (.572)       --     10.600
-------------------------------------------------------------------------------------
 1995                 10.740       .582         (.531)     (.587)    (.074)    10.130
-------------------------------------------------------------------------------------
 1994                 10.850       .598         (.054)     (.596)    (.058)    10.740
-------------------------------------------------------------------------------------
 1993                 10.140       .633          .707      (.626)    (.004)    10.850
-------------------------------------------------------------------------------------
 1992(e)               9.920       .429          .218      (.427)       --     10.140
-------------------------------------------------------------------------------------
 1991(f)               9.790       .639          .133      (.642)       --      9.920
-------------------------------------------------------------------------------------
 1990(f)               9.850       .641         (.058)     (.643)       --      9.790
-------------------------------------------------------------------------------------
 1989(f)               9.240       .649          .610      (.649)       --      9.850
-------------------------------------------------------------------------------------
 1988(f)               9.280       .647         (.040)     (.647)       --      9.240
-------------------------------------------------------------------------------------
 1987(f)               9.600       .652         (.320)     (.652)       --      9.280
-------------------------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)

                                                      Ratio of Net
                                         Ratio of      Investment
  Year Ending                  Ending   Expenses to     Income to     Portfolio
   February          Total   Net Assets Average Net      Average      Turnover
    28/29,         Return(b) (millions)  Assets(c)    Net Assets(c)     Rate
------------------ --------- ---------- ------------- --------------- ----------
 CLASS A (9/94)
 1997(g)                .38%      $17.0         .95%+          5.17%+        31%
-------------------------------------------------------------------------------------
 1996                 10.36        12.7         .96            5.27          36
-------------------------------------------------------------------------------------
 1995(d)               2.52         3.1        1.00+           5.81+         32
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997(g)                 --          .7        1.70+           4.43+         31
-------------------------------------------------------------------------------------
 1996                  9.53          .7        1.71            4.52          36
-------------------------------------------------------------------------------------
 1995(d)               3.71          .2        1.75+           5.03+         32
-------------------------------------------------------------------------------------
 CLASS R (7/86)
 1997(g)                .62       210.4         .70+           5.43+         31
-------------------------------------------------------------------------------------
 1996                 10.54       216.4         .71            5.53          36
-------------------------------------------------------------------------------------
 1995                   .78       208.1         .71            5.83          32
-------------------------------------------------------------------------------------
 1994                  5.08       218.4         .73            5.47          19
-------------------------------------------------------------------------------------
 1993                 13.66       183.2         .71            6.05           5
-------------------------------------------------------------------------------------
 1992(e)               6.61       133.4         .67+           6.30+         --
-------------------------------------------------------------------------------------
 1991(f)               8.16       107.5         .69            6.48          15
-------------------------------------------------------------------------------------
 1990(f)               6.14        78.7         .69            6.51           8
-------------------------------------------------------------------------------------
 1989(f)              14.12        52.0         .75            6.79          22
-------------------------------------------------------------------------------------
 1988(f)               6.87        29.6         .70            7.09          48
-------------------------------------------------------------------------------------
 1987(f)               3.28        19.1         .18            6.62          17
-------------------------------------------------------------------------------------

+Annualized.
(a)Net of any applicable taxes.

(b)Total returns are calculated on net asset value and are not annualized for periods of less than 12 months.
(c)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d)From commencement of class operations as noted.
(e)For the eight months ending February 29.
(f)For the year ending June 30.
(g)For the six months ending August 31, 1996.


--------------------------------------------------------------------------------
NOTES:

(1) Sales charge in effect February 1, 1997. The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.95% to 0.90% and on Class C from 1.70% to 1.45%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuveen California Insured Municipal Bond Fund

                    PERFORMANCE INFORMATION (AS OF 8/31/96)

INCEPTION: July 1, 1986
NET ASSETS: $220.8 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.73%             6.19%             1.44%             5.41%             6.45%
5 YEARS          6.11%             7.01%             6.09%             6.12%             7.26%
10 YEARS         6.37%             6.82%             6.22%             6.10%             7.08%
INCEPTION        6.52%             6.96%             6.37%             6.23%             7.22%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

                             [BAR CHART APPEARS HERE]
Average Maturity  22.95
Average Modified Duration  7.97
--------------------------------------------------------------------------------

CREDIT QUALITY

                           [PIE CHART APPEARS HERE]
Insured (95%)
Escrowed (5%)
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]
Escrowed Bonds (17%)
Lease Rental Facilities (16%)
Health Care Facilities (15%)
Housing Facilities (10%)
Water/Sewer Facilities (9%)
Other (33%)


                    EXPENSE INFORMATION (AS OF 8/31/96)

SHAREHOLDER
(Maximum, as % of Offering Price)

                                                        CLASS A   CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                                4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --         --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --(1)      5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                         CLASS A               CLASS B               CLASS C               CLASS R
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES           0.55%                 0.55%                 0.55%                 0.55%
12B-1 FEE                 0.20%                 0.95%                 0.75%                 --
OTHER                     0.15%                 0.15%                 0.15%                 0.15%
--------------------------------------------------------------------------------------------------
  TOTAL (GROSS)           0.90%                 1.65%                 1.45%                 0.70%
WAIVERS/
REIMBURSEMENTS             --                    --                    --                    --
--------------------------------------------------------------------------------------------------
  TOTAL (NET)             0.90%                 1.65%                 1.45%                 0.70%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

 HOLDING
  PERIOD           CLASS A                 CLASS B                 CLASS C                 CLASS R
--------------------------------------------------------------------------------------------------
 1 YEAR             $ 51                    $ 56                    $ 15                     $ 7
 3 YEARS            $ 69                    $ 84                    $ 46                     $22
 5 YEARS            $ 90                    $101                    $ 79                     $39
 10 YEARS           $148                    $175                    $174                     $87
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          PAGE 4
 Information as of 8/31/96          See Notes on Next Page

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.
-------------------------------------------------------------------------------

 CLASS            INVESTMENT OPERATIONS AND DISTRIBUTIONS:
(INCEPTION
 DATE)
                                        Net Realized             Distribu-
                                        and Unreal-   Dividends    tions
  Year Ending     Beginning    Net       ized Gain     from Net    from     Ending
    February      Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
     28/29,         Value   Income(c)  Investments(a)   Income     Gains     Value
 --------------   --------- ---------- -------------- ---------- --------- ---------
 CLASS A (9/94)
 1997 (g)          $10.760    $.271        $(.267)     $(.264)    $  --     $10.500
------------------------------------------------------------------------------------
 1996               10.250     .530          .505       (.525)       --      10.760
------------------------------------------------------------------------------------
 1995 (d)           10.220     .255          .068       (.265)     (.028)    10.250
------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997 (g)           10.670     .223         (.251)      (.222)       --      10.420
------------------------------------------------------------------------------------
 1996               10.150     .448          .516       (.444)       --      10.670
------------------------------------------------------------------------------------
 1995 (d)           10.060     .210          .123       (.215)     (.028)    10.150
------------------------------------------------------------------------------------
 CLASS R (7/86)
 1997 (g)           10.740     .278         (.262)      (.276)       --      10.480
------------------------------------------------------------------------------------
 1996               10.230     .556          .507       (.553)       --      10.740
------------------------------------------------------------------------------------
 1995               10.670     .559         (.412)      (.559)     (.028)    10.230
------------------------------------------------------------------------------------
 1994               10.850     .560         (.101)      (.556)     (.083)    10.670
------------------------------------------------------------------------------------
 1993               10.010     .584          .871       (.579)     (.036)    10.850
------------------------------------------------------------------------------------
 1992 (e)            9.650     .401          .360       (.401)       --      10.010
------------------------------------------------------------------------------------
 1991 (f)            9.480     .600          .176       (.606)       --       9.650
------------------------------------------------------------------------------------
 1990 (f)            9.630     .608         (.151)      (.607)       --       9.480
------------------------------------------------------------------------------------
 1989 (f)            9.020     .607          .610       (.607)       --       9.630
------------------------------------------------------------------------------------
 1988 (f)            8.980     .600          .040       (.600)       --       9.020
------------------------------------------------------------------------------------
 1987 (f)            9.600     .630         (.620)      (.630)       --       8.980
------------------------------------------------------------------------------------

 CLASS            RATIOS/SUPPLEMENTAL DATA:
(INCEPTION
 DATE)
                                                        Ratio of Net
                                            Ratio of     Investment
  Year Ending                   Ending     Expenses to   Income to    Portfolio
    February        Total     Net Assets   Average Net    Average     Turnover
     28/29,       Return(b) (in thousands)  Assets(c)   Net Assets(c)   Rate
----------------- --------- -------------- ----------- -------------- ---------
 CLASS A (9/94)
 1997 (g)             .07%      $ 22.7        .95%+        5.02%+        26%
------------------------------------------------------------------------------------
 1996               10.32         17.3        .97          5.00          38
------------------------------------------------------------------------------------
 1995 (d)            3.33          4.8       1.05+         5.45+         25
------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997 (g)            (.24)          .9       1.70+         4.28+         26
------------------------------------------------------------------------------------
 1996                9.67          1.0       1.71          4.26          38
------------------------------------------------------------------------------------
 1995 (d)            3.45           .2       1.80+         4.69+         25
------------------------------------------------------------------------------------
 CLASS R (7/86)
 1997 (g)             .18        197.1        .70+         5.28+         26
------------------------------------------------------------------------------------
 1996               10.63        205.6        .70          5.29          38
------------------------------------------------------------------------------------
 1995                1.68        198.9        .70          5.60          25
------------------------------------------------------------------------------------
 1994                4.27        208.1        .71          5.12          14
------------------------------------------------------------------------------------
 1993               15.05        168.9        .75          5.72           9
------------------------------------------------------------------------------------
 1992 (e)            7.99        100.9        .64+         5.97+          7
------------------------------------------------------------------------------------
 1991 (f)            8.43         74.6        .68          6.26          29
------------------------------------------------------------------------------------
 1990 (f)            4.93         50.6        .70          6.36          13
------------------------------------------------------------------------------------
 1989 (f)           13.97         35.0        .82          6.52          23
------------------------------------------------------------------------------------
 1988 (f)            7.44         22.4        .82          6.77          31
------------------------------------------------------------------------------------
 1987 (f)            (.13)        16.2        .17          6.48           4
------------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes

(b) Total returns are calculated on net asset value and are not annualized for periods of less than 12 months.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the three months ending February 29.
(f) For the year ending June 30.
(g) For the six months ending August 31, 1996.

--------------------------------------------------------------------------------
NOTES:

(1)Sales charge in effect February 1, 1997. The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2)CDSC declines to 0% at the end of six years.

(3)Imposed only on redemptions within 12 months of purchase.

(4)Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.95% to 0.90% and on Class C from 1.70% to 1.45%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

(5)The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

--------------------------------------------------------------------------------

 FUND STRATEGIES


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal and state income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY

The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

--------------------------------------------------------------------------------
HOW THE FUNDS SELECT
INVESTMENTS

TAX-FREE MUNICIPAL BONDS

The funds invest substantially all of their assets (at least 80%) in municipal bonds from California that pay interest that is exempt from regular federal and state income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.

The California Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the California Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds focus on quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from California are not avail-able at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not iden-tical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some specula-tive characteristics. Bond ratings represent the opinions of the ratings agen-cies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY

The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects municipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The adviser then monitors each fund's portfolio to assure that municipal bonds purchased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an invest-ment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.


--------------------------------------------------------------------------------

INSURANCE

Insured municipal bonds are purchased primarily by the California Insured Fund. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insurance Co. The funds' investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The California Insured Fund can invest up to 20% of its net assets in uninusured municipal bonds which are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities and reduce market risk.

DELAYED DELIVERY TRANSACTIONS

Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securi-ties are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

--------------------------------------------------------------------------------
RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (dura-tions) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS

The funds have adopted certain investment limitations (based on total fund assets) designed to limit your investment risk and maintain portfolio diversi-fication. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As diversified funds, the funds also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES

Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure


--------------------------------------------------------------------------------
in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.
 INVESTING IN THE FUNDS


-------------------------------------------------------------------------------
HOW TO BUY FUND SHARES

You may open an account with $3,000 and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will receive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER

You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments continue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can refer you to one in your area.

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the enclosed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO SELECT A PURCHASE
OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your financial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your investment and whether or not you will reinvest dividends. If you compensate your finan-cial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your financial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distributor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES

You may buy Class A shares at their public offering price on the day of purchase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service.

The following Class A sales charges and commissions apply to all funds described in this prospectus:

--------------------------------------------------------------------------------
CLASS A SALES CHARGES AND COMMISSIONS

                                                                       AUTHORIZED DEALER
                                 SALES CHARGE                             COMMISSION
                           -------------------------------------       -----------------
                           AS % OF                                          AS % OF
                            PUBLIC               AS % OF                    PUBLIC
                           OFFERING              YOUR NET                  OFFERING
  PURCHASE AMOUNT           PRICE               INVESTMENT                   PRICE
----------------------------------------------------------------------------------------
      Up to $50,000          4.20%                 4.38%                     3.70%
    $50,000-100,000          4.00                  4.18                      3.50
   $100,000-250,000          3.50                  3.63                      3.00
   $250,000-500,000          2.50                  2.56                      2.00
 $500,000-1,000,000          2.00                  2.04                      1.50
$1,000,000 and over           --(1)                 --                        --(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calcu-lated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connec-tion with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of adver-tising that features the products and services of both parties. The statement of additional information contains further information about these programs.

--------------------------------------------------------------------------------
OTHER SALES CHARGE DISCOUNTS

Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions              Sales Charge Waivers

 . Rights of Accumulation              . Unit Trust Reinvestment

 . Letter of Intent (LOI)              . Purchases using Redemptions from
                                        Unrelated Funds
 . Group Purchase
                                       . Fee-Based Programs

                                       . Bank Trust Departments

                                       . Certain Employees of Nuveen or
                                         Authorized Dealers


Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of purchase. The price you pay will equal the Class B NAV. There is no initial sales


--------------------------------------------------------------------------------
charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your financial adviser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

-------------------------------------------------------------------------------
CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

The CDSC is calculated on the lower of your purchase price or redemption proceeds.

  DURING YEAR
      ---------------------------
       1   2   3   4   5   6  7+
      --- --- --- --- --- --- ---
CDSC  5%  4%  4%  3%  2%  1%  0%

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% annual distribution fee which compensates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge as described under "Other Sales Charge Discounts" above. There are no sales charges or ongoing fees. Class R Shares have lower ongoing expenses than Class A Shares.

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HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER

You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account.

Nuveen and Shareholder Services, Inc. ("SSI") will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL

You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the


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address on record has been changed within the last 60 days). Signature guaran-tees must be obtained from a bank, brokerage firm or other financial interme-diary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC

When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involun-tary redemption.

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EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen mutual fund that is available within your state of residence. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of deter-mining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the extent required by law.

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OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need addi-tional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.


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Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

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THE POWER OF SYSTEMATIC INVESTING

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                             [CHART APPEARS HERE]

                                       ACCOUNT VALUES FOR TOTAL RETURNS OF
                        AMOUNT         -----------------------------------
       YEAR            INVESTED         4.00%           5.00%       6.00%
       ----            --------        -------         -------     -------
          0            $ 2,874         $ 2,874         $ 2,874     $ 2,874
          5              8,622           9,861          10,203      10,561
         10             14,370          18,391          19,610      20,929
         15             20,118          28,807          31,681      34,913
         20             25,866          41,525          47,173      53,779

SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly or semi-annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares on which you paid an initial sales charge or contin-gent deferred sales charge (CDSC), you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charge. You may only reinvest into the same class of shares you redeemed and will receive the share price next determined after Nuveen receives your rein-vestment request. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation. If you need additional copies of this form, or would like assistance completing it, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

If you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be wired directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption, the fund may charge you a fee for this expedited service.


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                                                                        PAGE 12

 DIVIDENDS AND TAXES


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HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on the ninth of each month and generally pay dividends or about on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

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TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from California or in municipal bonds whose income is otherwise exempt from regular federal and state income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal and state income taxes. All or a portion of these divi-dends, however, may be subject to the federal alternative minimum tax (AMT). More specific state tax information can be found below in the Appendix. Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

TAX CONSEQUENCES OF PRIVATE ACTIVITY BONDS

Because each fund may invest in private activity bonds, the portion of your regular monthly dividends derived from the income earned on these bonds that would otherwise be tax-exempt will be treated as taxable income if:

 . you are subject to the AMT (including corporate shareholders);

 . you are a "substantial user" of a facility financed by these bonds; or

 . you are a "related person" of a substantial user.


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REDEEMING SHARES HELD LESS THAN SIX MONTHS

If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION

In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

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TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

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TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                       TAX-FREE YIELD
TAX RATE         4.00%               4.50%               5.00%               5.50%                6.00%
-------    ----------------------------------------------------------------------------------------------------
 28.0%           5.56%               6.25%               6.94%                7.64%                8.33%
 31.0%           5.80%               6.52%               7.25%                7.97%                8.70%
 36.0%           6.25%               7.03%               7.81%                8.59%                9.37%
 39.6%           6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.


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 GENERAL INFORMATION


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HOW TO CONTACT NUVEEN

GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS

If you are calling to purchase or redeem shares, request an exchange or conduct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

  Nuveen Mutual Funds
  c/o Shareholder Services Inc.
  P.O. Box 5330
  Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

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FUND SERVICE PROVIDERS

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services, are overseen by the funds' Board of Trustees. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

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MANAGEMENT FEES

AVERAGE DAILY               MANAGEMENT
NET ASSET VALUE                FEE
--------------------------------------
For the first $125 million   0.5500%
For the next $125 million    0.5375%
For the next $250 million    0.5250%
For the next $500 million    0.5125%
For the next $1 billion      0.5000%
For assets over $2 billion   0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the munic-ipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Steven J. Krupa is the portfolio manager for the California Fund and the Cali-fornia Insured Fund. Mr. Krupa has been a Vice President of Nuveen Advisory since 1990.

THE DISTRIBUTOR

John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and
Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees; and retains the first year's service and distribution fees on sales of Class C shares. Otherwise,


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Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder accounts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, currently serves as transfer agent for each fund.

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HOW THE FUNDS REPORT
PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the statement of additional information for a more detailed discussion.

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HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

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ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfolio of investments and the shares of each class have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges and service fees. B shares convert to A shares after 8 years. C shares purchased before February 1, 1997 convert to A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Share-holders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.


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 APPENDIX


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SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund invest-ment. See the statement of additional information for further information.

CALIFORNIA

California's economy, the largest in the nation, is undergoing a slow, steady growth following a recession from mid-1990 to late 1993 in which the construc-tion, manufacturing and financial services industries were adversely affected, job losses were severe, and substantial, broad-based revenue shortfalls affected both the state and local governments. The state's 1995 unemployment
rate was   % and average personal income was $20,406. California's general obligation bonds are rated A1 by Moody's and A+ by Standard and Poor's.

The taxing authority of California's governmental entities is limited due to the adoption of "Proposition 13" and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and gener-ally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on simi-larly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits which are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the state must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called "Proposition 62" requires either a majority or 2/3 voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local govern-ments. The complex and ambiguous nature of the foregoing limitations makes it impossible to fully determine their impact on California Municipal Obligations or the ability of the state and local governments to pay debt service on Cali-fornia Municipal Obligations.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating down-grades and/or defaults may result. Additionally, the voter approval require-ment reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how Proposi-tion 218 will be interpreted by a court.

California ended its 1994-95 fiscal year with a general fund surplus of approximately $590 million, reducing the accumulated budget deficit to approx-imately $1.14 billion. As a result of the improved revenues, the state's cash position has substantially recovered. Only $2 billion of cash flow borrowing was needed during 1995-96, and only about $3 billion is projected for 1996-97, with no external borrowing over the end of the fiscal year. The Governor's proposed budget for 1996-97 projects $47.1 billion of revenues and transfers, and $46.5 billion of expenditures, resulting in a budget reserve at June 30, 1997 of about $500 million. A number of issues related to the 1996-97 budget still have to be resolved, including the Governor's tax reduction proposals and his proposals for future health and welfare cuts.


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California's finances have improved since 1994 after its significant financial difficulties reduced its credit standing in the early 1990's. However, should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Tax Treatment.

The California Funds' regular monthly dividends will not be subject to Cali-fornia personal income taxes to the extent they are paid out of income earned on California municipal obligations or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the Cali-fornia Funds distribute any taxable income or realized capital gains, or if you sell or exchange shares of the California Funds and realize capital gain on the transaction.

The treatment of corporate shareholders of the California Funds differs from that described above. Corporate shareholders should refer to the statement of additional information for more detailed information.



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                         Nuveen Family of Mutual Funds

           Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund
           Balanced Stock and Bond Fund
           Balanced Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds/1/

           State Funds

           Alabama                        Michigan
           Arizona                        Missouri
           California/2/                  New Jersey/3/
           Colorado                       New Mexico
           Connecticut                    New York/2/
           Florida/3/                     North Carolina
           Georgia                        Ohio
           Kansas                         Pennsylvania
           Kentucky/4/                    South Carolina
           Louisiana                      Tennessee
           Maryland                       Virginia
           Massachusetts/2/               Wisconsin

           Notes

           1. Long-term, insured long-term, intermediate-term and limited-term portfolios.

           2. Long-term and insured long-term portfolios.
           3. Long-term and intermediate-term portfolios.
           4. Long-term and limited-term portfolios.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
                                                                       VPR-CA

[LOGO OF NUVEEN]                                                    Prospectus





Municipal
Mutual
Funds
                                              [PHOTO OF WOMAN APPEARS HERE]
Dependable, tax-free income to help
you keep more of what you earn.





Massachusetts



February 1, 1997

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INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with invest-ments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and finan-cial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing securities of strong companies and communities at an attractive price -- is the cornerstone of Nuveen's investment philoso-phy. A long-term strategy that offers the potential for above average returns over time with moderated risk, successful value-investing begins with in-depth research and a discerning eye for value. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

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PROSPECTUS

Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund


--------------------------------
OVERVIEW

The funds listed above are part of the Nuveen Flagship Multistate Trust II, an open-end investment company. Each fund seeks to provide high double tax-free income and preservation of capital through investments in diversified portfo-lios of quality municipal bonds whose income is exempt from regular federal and state income taxes.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circum-stances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before invest-ing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional infor-mation which is part of this prospectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------
CONTENTS

OVERVIEW                                   1
FUND SUMMARIES AND FINANCIAL HIGHLIGHTS    2
FUND STRATEGIES
  Investment Objective                     6
  How the Funds Select Investments         6
  Risk Reduction Strategies                7
INVESTING IN THE FUNDS
  How to Buy Fund Shares                   8
  How to Select a Purchase Option          8
  How to Sell Fund Shares                 10
  Exchanging Shares                       11
  Optional Features and Services          11
DIVIDENDS AND TAXES
  How the Funds Pay Dividends             13
  Taxes and Tax Reporting                 13
  Taxable Equivalent Yields               14
GENERAL INFORMATION
  How to Contact Nuveen                   15
  Fund Service Providers                  15
  How the Funds Report Performance        16
  How Fund Shares are Priced              16
  Organization                            16
APPENDIX
  Special State Considerations            17

                                                               FEBRUARY 1, 1997

---------------------------------------------------------------------
Nuveen Massachusetts Municipal Bond Fund

                            PERFORMANCE INFORMATION
INCEPTION: December 10, 1986
NET ASSETS: $80.9 million
 Information as of 8/31/96          See Notes on Next Page

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.10%             5.53%             0.69%             4.68%             5.69%
5 YEARS          6.32%             7.21%             6.27%             6.40%             7.44%
INCEPTION        5.85%             6.31%             5.68%             5.57%             6.56%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

[BAR CHART APPEAR HERE:

Average Maturity                20.3
Average Modified Duration        5.9
--------------------------------------------------------------------------------
CREDIT QUALITY

[PIE CHART APPEAR HERE:

AAA     (48%)
AA      (13%)
A       (23%)
BBB     (14%)
NR       (2%)
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE:

Escrowed Bonds               (24%)
General Obligation Bonds     (22%)
Housing Facilities           (19%)
Health Care Facilities       (15%)
Educational Facilities       (14%)
Other                         (6%)

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A  CLASS B  CLASS C  CLASS R
------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                               4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --        --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    -- (1)    5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                 CLASS A  CLASS B  CLASS C  CLASS R
---------------------------------------------------
MANAGEMENT FEES   0.55%    0.55%    0.55%    0.55%
12B-1 FEES        0.20%    0.95%    0.75%     --
OTHER EXPENSES    0.21%    0.21%    0.21%    0.21%
---------------------------------------------------
  TOTAL (GROSS)   0.96%    1.71%    1.51%    0.76%
WAIVERS/
REIMBURSEMENTS   (0.01%)  (0.01%)  (0.01%)  (0.01%)
---------------------------------------------------
  TOTAL (NET)     0.95%    1.70%    1.50%    0.75%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 YEAR                  $ 51                  $ 57                  $ 15                   $ 8
3 YEARS                 $ 71                  $ 85                  $ 47                   $24
5 YEARS                 $ 92                  $104                  $ 82                   $42
10 YEARS                $154                  $181                  $179                   $93


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

---------------------------------------------  --------------------------------

 CLASS         INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION
 DATE)
                                     Net Realized             Distribu-
                                     and Unreal-   Dividends    tions
  Year Ending  Beginning    Net       ized Gain     from Net    from     Ending
   February    Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
    28/29,       Value   Income(c)  Investments(a)   Income     Gains     Value
 ------------- --------- ---------- -------------- ---------- --------- ---------
 CLASS A
 (9/94)
 1997(g)        $9.940     $.263       $ (.181)      $(.252)    $  --    $9.770
---------------------------------------------------------------------------------
 1996            9.560      .513          .388        (.521)       --     9.940
---------------------------------------------------------------------------------
 1995(d)         9.540      .254          .025        (.259)       --     9.560
---------------------------------------------------------------------------------
 CLASS C
 (9/94)
 1997(g)         9.890      .223         (.177)       (.216)       --     9.720
---------------------------------------------------------------------------------
 1996            9.510      .437          .392        (.449)       --     9.890
---------------------------------------------------------------------------------
 1995(d)         9.280      .188          .254        (.212)       --     9.510
---------------------------------------------------------------------------------
 CLASS R
 (12/86)
 1997(g)         9.910      .267         (.173)       (.264)       --     9.740
---------------------------------------------------------------------------------
 1996            9.540      .537          .378        (.545)       --     9.910
---------------------------------------------------------------------------------
 1995            9.940      .541         (.403)       (.538)       --     9.540
---------------------------------------------------------------------------------
 1994            9.910      .543          .038        (.541)    (.010)    9.940
---------------------------------------------------------------------------------
 1993            9.210      .563          .704        (.563)    (.004)    9.910
---------------------------------------------------------------------------------
 1992(e)         9.130      .146          .077        (.143)       --     9.210
---------------------------------------------------------------------------------
 1991(f)         8.760      .577          .375        (.582)       --     9.130
---------------------------------------------------------------------------------
 1990(f)         8.900      .587        (.144)        (.583)       --     8.760
---------------------------------------------------------------------------------
 1989(f)         8.600      .587          .300        (.587)       --     8.900
---------------------------------------------------------------------------------
 1988(f)         8.250      .581          .350        (.581)       --     8.600
---------------------------------------------------------------------------------
 1987(d)(f)      9.600      .577        (1.350)       (.577)       --     8.250
---------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
                                                  Ratio of Net
                                      Ratio of     Investment
  Year Ending               Ending   Expenses to   Income to     Portfolio
   February       Total   Net Assets Average Net    Average      Turnover
    28/29,      Return(b) (millions)  Assets(c)  Net Assets(c)     Rate
 -------------  -------------------- --------------------------  ---------
 CLASS A
 (9/94)
 1997(g)            .85%     $5.6       1.00%+         5.21%+         3%
--------------------------------------------------------------------------
 1996              9.62       4.3       1.00           5.21           6
--------------------------------------------------------------------------
 1995(d)           3.05       1.1       1.00+          5.75+         17
--------------------------------------------------------------------------
 CLASS C
 (9/94)
 1997(g)            .49        .8       1.75+          4.46+          3
--------------------------------------------------------------------------
 1996              8.87        .6       1.75           4.45           6
--------------------------------------------------------------------------
 1995(d)           4.86        .1       1.75+          5.11+         17
--------------------------------------------------------------------------
 CLASS R
 (12/86)
 1997(g)            .98      74.5        .75+          5.46+          3
--------------------------------------------------------------------------
 1996              9.80      76.8        .75           5.49           6
--------------------------------------------------------------------------
 1995              1.64      71.6        .75           5.77          17
--------------------------------------------------------------------------
 1994              5.96      71.9        .75           5.38           3
--------------------------------------------------------------------------
 1993             14.21      53.2        .75           5.91           5
--------------------------------------------------------------------------
 1992(e)           2.44      34.5        .71+          6.31+          5
--------------------------------------------------------------------------
 1991(f)          11.19      31.2        .75           6.39          19
--------------------------------------------------------------------------
 1990(f)           5.21      20.8        .75           6.68          23
--------------------------------------------------------------------------
 1989(f)          10.62      15.5        .75           6.64          31
--------------------------------------------------------------------------
 1988(f)          11.56       9.5        .75           6.74          55
--------------------------------------------------------------------------
 1987(d)(f)       (8.19)      5.7        .37+          6.47+         34
--------------------------------------------------------------------------

+  Annualized.
(a)Net of any applicable taxes.

(b)Total returns are calculated on net asset value and are not annualized.
(c)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d)From commencement of class operations as noted.
(e)For the three months ending February 29.
(f)For the year ending November 30.
(g)For the six months ending August 31, 1996.


--------------------------------------------------------------------------------
NOTES:

(1)Sales charge in effect February 1, 1997. The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2)CDSC declines to 0% at the end of six years.

(3)Imposed only on redemptions within 12 months of purchase.

(4)Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 1.00% to 0.95% and on Class C from 1.75% to 1.50%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Associ-ation of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory will waive some or all of its fees or reimburse expenses so that the total operating expenses (not counting distribution and service fees) for the fund (through July 31, 1997) do not exceed 0.75% of average daily net assets.

(5)The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuveen Massachusetts Insured Municipal Bond Fund

                            PERFORMANCE INFORMATION

INCEPTION:
         December 22, 1986
NET ASSETS:
         $64.4 million
 Information as of 8/31/96          See Notes on Next Page

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           0.58%             4.98%             0.23%             4.12%             5.23%
5 YEARS          6.00%             6.89%             6.02%             6.11%             7.19%
INCEPTION        6.01%             6.47%             5.86%             5.76%             6.76%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

                           [BAR CHART APPEARS HERE]

Average Maturity              18.5

Average Modified Duration      6.2

--------------------------------------------------------------------------------
CREDIT QUALITY

                          [PIE CHART APPEARS HERE]

Insured (80%)
Escrowed (20%)

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

                          [PIE CHART APPEARS HERE]

General Obligation Bonds          (39%)
Escrowed Bonds                    (20%)
Health Care Facilities            (17%)
Educational Facilities            (16%)
Electric Utilities                 (3%)
Other                              (5%)


                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A  CLASS B  CLASS C  CLASS R
------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                               4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --        --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    -- (1)    5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                 CLASS A CLASS B CLASS C CLASS R
------------------------------------------------
MANAGEMENT FEES   0.55%   0.55%   0.55%   0.55%

12B-1 FEES        0.20%   0.95%   0.75%    --

OTHER             0.23%   0.23%   0.23%   0.23%
------------------------------------------------
  TOTAL (GROSS)   0.98%   1.73%   1.53%   0.78%
WAIVERS/
REIMBURSEMENTS     --      --      --      --
------------------------------------------------
  TOTAL (NET)     0.98%   1.73%   1.53%   0.78%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING
PERIOD    CLASS A CLASS B CLASS C CLASS R
-----------------------------------------
1 YEAR     $ 52    $ 57    $ 16     $ 8

3 YEARS    $ 72    $ 86    $ 48     $25

5 YEARS    $ 94    $105    $ 83     $43

10 YEARS   $157    $184    $182     $97


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

---------------- --------------------------------------------------------
 CLASS           INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION
 DATE)


                                       Net Realized             Distribu-
    Year                               and Unreal-   Dividends    tions
   Ending        Beginning    Net       ized Gain     from Net    from     Ending
  February       Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
   28/29,          Value   Income(c)  Investments(a)   Income     Gains     Value
 --------------- --------- ---------- -------------- ---------- --------- ---------
 CLASS A
 (9/94)
 1997
 (e)              $10.490    $.261        $(.243)      $(.258)   $  --     $10.250
-------------------------------------------------------------------------------------------
 1996              10.060     .512          .433        (.515)      --      10.490
-------------------------------------------------------------------------------------------
 1995
 (d)               10.030     .249          .039        (.258)      --      10.060
-------------------------------------------------------------------------------------------
 CLASS C
 (9/94)
 1997
 (e)               10.470     .223         (.254)       (.219)      --      10.220
-------------------------------------------------------------------------------------------
 1996              10.040     .434          .435        (.439)      --      10.470
-------------------------------------------------------------------------------------------
 1995
 (d)                9.910     .202          .137        (.209)      --      10.040
-------------------------------------------------------------------------------------------
 CLASS R
 (12/86)
 1997
 (e)               10.500     .270         (.250)       (.270)      --      10.250
-------------------------------------------------------------------------------------------
 1996              10.060     .538          .445        (.543)      --      10.500
-------------------------------------------------------------------------------------------
 1995              10.450     .545         (.386)       (.549)      --      10.060
-------------------------------------------------------------------------------------------
 1994              10.440     .537           --         (.527)      --      10.450
-------------------------------------------------------------------------------------------
 1993               9.650     .551          .784        (.545)      --      10.440
-------------------------------------------------------------------------------------------
 1992               9.360     .570          .301        (.581)      --       9.650
-------------------------------------------------------------------------------------------
 1991               9.140     .568          .219        (.567)      --       9.360
-------------------------------------------------------------------------------------------
 1990               8.960     .571          .178        (.569)      --       9.140
-------------------------------------------------------------------------------------------
 1989               9.030     .576         (.070)       (.576)      --       8.960
-------------------------------------------------------------------------------------------
 1988               9.540     .582         (.510)       (.582)      --       9.030
-------------------------------------------------------------------------------------------
 1987
 (d)                9.600     .131         (.060)       (.131)      --       9.540
-------------------------------------------------------------------------------------------
 CLASS           RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION
 DATE)


                                                  Ratio of Net
    Year                               Ratio of    Investment
   Ending                    Ending   Expenses to   Income to   Portfolio
  February         Total   Net Assets Average Net    Average    Turnover
   28/29,        Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
---------------- --------- ---------- ----------- ------------- ---------
 CLASS A
 (9/94)
 1997
 (e)                 .20%    $ 6.4       1.03%+       4.99%+         1%
-------------------------------------------------------------------------------------------
 1996               9.59       5.3       1.07         4.94           1
-------------------------------------------------------------------------------------------
 1995
 (d)                2.99       2.0       1.15+        5.34+         10
-------------------------------------------------------------------------------------------
 CLASS C
 (9/94)
 1997
 (e)                (.28)       .8       1.78+        4.25+          1
-------------------------------------------------------------------------------------------
 1996               8.80        .7       1.81         4.20           1
-------------------------------------------------------------------------------------------
 1995
 (d)                3.52        .3       1.90+        4.58+         10
-------------------------------------------------------------------------------------------
 CLASS R
 (12/86)
 1997
 (e)                 .22      57.2        .78+        5.24+          1
-------------------------------------------------------------------------------------------
 1996               9.99      60.1        .81         5.21           1
-------------------------------------------------------------------------------------------
 1995               1.77      57.1        .79         5.54          10
-------------------------------------------------------------------------------------------
 1994               5.22      58.3        .84         5.09           3
-------------------------------------------------------------------------------------------
 1993              14.28      47.1        .86         5.47           2
-------------------------------------------------------------------------------------------
 1992               9.57      28.2        .72         5.93           5
-------------------------------------------------------------------------------------------
 1991               8.95      15.6        .85         6.19           6
-------------------------------------------------------------------------------------------
 1990               8.52       8.6        .97         6.17          15
-------------------------------------------------------------------------------------------
 1989               5.84       5.4        .97         6.44          41
-------------------------------------------------------------------------------------------
 1988               1.14       4.9        .59         6.53          42
-------------------------------------------------------------------------------------------
 1987
 (d)                 .75       2.3         --         5.82+         --
-------------------------------------------------------------------------------------------

+Annualized.
(a)Net of any applicable taxes.

(b)Total returns are calculated on net asset value and are not annualized.
(c)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d)From commencement of class operations as noted.
(e)For the six months ending August 31, 1996.


--------------------------------------------------------------------------------
NOTES:

(1)Sales charge in effect February 1, 1997. The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2)CDSC declines to 0% at the end of six years.

(3)Imposed only on redemptions within 12 months of purchase.

(4)Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 1.03% to 0.98% and on Class C from 1.78% to 1.53%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Associ-ation of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from ex-ceeding 0.975% of the fund's average daily net assets.

(5)The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.


--------------------------------------------------------------------------------

 FUND STRATEGIES


-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY

The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;
 . Avoid fluctuations in share price.

-------------------------------------------------------------------------------
HOW THE FUNDS SELECT
INVESTMENTS

TAX-FREE MUNICIPAL BONDS

The funds invest substantially all of their assets (at least 80%) in Massachu-setts municipal bonds that pay interest that is exempt from regular federal and state income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.

The Massachusetts Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Massachusetts Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds focus on quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds. The Massa-chusetts Insured Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the ratings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects municipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The adviser then monitors each fund's portfolio to assure that municipal bonds purchased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.



-------------------------------------------------------------------------------

INSURANCE

Insured municipal bonds are purchased primarily by the Massachusetts Insured Fund. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and prin-cipal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insurance Co. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

An insured fund can invest up to 20% of its net assets in uninsured municipal bonds which are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities and reduce market risk.

DELAYED DELIVERY TRANSACTIONS

Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securi-ties are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

--------------------------------------------------------------------------------
RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (dura-tions) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respec-tively.

Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. These risks may be greater for the Massachusetts and Massachusetts Insured Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS

The funds have adopted certain investment limitations (based on total fund assets) designed to limit your investment risk and maintain portfolio diversi-fication. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

DEFENSIVE INVESTMENT STRATEGIES

Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During


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temporary defensive periods, the weighted average maturity of a fund's invest-ment portfolio may fall below the defined range described above under "Port-folio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.
 INVESTING IN THE FUNDS


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HOW TO BUY FUND SHARES

You may open an account with $3,000 and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will receive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER

You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments continue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can refer you to one in your area.

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the enclosed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

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HOW TO SELECT A PURCHASE
OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or


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prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your financial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your investment and whether or not you will reinvest dividends. If you compensate your finan-cial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your financial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distributor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES

You may buy Class A shares at their public offering price on the day of purchase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service.

The following Class A sales charges and commissions apply to all funds described in this prospectus:

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CLASS A SALES CHARGES AND COMMISSIONS

                                                                       AUTHORIZED DEALER
                                 SALES CHARGE                             COMMISSION
                           -------------------------------------       -----------------
                           AS % OF                                          AS % OF
                            PUBLIC               AS % OF                    PUBLIC
                           OFFERING              YOUR NET                  OFFERING
  PURCHASE AMOUNT            PRICE              INVESTMENT                   PRICE
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      Up to $50,000          4.20%                 4.38%                     3.70%
    $50,000-100,000          4.00                  4.18                      3.50
   $100,000-250,000          3.50                  3.63                      3.00
   $250,000-500,000          2.50                  2.56                      2.00
 $500,000-1,000,000          2.00                  2.04                      1.50
$1,000,000 and over           --(1)                 --                        --(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calcu-lated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connec-tion with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of adver-tising that features the products and services of both parties. The statement of additional information contains further information about these programs.

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OTHER SALES CHARGE DISCOUNTS

Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions      Sales Charge Waivers

 . Rights of Accumulation     . Unit Trust Reinvestment

 . Letter of Intent (LOI)     . Purchases using Redemptions from Unrelated Funds

 . Group Purchase             . Fee-Based Programs

                             . Bank Trust Departments

                             . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of purchase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compen-sates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your finan-cial adviser a 4% commission at the time of purchase.


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Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

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CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

  DURING YEAR
      ---------------------------
       1   2   3   4   5   6  7+
      --- --- --- --- --- --- ---
CDSC  5%  4%  4%  3%  2%  1%  0%

The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% annual distribution fee which compensates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge as described under "Other Sales Charge Discounts" above. There are no sales charges or ongoing fees. Class R Shares have lower ongoing expenses than Class A Shares.

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HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER

You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account.

Nuveen and Shareholder Services, Inc. ("SSI") will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL

You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.



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Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC

When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appre-ciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

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EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of deter-mining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the extent required by law.

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OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need addi-tional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").


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THE POWER OF SYSTEMATIC INVESTING

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                             [CHART APPEARS HERE]

                                  ACCOUNT VALUES FOR TOTAL RETURNS OF
                  AMOUNT         -------------------------------------
     YEAR        INVESTED         4.00%          5.00%          6.00%
     ----        --------        -------        -------        -------
       0         $ 2,874         $ 2,874        $ 2,874        $ 2,874
       5           8,622           9,861         10,203         10,561
      10          14,370          18,391         19,610         20,929
      15          20,118          28,807         31,681         34,913
      20          25,866          41,525         47,173         53,779

SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly or semi-annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares on which you paid an initial sales charge or contin-gent deferred sales charge (CDSC), you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charge. You may only reinvest into the same class of shares you redeemed and will receive the share price next determined after Nuveen receives your rein-vestment request. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER


You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation. If you need additional copies of this form, or would like assistance completing it, contact your financial adviser or Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

If you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be wired directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption, the fund may charge you a fee for this expedited service.


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 DIVIDENDS AND TAXES


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HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

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TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in Massachusetts municipal bonds or in municipal bonds whose income is otherwise exempt from regular federal and state income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal and state income taxes. All or a portion of these divi-dends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

TAX CONSEQUENCES OF PRIVATE ACTIVITY BONDS

Because each fund may invest in private activity bonds, the portion of your regular monthly dividends derived from the income earned on these bonds that would otherwise be tax-exempt will be treated as taxable income if:

 . you are subject to the AMT (including corporate shareholders);

 . you are a "substantial user" of a facility financed by these bonds; or

 . you are a "related person" of a substantial user.



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REDEEMING SHARES HELD LESS THAN SIX MONTHS

If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION

In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

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TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

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TAXABLE EQUIVALENT OF TAX-FREE YIELDS


                                      TAX-FREE YIELD

TAX RATE         4.00%               4.50%               5.00%               5.50%               6.00%
------    --------------------------------------------------------------------------------------------------
 28.0%           5.56%               6.25%               6.94%               7.64%               8.33%
 31.0%           5.80%               6.52%               7.25%               7.97%               8.70%
 36.0%           6.25%               7.03%               7.81%               8.59%               9.37%
 39.6%           6.62%               7.45%               8.28%               9.11%               9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.


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 GENERAL INFORMATION


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HOW TO CONTACT NUVEEN

GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS

If you are calling to purchase or redeem shares, request an exchange or conduct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

  Nuveen Mutual Funds
  c/o Shareholder Services Inc.
  P.O. Box 5330
  Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

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FUND SERVICE PROVIDERS

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services, are overseen by the funds' Board of Trustees. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES

AVERAGE DAILY               MANAGEMENT
NET ASSET VALUE                FEE
--------------------------------------
For the first $125 million   0.5500%
For the next $125 million    0.5375%
For the next $250 million    0.5250%
For the next $500 million    0.5125%
For the next $1 billion      0.5000%
For assets over $2 billion   0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the munic-ipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Stephen S. Peterson is an Assistant Vice President of Nuveen Advisory and the portfolio manager for the Massachusetts Fund and the Massachusetts Insured Fund. Mr. Peterson has managed the funds since May 1993 and joined Nuveen Advi-sory in October 1991.

THE DISTRIBUTOR

John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and


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annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compen-sate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees; and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of the record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder accounts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, currently serves as transfer agent for each fund.

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HOW THE FUNDS REPORT
PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the statement of additional information for a more detailed discussion.

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HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

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ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same port-folio of investments and the shares of each class have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges and service fees. Class B shares convert to Class A shares after 8 years. Class C shares purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conver-sion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.


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 APPENDIX


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SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund invest-ment. See the statement of additional information for further information.

MASSACHUSETTS

Massachusetts is experiencing an economic recovery based largely on growth in the services, trade, finance, insurance, real estate and construction indus-tries. Nonetheless, the state's economic growth is expected to lag behind the rest of the nation until the year 2000 due to restructuring in the computer, defense and health care sectors of the state's economy.

The state's fiscal 1996 revenues were approximately $17.3 billion against expenditures of $16.9 billion. The fiscal 1997 budget approved by the governor on June 30, 1996, provides for approximately $17.452 billion in expenditures against an estimated $17.296 billion in revenues. In September 1996, Massachu-setts' unemployment rate was 4.2%. In 1994, personal income in Massachusetts was $25,609 compared to the national average of $21,699. The state's uninsured general obligation bonds are rated A1 by Moody's and A+ by Standard and Poor's.

Tax Treatment:

The funds' regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or U.S. government securities. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the statement of addi-tional information for more detailed information and are urged to consult their tax adviser.



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                         Nuveen Family of Mutual Funds

           Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund
           Balanced Stock and Bond Fund
           Balanced Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds/1/

           State Funds

           Alabama                        Michigan
           Arizona                        Missouri
           California/2/                  New Jersey/3/
           Colorado                       New Mexico
           Connecticut                    New York/2/
           Florida/3/                     North Carolina
           Georgia                        Ohio
           Kansas                         Pennsylvania
           Kentucky/4/                    South Carolina
           Louisiana                      Tennessee
           Maryland                       Virginia
           Massachusetts/2/               Wisconsin

           Notes

           1. Long-term, insured long-term, intermediate-term and limited-term portfolios.

           2. Long-term and insured long-term portfolios.
           3. Long-term and intermediate-term portfolios.
           4. Long-term and limited-term portfolios.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
                                                                    VPR-MS4

                                                                FEBRUARY 1, 1997

NUVEEN FLAGSHIP MULTISTATE TRUST II

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN CALIFORNIA MUNICIPAL BOND FUND

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

NUVEEN FLAGSHIP CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust II dated February 1, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 414-7447.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-30
Investment Adviser and Investment Management Agreement..................... S-37
Portfolio Transactions..................................................... S-38
Net Asset Value............................................................ S-39
Tax Matters................................................................ S-39
Performance Information.................................................... S-45
Additional Information on the Purchase and Redemption of Fund Shares....... S-53
Distribution and Service Plan.............................................. S-57
Independent Public Accountants and Custodian............................... S-58
Financial Statements....................................................... S-58
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports and the unaudited financial statements for the most recent semi-annual period for each Fund appear in the Funds' Semi-Annual Reports; each is included herein by reference. The Semi-Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and temporary investments, as those terms are defined in the Prospectus.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end diversified management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust II. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has ten series: the Nuveen Flagship New York Municipal Bond Fund (formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen Flagship New Jersey Municipal Bond Fund (formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (formerly the Flagship New Jersey Intermediate Tax Exempt Fund, as a series of the Flagship Tax Exempt Funds Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen Flagship California Intermediate Municipal Bond Fund (formerly the Flagship California Intermediate Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Connecticut Municipal Bond Fund (formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen Flagship California Intermediate Municipal Bond Fund has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests primarily in a portfolio of Municipal Obligations free from regular federal and state income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INSURANCE

  Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds") will either be
(1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or
(3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Funds currently maintain a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Indemnity Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). The Funds currently intend to obtain insurance polices only from mono-line insurers specializing in insuring municipal debt. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.

  In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and
(2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.

  Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that a Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as a Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

  One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Each Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on a Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by a Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Funds were not covered by policies of Portfolio Insurance during the year ended February 29, 1996, premium expenses as a percentage of the value of Municipal Obligations held by the Funds for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Funds currently maintain policies of Portfolio Insurance.

  AMBAC INDEMNITY CORPORATION ("AMBAC INDEMNITY")

  AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,440,000,000 (unaudited) and statutory capital of approximately $1,387,000,000 (unaudited) as of March 31, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's , S&P and Fitch Investors Service, L.P., each have assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

  AMBAC Indemnity has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC Indemnity will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC Indemnity under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

  Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

  FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")

  Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

  Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., U.S. West Capital Corporation and the Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1996, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $650,052,000 (unaudited) and $387,239,000 (unaudited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $779,177,000 (unaudited) and $340,226,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention:
Communications Department. Financial Security's telephone number is (212) 826-0100.

  MBIA INSURANCE CORPORATION ("MBIA")

  MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA is domiciled in the State of New York and licensed to do business to all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.

  As of December 31, 1994, MBIA had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1995, MBIA had admitted assets of $3.8 billion (audited), total liabilities of $2.5 billion (audited), and total capital and surplus of $1.3 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's year end financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

  MBIA's policy unconditionally and irrevocably guarantees to the Nuveen Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by MBIA's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  MBIA's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. MBIA's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. MBIA's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, MBIA guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When MBIA receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, MBIA on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by MBIA, and appropriate instruments to effect the appointment of MBIA as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1996, the total capital and surplus of Financial Guaranty was approximately $1,032,675,000. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention:
Communications Department (telephone number:
(212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number: (212) 602-0389).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Trustees of the Fund.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of AMBAC Indemnity, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the Funds, for the fiscal year-end of the Fund as a series of its predecessor entity (described above), as indicated, were:

                                                                       FISCAL
                                                                        YEAR
                                                                      1995 1996
                                                                      ---- ----
       Nuveen Flagship New York Municipal Bond Fund (2/28)........... 29%  47%
       Nuveen New York Insured Municipal Bond Fund (2/28)............ 11%  17%
       Nuveen Flagship New Jersey Municipal Bond Fund (1/31)......... 32%  39%
       Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
        (5/31)....................................................... 35%  17%
       Nuveen California Municipal Bond Fund (2/28).................. 32%  36%
       Nuveen California Insured Municipal Bond Fund (2/28).......... 25%  38%
       Nuveen Flagship Connecticut Municipal Bond Fund (5/31)........ 25%  24%
       Nuveen Massachusetts Municipal Bond Fund (2/28)............... 17%   6%
       Nuveen Massachusetts Insured Municipal Bond Fund (2/28)....... 10%   1%

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest primarily all of its net assets in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO NEW YORK

  As described above, except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of its assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  (1) The State: The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

  State Economy Remains Sluggish: The State's economy has been slow to recover from the 1989-92 recession and continues to lag behind the nation and other urban, industrial states. Over the last three full years, 1993-95, total New York State job growth has averaged only 0.6% annually compared to 2.6% yearly job growth for the nation. In 1995 the State ranked 49th among all states for job growth. Unemployment for the first half of 1996 stood at 6.3% within New York State versus 5.5% national unemployment for the same period. New York's employment picture has been marked by job reductions in commercial banking, defense-related manufacturing, and government. Despite modest improvements in tourism, media, financial services, and real estate, the state as a whole has regained, as of mid-1996, only 40% of the 517,000 jobs lost during the recession. Although average household income levels continue to be higher in the State than the national average, New York's personal income growth has been two-thirds the national pace, with total personal income growing on average 3.8% per year in New York compared to 5.8% annually nationwide. There is concern that income growth has been concentrated among high earners, masking declines of low earners, and that a widening income gap carries the potential to undermine overall consumer spending and aggravate social service expenditures. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State's economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

  1996-97 Fiscal Year. The State's budget was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to the adaptation of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for state-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted as well as actual results for the first quarter of the fiscal year. Each State Financial Plan is updated in July (if a budget is in place), October, and January.

  The October update to the 1996-97 Financial Plan projects a GAAP-basis General Fund operating surplus of $93 million (0.3% revenues). Total revenues in the General Fund are projected at $32.50 billion, consisting of $29.39 billion in tax revenues and $3.11 billion in miscellaneous revenues. Personal income tax is expected to reach $16.83 billion, or 52% of total tax revenue, with robust growth fueled in part by financial sector bonus payments.

  Although revisions to the 1996-97 State Financial Plan contained in the October update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars (1.5% revenues). The Division of Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, however, there can be no assurances that these reserves will fully offset litigation or other risks to the State. The greatest risks relate to the economy and tax collections, which could produce either favorable or unfavorable results during the year. Additional risks come from the potential impact of certain litigation now pending against the State.

  The 1996-97 State Financial Plan includes actions that will provide non-recurring resources and savings totalling approximately $1.3 billion. These include the use of $481 million in surplus funds available from MMIA, $134 million in savings from a refinancing of certain pension obligations, $88 million in projected savings from bond refundings, and $36 million in surplus fund transfers. The balance is composed of $314 million in resources carried forward from the States 1995-96 fiscal year and various other actions, including that portion of the proposed tax amnesty program that is projected to be non-recurring.

  Future Budget Projections: The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.4 billion base on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, the gap is now expected by the State Division of Budget to be larger. However, the gap is not expected to be as large as those in the prior two fiscal years.

  The out-year projection will be impacted by a variety of factors. Enacted tax reductions, which reduced receipts in the 1996-97 fiscal year by an incremental $2.4 billion, are projected to reduce receipts in the 1997-98 fiscal year by an additional increment of $2.1 billion. The use of up to $1.3 billion of non-recurring resources in 1996-97, and the annualized costs of certain programs increases in the 1996-97 annualized budget, will both add additional pressure in closing the 1997-98 gap.

  Impact of Welfare Reform: On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state, and local levels. The new law abolishes the federal Aid to Families with Dependent Children (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with federal block grant to states. The new law also imposes a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

  The State expects that funding levels provided under the TANF block grant initially will be higher than currently anticipated in the State's financial plan. Spending close to $8 billion on welfare in the 1996-97 fiscal year, the State has among the most generous programs in the nation, and the only one mandated by a State Constitution (Article XVII). The Governor has previously noted that the current state program is unsustainable in its current form, and in November 1996 submitted a reform proposal for the State Legislature to consider. The net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities.

  Indebtedness. As of March 31, 1996, the total amount of long-term State general obligation debt authorized but unissued stood at $1.5 billion. As of the same date, the State had approximately $4.8 billion in general obligation bonds, including $294 million in commercial paper outstanding.

  In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 30, 1996, LGAC has issued its bonds to provide net proceeds of $4.7 billion completing the program.

  Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements, the debt service for which is paid from State appropriations. As of March 31, 1996, there were $19.6 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities.

  Ratings. Moody's rating of the State's general obligation bonds stood at A on January 24, 1996, and S&P's rating stood at A- with a positive outlook, on January 24, 1996, an improvement from S&P's stable outlook from February 1994 through April 1993 and negative outlook prior to April 1993. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

  Moody's maintained its A rating and S&P continued its A- rating in connection with the State's issuance of $75 million of general obligation bonds in August 1996.

  (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

  In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

  The New York City economy has continued to grow slowly in 1996 greatly aided by a record Wall Street performance. The surge in profits, capital gains, and year end bonuses is likely to continue to fuel growth in the City's economy and economically sensitive taxes into fiscal year 1997. Although employment growth citywide has improved in recent months, the City has yet to completely regain the numbers of jobs lost during the City's 1989-1992 recession. After a substantial decline in the early 1990's, the City's real estate market has begun to rebound, as exhibited by declining Class A vacancy rates and rising asking rents. This combined with an acute shortage of rental housing in Manhattan has led to numerous new construction and renovation projects. Total reported crimes are at their lowest levels since the 1960's. Hotel occupancy rates are near record highs, topping 80% in August 1996. As income growth has outpaced national levels in Manhattan, the more populous outer boroughs have seen their income levels drop in relation to regional and national levels. As a result, the City has become increasingly reliant upon a highly taxed base of wealth to support a myriad of social services for an increasingly poor majority of residents, further straining City resources and flexibility.

  Fiscal Year 1997 and the 1997-2000 Financial Plan. The November revision to the City's Financial Plan was greatly aided by an additional $450 million in additional tax revenues, mainly resulting from increased earnings on Wall Street, allowing the City to reduce risks that appeared in the budget, scale back anticipated budget cuts, and fund a new $70 million textbook initiative for the public schools. After instructing his Agency heads in August to produce current year expenditure cuts totalling $500 million, the Mayor only needs further cuts of $179 million to achieve a projected balance.

  Despite the recent improvement, the City faces significant out-year budget gaps. The City projects expenditures to increase five times faster than revenues and budget gaps to more than double between Fiscal 1998 and Fiscal 2000. The City's budget gap is projected to rise from $1.2 billion in Fiscal 1998 (4% revenues), to $2.1 billion in Fiscal 1999 and $3.0 billion in Fiscal 2000. The gaps are driven primarily by expenditures for new labor agreements as well as medical and debt service costs. As well, enacted and proposed tax cuts account for about $1 billion of the Fiscal 1999 and 2000 gaps. The City Comptroller and State Comptroller have each warned that the current and out-year budgets include significant risks, including the renewal of the income tax surcharge, potential Board of Education overspending, the postponed Port Authority ground lease payments, and anticipated labor costs savings. In 1997 as in past years, the City relies on one-time resources ($1.2 billion) to help achieve budgetary balance.

  The City is reliant upon the intergovernmental transfers for a substantial portion of its budget. State categorical grants of $6.2 billion account for 19% of gross City revenues. Federal categorical grants of $3.96 billion account for 12% of gross City revenues. An extended delay by the State in adopting its fiscal year budget or in the 1997-98 adoption of the federal budget would negatively impact upon the City's financial condition and ability to close budget gaps for fiscal years 1998 and thereafter.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996-97 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for the 1997-98 or future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

  Given the foregoing, there can be no assurance that the City will continue to maintain a balanced budget during fiscal year 1997 or thereafter, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

  Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

  The City projections set forth in the Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in the Plan and changes in federal tax law.

  The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal year 1998 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

  Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. On May 3, 1996, the Mayor announced a $1 billion reduction in City capital spending over a five year period through fiscal year 2000. The City's financing program for fiscal years 1996 through 1999 contemplates capital spending of $14.1 billion, which will be financed through issuance of general obligation bonds, Water Authority Revenue Bonds and Covered Organization obligations, and will be used primarily to reconstruct and rehabilitate the

City's infrastructure and physical assets and to make capital investments. The City's financing program assumes the receipt of approximately $1 billion from the sale of City's sewer and water systems. However, the City Comptroller has obtained a court order blocking such sale, which the City is appealing. In the event such appeal is unsuccessful the City would be required to reduce capital spending during the next four years or find additional sources of funds in such amount. A significant portion of such bond financing is used to reimburse the City's general fund for capital expenditures already incurred. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. In addition, future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

  The City faces limitations on its borrowing capacity after Fiscal 1997 under the State Constitution that will prevent it from additional general obligation borrowings, as a late result of the declining real estate values in the City during the early 1990's. To ensure that the City can meet finance future capital necessities and improvements, the City has proposed for State approval the Infrastructure Finance Authority (IFA). The new IFA debt would be secured with City personal income taxes and would not be subject to the Constitutional limits. The City has already built the IFA into its Financing Plan, yet risks remain as to the timing of State approval and what kind of cap, if any, will be on debt issuance. The inability to finance capital improvements would increase the City's budget gaps in later years or require it to significantly curtail capital spending which would lead to a deterioration in the City's infrastructure and ability to deliver services.

  The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1995, the City estimated its potential future liability on outstanding claims to be $2.5 billion.

  Fiscal Years 1991 through 1996. The City achieved balanced operating results in accordance with generally accepted accounting principles for fiscal years 1991 through 1996. The City was required to close substantial budget gaps in these fiscal years in order to maintain balanced operating results.

  Ratings. As of the date of this prospectus, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-. On February 11, 1991, Moody's had lowered its rating from A.

  In December 1996, Moody's confirmed its Baa1 rating in connection with a scheduled December 1996 sale of $625 million of the City's general obligation bonds. S&P also confirmed its rating of the City's general obligation bonds in connection with such general obligation bond issue in December 1996.

  In January 1995, in response to the City's plan to borrow $120 million to refund debt due in February without imposing additional cuts in the fiscal 1995 budget, S&P's placed the City on negative credit watch. In late May 1996, S&P confirmed the City's rating citing improvements in the revised fiscal year 1997 budget. Any rating decrease would negatively affect the marketability of the City's bonds and significantly increase the City's financing costs.

  On October 12, 1993, Moody's increased its rating of the City's issuance of $650 million of Tax Anticipation Notes ("TANs") to MIG-1 from MIG-2. Prior to that date, on May 9, 1990, Moody's revised downward its rating on outstanding City revenue anticipation notes from MIG-1 to MIG-2 and rated the $900 million notes then being sold MIG-2. S&P's rating of the October 1993 TANs issue increased to SP-1 from SP-2. Prior to that date, on April 29, 1991, S&P revised downward its rating on City revenue anticipation notes from SP-1 to SP-2.

  As of December 31, 1995, the City and MAC had, respectively, $24.4 billion and $4.0 billion of outstanding net long-term indebtedness.

  (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

  (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

  The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land, as well as compensatory and punitive damages.

  (5) Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. Although many cities and towns in upstate New York have been operating under a high level of fiscal stress since the late 1980's, their fiscal erosion has been in process for over two decades. Factors contributing to this include: a loss of high-wage manufacturing jobs, including large military, textile, and industrial component facilities; a dramatic loss of population; unfunded government mandates; contentious municipal labor issues and collective bargaining agreements; large elderly populations; high poverty rates; and tax appeals, compounding the loss to a City's tax base. Struggling to provide a consistent level of government services from a deflated tax base, many local governments have become increasingly reliant upon governmental transfers. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1996-97 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State (other than New York City) was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for State financing at the close of their fiscal year ending in 1993. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. In November 1996, Troy MAC issued debt to refinance $55 million of the City's $72 million in outstanding debt, including certain lease obligations at the time in default. A similar municipal assistance corporation has also been established for Newburgh. In addition, several other smaller New York cities, including Utica, Rome, Schenectady and Niagara Falls have faced continuing budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers place additional strains upon the State's financial condition at a time when the State is struggling with its own budget gaps.

  Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. In addition, proposed changes in the treatment of capital gains for federal income tax purposes could reduce tax receipts of the state and city. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of New Jersey Municipal Obligations held in the portfolio of the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  The State and Its Economy. The State is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among the states in per capita personal income ($27,742).

  The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

  The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 6.6% in April 1996, which is greater than the national average of 5.4% in April 1996. The State's October 1996 unemployment rate has shown slight improvement; 6.1% vs. 4.9% national average.

  Because some sectors will lag due to continued excess capacity, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained, and certain firms will continue to merge or downsize to increase profitability. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace.

  Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The debt service obligation for such outstanding indebtedness is $456.8 million for fiscal year 1996.

  New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1.0 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus in the general fund of $760.8 million, fiscal year 1993 with a surplus of $937.4 million, and fiscal year 1994 with a surplus of $926.0 million. New Jersey closed its fiscal year 1995 with a surplus of $569 million. It is estimated that the State closed its fiscal year 1996 with a $607 million surplus.

  In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

  The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6.0% to 7.0% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, disposable paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

  The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2.0% to 3.5% to a new range of 2.0% to 7.0%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

  The Florio administration had contended that the income tax package would help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State assumed approximately $289.0 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

  Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect.

  On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for fiscal year 1996. The balanced budget, which includes $607 million in surplus, is $300 million more than the 1995 budget. As part of the Fiscal Year 1996 Budget, the State enacted several additional tax cuts. For the Gross Income Tax, a 15 percent reduction of personal income tax rates became effective on January 1, 1996. This cut was in addition to the tax rate reductions that were implemented during Fiscal Year 1994 and Fiscal Year 1995. Effective April 1, 1996, yellow pages advertisements will be exempt from the State's Sales Tax. For the Corporation Business Tax, effective July 1, 1996, a reduction in the Corporation Business Tax rate from 9.0 percent to 7.5 percent will apply to those corporations that have an allocated net income of $100,000 or less. Also effective July 1, 1996, corporations' sales will be double weighted in calculating receipt factors in determining a multistate corporation's New Jersey State Corporation Business Tax liability.

  On July 12, 1994, the New Jersey Supreme Court declared the State's Quality Education Act of 1990 unconstitutional and gave the Chief Executive and the Legislature until Fiscal Year 1998 to achieve "substantial equivalence" between spending on pupils in poor urban districts and spending on their counterparts in wealthy suburban districts. The New Jersey Supreme Court also said that it expected the State to address the continuing disparity during the Fiscal Year 1996 and 1997 budgets. The Fiscal Year 1996 Budget provides special needs districts with $100 million in increased State formula aid. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues. The fiscal year 1997 budget totaled $15.797 billion, a 1.3% decrease from the fiscal year 1996 budget, and includes an estimated $276 million surplus.

 Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, the State's failure to reimburse certain hospitals' charity care costs, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

  Debt Ratings. For many years prior to 1991, both Moody's and S&P had rated New Jersey general obligation bonds Aaa and AAA, respectively. On July 3, 1991, however, S&P downgraded New Jersey general obligation bonds to AA+. On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal year 1992's budget gap and help fill fiscal year 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

  On July 6, 1992, S&P reaffirmed its AA+ rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering fiscal year 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its AA+ rating at the same time, and has since maintained both rating and outlook.

  On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to Aa1, stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, and again on August 18, 1995 Moody's reaffirmed its Aa1 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA

  As described above, except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations.

  These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

  During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC OVERVIEW

  California's economy is the largest among the 50 states and one of the largest in the world. The State's population of more than 32 million represents over 12% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $703 billion in 1994, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

  From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since early 1994. Pre-recession job levels are expected to be reached in 1996. Unemployment, while remaining higher than the national average, has come down substantially from its 10% peak in January. Economic indicators show a steady recovery underway in California since the start of 1994. However, any delay or reversal of the recovery may create new shortfalls in State revenues.

CONSTITUTIONAL AND STATUTORY LIMITATIONS ON TAXES AND APPROPRIATIONS

  Limitation on Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State of 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

  On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218, and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may, and in fact has, been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how Proposition 218 will be interpreted by a court.

  Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.5 billion under the limit for fiscal year 1995-96.

  A 1986 initiative statute, called "Proposition 62," imposed additional limits on local governments by requiring either majority or 2/3 voter approval for any increases in "general taxes" or "special taxes," respectively (other than property taxes, which are unchangeable). Court decisions had struck down most of Proposition 62 and many local governments, especially cities, had enacted or raised local "general taxes" without voter approval. In September, 1995, the California Supreme Court overruled the prior cases, and upheld the constitutionality of Proposition 62. Many aspects of this decision remain unclear (such as its impact on charter (home rule) cities, and whether it will have retroactive effect), but its future effect will be to further limit the fiscal flexibility of many local governments.

  Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

  Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at February 1, 1996. In FY 1994-95, debt service on general obligation bonds and lease purchase debt was approximately 5.3% of General Fund revenues.

RECENT FINANCIAL RESULTS

  The principal sources of General Fund revenues in 1994-1995 were the California personal income tax (43% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). The State maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the Economic Uncertainties Fund are included for financial reporting purposes in the General Fund balance. In most recent years, the State has budgeted to maintain the Economic Uncertainties Fund at around 3% of General Fund expenditures but essentially no reserve was budgeted from 1992-93, to 1995-96 because revenues had been reduced by the recession and an accumulated budget deficit had to be paid.

  General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

  Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

  Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1995-96, including:

  . significant cuts in health and welfare program expenditures;

  . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

  . reduction in growth of support for higher education programs, coupled with increases in student fees;

  . revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

  . various one-time adjustment and accounting changes.

  Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that is was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equals in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

  A consequence of the accumulated budget deficits in the early 1990's together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the

State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

  The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fiscal year.

  Current Budget. For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased cut in personal income and business taxes, was rejected by the Legislature.

  The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from prior years. Expenditures were budgeted at $43.4 billion, a 4 percent increase. A principal feature of the 1995-96 Budget Act, in addition to those noted above was the first significant increase in per-pupil funding for public schools and community colleges in four years.

  In its regular budget update in May, 1996, the Department of Finance indicated that, with the strengthening economy, State General Fund revenues for 1995-96 would be about $46.1 billion, some $2 billion higher than originally estimated. Because of mandated spending for public schools, the failure to receive expected federal aid for illegal immigrants, and the failure of Congress to enact welfare reform which the Administration had expected would reduce State costs, expenditures for 1995-96 were also increased, to about $45.4 billion. As a result, the Department estimated that the accumulated budget deficit would be reduced to about $70 million as of June 30, 1996.

  As a result of the improved revenues, that State's cash position has substantially recovered. Only $2 billion of cash flow borrowing was needed during 1995-96, and only about $3 billion is projected for 1996-97, with no external borrowing over the end of the fiscal year.

  The Governor's proposed budget for 1996-97 projects $47.1 billion of revenues and transfers, and $46.5 billion of expenditures, resulting in a budget reserve at June 30, 1997 of about $500 million. A number of issues related to the 1996-97 budget still have to be resolved, including the Governor's tax reduction proposals, and his proposals for further health and welfare cuts.

BOND RATING

  State general obligation bonds are currently rated A1 by Moody's and A+ by S&P. Both of these ratings have been reduced in several stages from AAA levels which the State held until late 1991.

  There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

  The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS

  There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the

1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. Los Angeles County, the largest in the State, faced a nominal $1.2 billion gap in its 1995-96 budget, half of which was in the County health care system. The gaps were closed only with significant cuts in services and personnel, particularly in the health care system, federal aid, and transfer of some funds from other local governments to the County pursuant to special legislation. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, just emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

  Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

  Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

OTHER CONSIDERATIONS

  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations, governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

FACTORS PERTAINING TO CONNECTICUT

  Connecticut's economy, historically based on the insurance, defense manufacturing, finance and real estate industries, is slowly recovering from one of the most severe recessions in the country, which was due in part to reductions in defense spending and the downsizing of the forgoing industries. The construction, trade and service industries are expected to lead the state's economic recovery. Connecticut is the highest income state in the nation.

  While the state's per capita personal income levels are 135% of the national average, the state's ratio of tax-supported debt to personal income is among the highest in the nation. These high debts are expected to limit the state's financial flexibility. The state's general obligation bonds are rated Aa by Moody's and AA- by Standard and Poor's.

FACTORS PERTAINING TO MASSACHUSETTS

  As described above, except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of its net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

  There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

1997 FISCAL YEAR BUDGET

  The fiscal 1997 budget approved by the Governor on June 30, 1996, provides for approximately $17.452 billion in fiscal 1997 expenditures. The Executive Office for Administration and Finance estimates fiscal 1997 total revenues to be approximately $17.296 billion, including approximately $12.197 billion in tax revenues which represents an increase of approximately $146 million or 1.2% over estimated fiscal 1996 tax collections. The tax revenue estimate reflects adjustments for certain tax reductions, a change in the way the Commonwealth calculates the tax liability for certain mutual fund companies, and an increase in the cigarette tax.

  The recent enactment of federal welfare reform legislation is not expected to have a material effect on the Commonwealth's finances in fiscal 1997. The Executive Office for Administration and Finance is currently evaluating the impact of the legislation on the Commonwealth's spending for public assistance programs.

  On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changes the computation of the sales factor. The new law requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain conditions. The Department of Revenue estimates that the changes will result in a revenue reduction of approximately $10 million in fiscal 1997 and approximately $39 million to $53 million on an annualized basis, starting in fiscal 1998.

  On July 24, 1996, the Legislature overrode the Governor's veto of legislation imposing a tax increase on certain tobacco products. The Department of Revenue estimates that these changes will result in approximately $74 million in additional tax revenue for fiscal 1997, approximately $80 million to $90 million in additional revenue in 1998, and between $73 million and $83 million by fiscal 2000.

  The Department of Revenue's fiscal 1997 tax revenue forecasts have been adjusted for the $150 million personal income tax reduction mandated by the fiscal 1996 supplemental appropriations bill approved on July 30, 1996.

  1996 Fiscal Year. Preliminary figures for fiscal 1996 indicate that tax collections totaled approximately $12.051 billion, approximately $886.1 million, or 7.9%, greater than tax collections for fiscal 1995. The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors that may not recur in fiscal 1997.

  The Governor approved the final fiscal 1996 appropriations bills on July 30, 1996, and August 10, 1996. Fiscal 1996 spending is currently estimated at approximately $16.930 billion, with revenues totaling approximately $17.281 billion. These assumptions would result in a fiscal 1996 year-end transfer to the Commonwealth Stabilization Fund of approximately $95.4 million, bringing its balance to approximately $543 million, the maximum allowed under state law. The bill approved on July 30, 1996 mandates a personal income tax reduction of $150 million to be funded by a fiscal 1996 transfer from the General Fund to the Tax Reduction Fund and to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year.

  As of June 30, 1996, the Commonwealth had a cash position of approximately $889 million, not including the Stabilization Fund. This compares to a projected position of $645.5 million. The fiscal 1996 year-end cash position reflected approximately $161.7 million in advance payments for fiscal 1997 expenses and approximately $110 million in capital expenditures for which the Commonwealth has not yet issued bonds or notes to reimburse itself.

  On November 1, 1995, the Governor released a proposal to reorganize state government, and on January 23, 1996, he filed implementing legislation constituting eight bills. Two of the eight reorganization bills became law in March; the other six bills were disapproved by the legislature. Pursuant to the two bills and the fiscal 1997 budget, effective July 1, 1996, the number of Executive Offices was reduced from eleven to six. Offices eliminated include the Executive Office of Communities and Development (which became the Department of Housing and Community Development), the Executive Office of Economic Affairs (which became the Department of Economic Development, with certain functions transferred to a new Department of Labor and Workforce Development), the Executive Office of Labor (which became the Department of Labor and Workforce Development), and the Executive Office of Education, and a hundred various state boards and commissions were abolished.

  On November 28, 1995, the Governor approved a modified version of the legislation he had filed in September to change the apportionment formula used for the business corporations tax on certain firms. The new formula will become effective for certain federal defense contractors on January 1, 1996, and will be phased in over five years for manufacturing firms generally. The Department of Revenues estimates that the legislation will reduce revenues by $44 million in fiscal 1996 and by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, it is estimated that the annual revenue reduction would be $100 million to $150 million.

  On January 23, 1996, the Governor filed legislation that would reduce the personal income tax rate over two years. The Executive Office for Administration and Finance estimates that this cut would reduce base tax revenues by approximately $133 million in fiscal 1997, an additional $265 million in fiscal 1998 and a further $132 million in fiscal 1999, at which time the tax reduction would be fully implemented.

  1995 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 revenues of $15.550 billion. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $556 million, or 5.2%, above fiscal year tax revenues of $10.607 billion.

  Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

  On February 10, 1995, the Governor signed into law certain reforms to the Commonwealth's program for Aid to Families with Dependent Children ("AFDC"), subject to federal approval of certain waivers. On August 4, 1995, the federal government granted a waiver of federal regulations for the Commonwealth's proposed changes to its AFDC program. However, the federal government imposed additional conditions upon the proposed two-year limit on the availability of AFDC benefits for able-bodied adults. On September 23, 1995, the Governor accepted the federal waiver (except for the provision regarding no time limit on benefits), and on November 1, 1995, the changes to the AFDC program were implemented. Fiscal 1996 budget appropriations were expected to be sufficient to cover program costs.

  On November 8, 1994, the voters in the statewide general election approved an initiative petition that would slightly increase the portion of the gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance in the computation "consolidated net surplus" for purposes of state finance laws. The initiative petition also provides that no more than 15% of gasoline tax revenues may be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transit Authority. This is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for highways or mass transit purposes.

  1994 Fiscal Year. Fiscal 1994 tax revenue collections were approximately $10.607 billion, $87 million below the Department of Revenue's fiscal year 1994 tax revenue estimate of $10.694 billion and $677 million above fiscal 1993 tax revenues of $9.930 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1994 were approximately $15.550 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Budgeted expenditures and other uses of funds in fiscal 1994 were approximately $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

  In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $175 million in fiscal 1994, approximately $396 million in fiscal 1995, approximately $625 million in fiscal 1996 and approximately $867 million in fiscal 1997, with additional annual increases anticipated in later years. The fiscal 1994, 1995, and 1996 budgets have fully funded the requirements imposed by this legislation.

  1993 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $14.696 billion in fiscal 1993, which is approximately $1.280 billion or 9.6% higher than fiscal 1992 expenditures and other uses. Final fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. Overall, fiscal 1993 ended with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million.

  1992 Fiscal Year. The Commonwealth's budgeted expenditures and other uses were approximately $13.4 billion in fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures. Final fiscal 1992 budgeted expenditures were $300 million more than the initial July 1991 estimates of budgetary expenditures, due in part to increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Budgeted revenues and other sources for fiscal 1992 totalled approximately $13.7 billion (including tax revenues of approximately $9.5 billion), reflecting an increase of approximately 0.7% from fiscal 1991 to 1992 and an increase of 5.4% in tax revenues for the same period. Overall, fiscal 1992 ended with an excess of revenues and other sources over expenditure and other uses of $312.3 million and with positive fund balances of $549.4 million.

  Employment. Reversing a trend of relatively low unemployment during the early and mid 1980's, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national unemployment rate. For example, during 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. Since 1993, the average monthly unemployment rate has declined steadily and has been at or below the national average. The Massachusetts unemployment rate in September 1996 was 4.2%, as compared with the United States unemployment rate of 5.2% for the same period. Factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurance that unemployment in the Commonwealth will not increase in the future.

  Debt Ratings. S&P currently rates the Commonwealth's uninsured general obligation bonds at A+. At the same time, S&P currently rates state and agency notes at SP1. From 1989 through 1993, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until October, 1993, when the rating declined to A+. S&P last affirmed the Commonwealth's rating at A+ on September 16, 1996.

  Moody's currently rates the Commonwealth's uninsured general obligation bonds at A1 and its notes at MIG-1. From 1989 through 1992, the Commonwealth had experienced a steady decline in its rating by Moody's. In May 1989, Moody's lowered its rating on the Commonwealth's notes from MIG-1 to MIG-2. On June 21, 1989, Moody's reduced the Commonwealth's general obligation rating from Aa to
A. On November 15, 1989, Moody's reduced the rating on the Commonwealth's general obligations from A to Baa1, and on March 9, 1990, Moody's reduced the rating of the Commonwealth's general obligation bonds from Baa1 to Baa. In September 1992, Moody's raised the Commonwealth's rating to A. A further increase to A1 was given in November 1994. The Commonwealth's A1 rating was last affirmed September 17, 1996.

  There can be no assurance that these ratings will continue.

  In recent years, certain public bodies and municipalities in the Commonwealth have faced serious financial difficulties which have affected the credit standing and borrowing abilities of the respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations in the Fund. Should there be during the term of the Fund a financial crisis relating to public bodies or municipalities in the Commonwealth, the market value and marketability of all outstanding bonds issued by certain public authorities or municipalities in the Fund and interest income to the Fund could be adversely affected.

  Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of July 1, 1996 was approximately $10.012 billion. There were also outstanding approximately $240 million in general obligation notes and other short term general obligation debt. The total bond and note liabilities of the Commonwealth as of July 1, 1996, including guaranteed bond was approximately $13.619 billion.

  Debt Service. During the 1980s, capital expenditures were increased substantially, which accounts for a significant rise in debt service since 1989. In November, 1988, the Executive Office for Administration and Finance established an administrative limit on state-financed capital spending in the Capital Projects Fund of $925 million per fiscal year. Capital expenditures were $847.0 million, $694.1 million, $575.9 million, $760.6 million and $902.2 million in fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995, respectively. Commonwealth-financed capital expenditures are projected to be approximately $898.0 million in fiscal 1996. Debt service expenditures for fiscal 1991, fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995 were $942.3 million, $898.3 million, $1.140 billion, $1.149 billion, and $1.231 billion, respectively, and are projected to be approximately $1.199 billion for fiscal 1996. The amounts represented do not include debt service on notes issued to finance certain Medicaid-related liabilities, certain debt service contract assistance payment to Massachusetts Bay Transportation Authority ($205.5 million projected in fiscal 1996), the Massachusetts Convention Center ($24.6 million projected in fiscal 1996), the Massachusetts Government Land Bank ($6 million projected in fiscal 1996), the Massachusetts Water Pollution Abatement Trust ($16.6 million projected in fiscal 1996) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($174.5 million projected in fiscal 1996).

  In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). This law may be amended or repealed by the legislature. The percentage of total appropriations expended from the budgeted operating funds for debt service (excluding debt service on Fiscal Recovery Bonds) was 5.6%, 5.9% and 5.4%, for fiscal 1994, fiscal 1995 and fiscal 1996, respectively.

  Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

  As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required, beginning in fiscal 1989 to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 40 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for fiscal 1996, 1997 and 1998 are estimates to be increased to approximately $1.007 billion, $1.061 billion and $1.128 billion, respectively.

  Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.562 billion in current dollars, with approximately $840 billion to be spent on or after December 31, 1995. On October 18, 1995, the court entered an order which reduced the MWRA's obligation to build certain additional secondary treatment facilities, which is estimated by the MWRA will save ratepayers approximately $165 million.

  The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situated persons, it would substantially increase the annual cost to the Commonwealth. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

  There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

  In 1995, the Spaulding Rehabilitation Hospital ("Spaulding") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. If successful, Spaulding could recover the fair market value of its property in addition to its relocation costs with respect to its personal property. Spaulding has signed interrogatories indicating that it believes that the property is worth more than $60 million.

  The Commonwealth faces an additional potential liability of approximately $40 million in connection with a taking by the Massachusetts Highway Department related to the relocation of Northern Avenue in Boston.

  In addition there are several tax matters in litigation which could result in significant refunds to taxpayers if decisions unfavorable to the Commonwealth are rendered. In Commissioner of Revenue v. BayBank Middlesex, the Commonwealth appealed an Appellate Tax Board ruling that granted abatements to 12 Massachusetts banks for tax years 1984 to 1990. The Appellate Tax Board decision held that the measure of bank excise tax did not include certain income from tax exempt obligations. On January 24, 1996, the Supreme Judicial Court affirmed the Appellate Tax Board's decision. The potential liability is approximately $55 million, including similarly situated banks and tax years after 1990. Approximately $70 million in taxes and interest are at issue in several other cases are pending.

  A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. These include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws. No prediction is possible as to the ultimate outcome of these proceedings.

  On March 22, 1995, the Supreme Judicial Court held in Perini Corporation v. Commission of Revenues that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On April 30, 1996, the Supreme Judicial Court entered a partial final judgment implementing its decision for tax years ending prior to January 1, 1995. The Department of Revenue estimates that tax revenues in the amount of $40 million to $55 million may be abated as a result of the partial final judgment. On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. The Department of Revenue is estimating the fiscal impact of that ruling.

  Many factors, in addition to those cited above, do or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

  Expenditure and Tax Limitation Measures. Limits have been established on state tax revenues by legislation approved by the Governor on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The legislation passed by an initiative petition established a state tax revenue growth limit for each fiscal year. Any excess in state tax revenue collections over the prescribed limit is to be applied as a proportional credit against the personal income tax liability of all taxpayers in the Commonwealth. The legislation passed by the October 1986 legislation established a state tax revenue growth limit for each fiscal year using a different measure. Tax revenues in fiscal 1991 through fiscal 1995 were lower than the limit set by the limitations and the Executive Office for Administration and Finance currently estimates that same tax revenues in fiscal 1996 will not teach the limit imposed by either of these statutes.

  In November 1980, voters approved Proposition 2 1/2, a statewide limitation initiative, to constrain levels of property taxation and to limit the certain charges and fees imposed on cities and towns. Under the terms of Proposition 2 1/2, the increase in the property tax levy is limited to the lesser of: 1) 2.5% over the previous year's levy plus any growth in the tax base attributable to certain new construction and 2) 2.5% of the full and fair cash value of the real estate and personal property therein. Proposition 2 1/2 does permit communities, with voter approval, to assess taxes in excess of its levy limit for certain reasons, including payment of specified debt service costs. Legislation has also been enacted providing for certain local option taxes. A voter initiative petition approved at the statewide general election in November, 1990 regulates the distribution of Local Aid of no less than 40% of collections from individual income taxes, sales and use taxes, corporate excise taxes, and the balance of the state lottery fund to cities and towns. Local Aid payments expressly remain subject to annual appropriation, and fiscal 1992, fiscal 1993, fiscal 1994 and fiscal 1995 appropriations for Local Aid did not meet, and fiscal 1996 appropriations for Local Aid do not meet, the levels set forth in the initiative law.

  Estate Tax Revisions. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the original $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation includes a full marital
deduction starting July 1, 1994. The marital deduction had been limited to 50% of the Massachusetts adjusted gross estate. The static fiscal impact of the phase out of the estate tax was estimated to be approximately $24.8 million in fiscal 1994 and approximately $72.5 million in fiscal 1995.

  Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                      POSITIONS
                                     AND OFFICES                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS               AGE   WITH TRUST                    DURING PAST FIVE YEARS
----------------               ---   -----------                   ----------------------
Timothy R. Schwertfeger*       47  Chairman and     Chairman since July 1, 1996 of The John Nuveen
 333 West Wacker Drive              Trustee          Company, John Nuveen & Co. Incorporated, Nuveen
 Chicago, IL 60606                                   Advisory Corp. and Nuveen Institutional Advisory
                                                     Corp.; prior thereto Executive Vice President and
                                                     Director of The John Nuveen Company (since March
                                                     1992), John Nuveen & Co. Incorporated, Nuveen
                                                     Advisory Corp. (since October 1992) and Nuveen
                                                     Institutional Advisory Corp. (since October 1992).
Anthony T. Dean*               51  President and    President since July 1, 1996 of The John Nuveen
 333 West Wacker Drive              Trustee          Company, John Nuveen & Co. Incorporated, Nuveen
 Chicago, IL 60606                                   Advisory Corp. and Nuveen Institutional Advisory
                                                     Corp.; prior thereto, Executive Vice President and
                                                     Director of The John Nuveen Company (since March
                                                     1992), John Nuveen & Co. Incorporated, Nuveen
                                                     Advisory Corp. (since October 1992) and Nuveen
                                                     Institutional Advisory Corp. (since October 1992).
Robert P. Bremner              56   Trustee         Private Investor and Management Consultant.
 3725 Huntington Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown              62   Trustee         Retired (August 1989) as Senior Vice President of
 201 Michigan Avenue                                 The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri           64   Trustee         President and Chief Executive Officer of Blanton-
 3 West 29th Street                                  Peale Institute (since December 1990); prior
 New York, NY 10001                                  thereto, Vice President of New York City
                                                     Partnership (from 1987 to 1990).
Margaret K. Rosenheim          70   Trustee         Helen Ross Professor of Social Welfare Policy,
 969 East 60th Street                                School of Social Service Administration,
 Chicago, IL 60637                                   University of Chicago.
Peter R. Sawers                63   Trustee         Adjunct Professor of Business and Economics,
 22 The Landmark                                     University of Dubuque, Iowa; Adjunct Professor,
 Northfield, IL 60093                                Lake Forest Graduate School of Management, Lake
                                                     Forest, Illinois (since January 1992); prior
                                                     thereto, Executive Director, Towers Perrin
                                                     Australia (management consultant); Chartered
                                                     Financial Analyst; Certified Management
                                                     Consultant.
William J. Schneider           52   Trustee         Senior Partner, Miller-Valentine Partners, Vice
 4000 Miller-Valentine Ct.                           President, Miller-Valentine Realty, Inc.
 P.O. Box 744
 Dayton, OH 45401
William M. Fitzgerald          32   Vice President  Vice President of Nuveen Advisory Corp. (since
 333 West Wacker Drive                               December 1995); Assistant Vice President of Nuveen
 Chicago, IL 60606                                   Advisory Corp. (from September 1992 to December
                                                     1995), prior thereto Assistant Portfolio Manager
                                                     of Nuveen Advisory Corp. (from June 1988 to
                                                     September 1992).
Kathleen M. Flanagan           49   Vice President  Vice President of John Nuveen & Co. Incorporated.
 333 West Wacker Drive
 Chicago, IL 60606

                                           POSITIONS
                                          AND OFFICES                  PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                AGE       WITH TRUST                   DURING PAST FIVE YEARS
----------------                ---       -----------                  ----------------------
J. Thomas Futrell               41      Vice President         Vice President of Nuveen Advisory Corp.
   333 West Wacker Drive
   Chicago, IL 60606

Richard A. Huber                33      Vice President         Vice President of Nuveen Advisory Corp. (since January 1997);
   3450 Cassandra Drive                                         Vice President and Portfolio Manager (since August 1985)
   Tipp City, OH  45371                                         of Flagship Financial.

Steven J. Krupa                 39      Vice President         Vice President of Nuveen Advisory Corp.
   333 West Wacker Drive
   Chicago, IL 60606

Anna R. Kucinskis               50      Vice President         Vice President of John Nuveen & Co. Incorporated.
   333 West Wacker Drive
   Chicago, IL 60606

Larry W. Martin                 45      Vice President         Vice President (since September 1992), and Assistant Secretary
   333 West Wacker Drive                                        and Assistant General Counsel of John Nuveen & Co.
   Chicago, IL 60606                                            Incorporated; Vice President (since May 1993) and Assistant
                                                                Secretary of Nuveen Advisory Corp.; Vice President (since May
                                                                1993) and Assistant Secretary (since January 1992) of
                                                                Nuveen Institutional Advisory Corp.; Assistant Secretary of
                                                                The John Nuveen Company (since February 1993).

Edward F. Neild, IV             31      Vice President         Vice President (since September 1996), previously
   One South Main Street                                        Assistant Vice President (since December 1993) of Nuveen
   Dayton, OH 45402                                             Advisory Corp., portfolio manager prior thereto (since
                                                                January 1992); Vice President (since September 1996),
                                                                previously Assistant Vice President (since May 1995) of
                                                                Nuveen Institutional Advisory Corp., portfolio manager prior thereto (since January 1992).

O. Walter Renfftlen             57      Vice President         Vice President and Controller of the John Nuveen
   333 West Wacker Drive                                        Company (since March 1992), John Nuveen & Co. Incorporated,
   Chicago, IL 60606                                            Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.

H. William Stabenow             62      Vice President         Vice President and Treasurer of the John Nuveen Company
   333 West Wacker Drive                                        (since March 1992), John Nuveen & Co. Incorporated,
   Chicago, IL 60606                                            Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp, (since January 1992).

Gifford R. Zimmerman            40      Vice President         Vice President (since September 1992), Assistant Secretary
   333 West Wacker Drive                                        and Assistant General Counsel of John Nuveen & Co.
   Chicago, IL 60606                                            Incorporated; Vice President (since May 1993) and
                                                                Assistant Secretary of Nuveen Advisory Corp.; Vice
                                                                President (since May 1993) and Assistant Secretary (since
                                                                January 1992) of Nuveen Institutional Advisory Corp.


     Anthony Dean, Margaret Rosenheim and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The trustees of the Trust are also directors or trustees, as the case may be, of 34 other Nuveen open-end funds. Mr. Dean, Mr. Schwertfeger, Mr. Brown, Ms. Impellizzeri, Ms. Rosenheim and Mr. Sawers also are directors or trustees of 52 Nuveen closed-end funds.

     The following table sets forth estimated compensation paid or accrued by the Trust to each of the trustees of the Trust for the first full fiscal year and the total compensation that all Nuveen Funds paid to each trustee during the calendar year 1996. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
     NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
     ---------------                           --------------- ----------------
     Robert P. Bremner........................     $1,448(3)       $20,500(3)
     Lawrence H. Brown........................     $3,237          $58,500
     Anne E. Impellizzeri.....................     $3,237          $58,500
     Margaret K. Rosenheim....................     $3,579(2)       $66,315(1)
     Peter R. Sawers..........................     $3,237          $58,500
     William S. Schneider.....................     $1,518(3)       $21,500(3)

--------
(1) Includes $1,565 in interest accrued on deferred compensation from prior years.
(2) Includes $324 in interest accrued on deferred compensation from prior years.
(3) As a trustee of the Flagship Funds, for the 12 month period ended May 31, 1996.

     Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

     The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

     The following table sets forth the percentage ownership of each person, who, as of January 3, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                     PERCENTAGE
NAME OF FUND AND CLASS              NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------              -------------------------       ------------
Nuveen Flagship New York Municipal
 Bond Fund
 Class A Shares...................  Merrill Lynch, Pierce, Fenner &     33.01%
                                    Smith for the sole benefit of
                                    its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr. E FL 3
                                    Jacksonville FL 32246-6484

Nuveen Flagship New York Municipal
 Bond Fund
 Class C Shares...................  Merrill Lynch, Pierce, Fenner &     46.56
                                    Smith for the sole benefit of
                                    its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr. E FL 3
                                    Jacksonville FL 32246-6484

                                    Prudential Securities Inc. FBO       7.83
                                    Ms Hanifa Omerhodzic
                                    170 Windom Ave
                                    Orchard Park NY 14127-1518

                                                                   PERCENTAGE
NAME OF FUND AND CLASS              NAME AND ADDRESS OF OWNER     OF OWNERSHIP
----------------------              -------------------------     ------------
Nuveen Flagship New York Municipal
 Bond Fund
 Class R Shares.................... BHC Securities Inc.               8.34%
                                    FAO 70001464
                                    Attn: Mutual Funds
                                    One Commerce Square
                                    2005 Market Street
                                    Suite 1200
                                    Philadelphia, PA 19103

Nuveen New York Insured Municipal
 Bond Fund
 Class A Shares.................... BHC Securities Inc.              14.87
                                    FAO 70015729
                                    Attn: Mutual Funds
                                    One Commerce Square
                                    2005 Market Street
                                    Suite 1200
                                    Philadelphia, PA 19103N

                                    FSC FEBO # OSN-710261             7.44
                                    Beverly S. Greenberg
                                    150 E. 69th St. Apt. 15B
                                    New York, NY 10021

Nuveen New York Insured Municipal
 Bond Fund
 Class C Shares.................... Arlene Krasnoff                  11.47
                                    21707 82nd Ave.
                                    Queens Village, NY 11427-1103

                                    Ruth Preston &                    8.68
                                     Sara P. Costello &
                                     Patricia N. Kohl
                                    JT TEN WROS NOT TC
                                    2 Middleton Rd.
                                    Greenport, NY 11944-1115

                                    Donaldson Lufkin Jenrette         7.53
                                    Securities Corporation Inc.
                                    PO Box 2052
                                    Jersey City, NJ 07303-9998

                                    Harriette Rosenbloom              5.83
                                    3777 Independence Ave.
                                    Bronx, NY 10463-1409

Nuveen New York Insured Municipal
 Bond Fund
 Class R Shares.................... BHC Securities Inc.              22.64
                                    FAO 70001770
                                    Attn: Mutual Funds
                                    One Commerce Square
                                    2005 Market Street
                                    Suite 1200
                                    Philadelphia, PA 19103

                                                                     PERCENTAGE
NAME OF FUND AND CLASS       NAME AND ADDRESS OF OWNER              OF OWNERSHIP
----------------------       -------------------------              ------------
Nuveen Flagship New Jersey
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith     13.93%
 Class A Shares............  for the sole benefit of its customers
                             Attn Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship New Jersey
 Municipal Bond Fund         William G. Osborne                        20.12
 Class C Shares............  % Aurachem Corp.
                             South 3R & Somerset St.
                             PO Box 471
                             Harrison, NJ 07029-0471
                             Alvin H. Frankel Agent for                 7.32
                             Louise I. Grill
                             U/POA DTD Jun 17 94
                             601 Haddon Ave
                             Collingswood, NJ 08108-3703
                             Donaldson Lufkin Jenrette                  5.33
                             Securities Corporation Inc
                             PO Box 2052
                             Jersey City, NJ 07303-9998
Nuveen Flagship New Jersey
 Intermediate Municipal      Merrill Lynch, Pierce, Fenner & Smith     22.65
 Bond Fund Class A Shares..  for the sole benefit of its customers
                             Attn Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen California Municipal
 Bond Fund                   NFSC FEBO # OFP-002135                    19.56
 Class C Shares............  Michele Chiapella
                             103 Northwood Commons
                             Chico, CA 95926
                             Paul R. Hoeber                            19.53
                             611 Bay St. Apt. 4
                             San Francisco, CA 94133-1619
                             Elizabeth Pazdra                          12.73
                             3829 State Highway 49
                             Placerville, CA 95667-6301
                             John C. MacGregor-Scott Tr                 6.19
                             UA JUN 22 87
                             MacGregor-Scott Rev Fam Trust
                             720 W Camino Real Ave.
                             Arcadia, CA 91007-7839
                             David Neil Daniels &                       5.23
                              Judy Curry Daniels Trs
                             UA JAN 13 94
                             Daniels Revocable Trust
                             305 Tioga Ct
                             Palo Alto, CA 94306-4543

                                                                     PERCENTAGE
NAME OF FUND AND CLASS       NAME AND ADDRESS OF OWNER              OF OWNERSHIP
----------------------       -------------------------              ------------
Nuveen California Municipal
 Bond Fund                   Smith Barney Shearson                      5.08%
 Class R Shares............  00119601999
                             388 Greenwich Street
                             New York, NY 10013
Nuveen California Insured                                               5.63
 Municipal Bond Fund         Smith Barney Shearson Inc
 Class A Shares............  00152919411
                             388 Greenwich Street
                             New York, NY 10013
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith     26.46
 Class A Shares............  for the sole benefit of its customers
                             Attn; Fund Administration
                             4800 Deer Lake Dr E FL 3
                             Jacksonville, FL 32246-6484
Nuveen Flagship Connecticut
 Municipal Bond Fund         Merrill Lynch, Pierce, Fenner & Smith     38.38
 Class C Shares............  for the sole benefit of its customers
                             Attn: Fund Administration
                             4800 Deer Lake Dr E Fl 3
                             Jacksonville, FL 32246-6484
Nuveen Massachusetts
 Municipal Bond Fund         NFSC FEBO #OC8-412740                      6.31
 Class A Shares............  Barbara Polverari
                             PO Box 30
                             W Springfield, MA 01090
                             Smith Barney Inc.                          6.04
                             00162105158
                             388 Greenwich Street
                             New York, New York 10013
                             Montgomery Securities                      5.18
                             752-08450-12
                             Attn: Mutual Funds - 4th Floor
                             600 Montgomery Street
                             San Francisco, CA 94111
Nuveen Massachusetts
 Municipal Bond Fund         Hudson L. Matson                          15.43
 Class C Shares............  39 Griggs Rd.
                             Sutton, MA 01590-1015
                             Swastika Sengupta                          9.20
                             23 Loumar Dr. # 2
                             Pittsfield, MA 01201-5932
                             Mary H. Melville                           9.19
                             4 Paul Revere Rd.
                             Worcester MA 01609-1210
                             Loren Robbins                              7.00
                             51 Main St.
                             N. Chelmsford, MA 01863-1628
                             Anthony Macolini                           5.75
                             17 Nossdale Rd.
                             Jamaica Plain, MA 02130-3022

                                                                   PERCENTAGE
NAME OF FUND AND CLASS            NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------            -------------------------       ------------
                                  Charles G. Allen, Jr. Tr.           5.34%
                                  UA MAR 05 54
                                  UW Flora A. Generess
                                  FBO Charles G. Allen Jr. Et al
                                  221 James St. #65
                                  Barre, MA 01005-8805
Nuveen Massachusetts Insured
 Municipal Bond Fund              NFSC FEBO # DKR-016039              6.44
 Class A Shares.................. Allen Wrightington
                                  Mary Ann Wrightington
                                  93 Micajah Pond
                                  Plymouth, MA 02360
                                  Gerald W. Mahoney &
                                   Elaine Mahoney Tr                  5.72
                                  UA 10/05/94
                                  Mahoney Rev. Trust
                                  162 Oakland St.
                                  Fall River, MA 02720-6114
Nuveen Massachusetts Insured
 Municipal Bond Fund              Edward D. Jones and Co. FAO        12.73
 Class C Shares.................. George A. Dauteuil &
                                   Pauline Dauteuil
                                  EDJ# 258-03788-1-4
                                  P.O. Box 2500
                                  Maryland Heights, MD 63043-8500
                                  Ruth Biller
                                  51 Oak Rd.                         12.54
                                  Canton, MA 02021-2625
                                  Rose E. Frisch
                                  3 Hillside Pl.                     11.54
                                  Cambridge, MA 02140-3617
                                  Daniel M. Flynn &
                                   Kathleen F. Flynn                 11.28
                                  JT TEN WROS NOT TC
                                  232 North Rd.
                                  Hampden, MA 01036-9659
                                  John Sullivan
                                  6 Margaret St.                     11.26
                                  Boston, MA 02113-2523
                                  Theodora C. Roy                     5.95
                                  148 Mountain Rd.
                                  Holyoke MA 01040-9523
                                  Magdalene S. Kapuscienski &
                                   Gene S. Kapuscienski               5.01
                                  JT TEN WROS NOT TC
                                  15 D Country Club Lane
                                  Milford, MA 01757

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  Nuveen Advisory will waive through July 31, 1997 all or a portion of its management fee or reimburse certain expenses of the California, California Insured, Massachusetts, Massachusetts Insured, New Jersey, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 (.975 for insured Funds) of 1% of average daily net asset value of any class of shares of those Funds.

  Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of average daily net assets of the New York, California, and Massachusetts Funds, and 0.975% of average daily net assets of the New York Insured, California Insured, and Massachusetts Insured Funds. For the New Jersey, New Jersey Intermediate, Connecticut, and the California Intermediate Funds, Nuveen Advisory has committed through at least 1998 to waive fees or reimburse expenses to the extent necessary to maintain a dividend level competitive with that of similar funds.

                          MANAGEMENT FEES NET OF EXPENSE  FEE WAIVERS AND EXPENSE
                           REIMBURSEMENT PAID TO NUVEEN       REIMBURSEMENTS
                           ADVISORY FOR THE YEAR ENDED      FOR THE YEAR ENDED
                         -------------------------------- -----------------------
                          1/31/94    1/31/95    1/31/96   1/31/94 1/31/95 1/31/96
                         ---------- ---------- ---------- ------- ------- -------
New Jersey Municipal
 Bond Fund.............. $   85,065    156,717    152,929 61,303  54,105  115,121

  For the last three fiscal years, the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                         MANAGEMENT FEES NET OF EXPENSE FEE WAIVERS AND EXPENSE
                          REIMBURSEMENT PAID TO NUVEEN      REIMBURSEMENTS
                          ADVISORY FOR THE YEAR ENDED     FOR THE YEAR ENDED
                         ------------------------------ -----------------------
                          2/28/94    2/28/95   2/29/96  2/28/94 2/28/95 2/29/96
                         ---------- --------- --------- ------- ------- -------
New York Municipal Bond
 Fund................... $  688,156   786,847   852,809 34,007   4,556  29,700
New York Insured
 Municipal Bond Fund.... $1,968,122 1,921,472 1,940,010      0   1,767       0
California Municipal
 Bond Fund.............. $1,130,541 1,123,360 1,199,571      0   3,483   3,302
California Insured
 Municipal Bond Fund.... $1,053,393 1,073,336 1,156,993      0   2,697   1,695
Massachusetts Municipal
 Bond Fund.............. $  320,135   370,394   366,859 37,413  17,319  59,879
Massachusetts Insured
 Municipal Bond Fund.... $  295,357   302,241   346,952      0   1,148     788

  For the last three fiscal years, the New Jersey Intermediate Municipal Bond Fund, the California Intermediate Municipal Bond Fund, and the Connecticut Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory as follows:

                                MANAGEMENT FEES NET OF
                                EXPENSE REIMBURSEMENT
                                   PAID TO FLAGSHIP     FEE WAIVERS AND EXPENSE
                                FINANCIAL FOR THE YEAR      REIMBURSEMENTS
                                        ENDED             FOR THE YEAR ENDED
                               ------------------------ -----------------------
                               5/31/94  5/31/95 5/31/96 5/31/94 5/31/95 5/31/96
                               -------- ------- ------- ------- ------- -------
New Jersey Intermediate
 Municipal Bond Fund.......... $      0       0       0  40,542  45,333 101,996
California Intermediate
 Municipal Bond Fund.......... $      0       0       0       0       0       0
Connecticut Municipal Bond
 Fund......................... $255,441 396,094 421,811 768,360 615,631 636,447

  As discussed in the Prospectus, in addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Founded in 1898, Nuveen is the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities and maintains the largest research department in the investment banking community devoted exclusively to the analysis of municipal securities. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $35 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of those Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Among the requirements that a Fund must meet in order to qualify under Subchapter M in any year is that less than 30% of its gross income must be derived from the sale or other disposition of securities and certain other assets held for less than three months.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

NEW YORK

  The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

  The following is based on the assumptions that the New York Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New York Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New York Fund's shareholders.

  The New York Fund will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the New York Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. Distributions by the New York Fund that are attributable to interest on obligations of the United States or its instrumentalities ("Federal Obligations") will be exempt from the New York State personal income tax or the New York City personal income tax only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of Federal Obligations. The New York Fund does not expect to meet this requirement, however, and such distributions will be subject to tax. Under the current administrative practice of the New York City Department of Finance, distributions that are attributable to interest on Federal Obligations will be exempt from the New York City unincorporated business tax. All other distributions, including distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

  All distributions from the New York Fund, regardless of source, will increase the taxable base of shareholders subject to the New York State franchise tax or the New York City general corporation tax.

  Gain from the sale, exchange, or other disposition of shares of the New York Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

  Shares of the New York Fund may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

NEW JERSEY

  The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Funds.

  The following is based on the assumptions that the New Jersey Funds will qualify under Subchapter M of the Code as regulated investment companies and under New Jersey law as qualified investment funds, that they will satisfy the conditions which will cause New Jersey Funds' distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Funds' shareholders.

  The New Jersey Funds will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, it does not expect to pay a material amount of either tax.

  Distributions by the New Jersey Funds that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

  All distributions from the New Jersey Funds, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

  Gain on the sale, exchange, or other disposition of shares of the New Jersey Funds will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

  Shares of the New Jersey Funds may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Jersey and local tax matters.

CALIFORNIA

  The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the California Funds.

  The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

  The California Funds will not be subject to the California corporate franchise tax. The California Funds will be subject to the California corporate income tax only if it has a sufficient nexus with California. If it is subject to the California corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the California personal income tax.

  All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

  Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

CONNECTICUT

  The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

  The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

  The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

  Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the Connecticut personal income tax. Distributions from the Connecticut Fund that are attributable to interest on obligations of the United States or its instrumentalities ("Federal Obligations") will be exempt from the Connecticut personal income tax only if, at the close of each quarter of its taxable year, the Connecticut Fund holds at least 50% of its gross assets in Federal Obligations. The Connecticut Fund does not expect to meet this requirement, however, and such distributions will be subject to tax. All other distributions, including distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

  All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for a portion of Connecticut Fund distributions received.

  Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

  Shares of the Connecticut Fund may be subject to the Connecticut succession tax, the Connecticut transfer tax, and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Connecticut and local tax matters.

MASSACHUSETTS

  The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

  The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

  The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

  Distributions by the Massachusetts Funds that are attributable to interest on or gain from the sale or exchange of any obligation of Massachusetts and its political subdivisions, agencies and instrumentalities or to interest on obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

  Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts excise tax.

  Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will be subject to the Massachusetts personal income and corporate excise tax.

  Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Massachusetts state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column. None of the Funds had Class B Shares outstanding as of the date of this Statement of Additional Information.

                                               AS OF JULY 31, 1996
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
      New Jersey Municipal Bond
      Fund
        Class A Shares............. 4.78%        43.5%             8.46%
        Class C Shares............. 4.25%        43.5%             7.52%
        Class R Shares............. 5.24%        43.5%             9.27%
                                              AS OF AUGUST 31, 1996
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
      New York Municipal Bond
      Fund**
        Class A Shares............. 4.69%        43.5%             8.30%
        Class C Shares............. 4.13%        43.5%             7.31%
        Class R Shares............. 5.14%        43.5%             9.10%
      New York Insured Municipal
      Bond Fund**
        Class A Shares............. 4.30%        43.5%             7.61%
        Class C Shares............. 3.73%        43.5%             6.60%
        Class R Shares............. 4.74%        43.5%             8.39%
      California Municipal Bond
      Fund
        Class A Shares............. 4.53%        45.0%             8.24%
        Class C Shares............. 3.96%        45.0%             7.20%
        Class R Shares............. 4.98%        45.0%             9.05%
      California Insured Municipal
      Bond Fund
        Class A Shares............. 4.45%        45.0%             8.09%
        Class C Shares............. 3.88%        45.0%             7.05%
        Class R Shares............. 4.90%        45.0%             8.91%
      Massachusetts Municipal Bond
      Fund
        Class A Shares............. 4.42%        47.0%             8.34%
        Class C Shares............. 3.85%        47.0%             7.26%
        Class R Shares............. 4.87%        47.0%             9.19%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares............. 4.03%        47.0%             7.60%
        Class C Shares............. 3.45%        47.0%             6.51%
        Class R Shares............. 4.47%        47.0%             8.43%
                                             AS OF NOVEMBER 30, 1996
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
      New Jersey Intermediate
       Municipal Bond Fund
        Class A Shares............. 4.03%        43.5%             7.13%
        Class C Shares............. N/A          N/A               N/A
        Class R Shares............. N/A          N/A               N/A
      California Intermediate
       Municipal Bond Fund
        Class A Shares............. N/A          N/A               N/A
        Class C Shares............. N/A          N/A               N/A
        Class R Shares............. N/A          N/A               N/A
      Connecticut Municipal Bond
       Fund
        Class A Shares............. 4.64%        42.5%             8.07%
        Class C Shares............. 4.30%        42.5%             7.48%
        Class R Shares............. N/A          N/A               N/A

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.
  ** Reflects a combined federal, state and New York City tax rate.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                              JULY 31, 1996
                                                         -----------------------
                                                           DISTRIBUTION RATES
                                                         -----------------------
                                                         CLASS A CLASS C CLASS R
                                                         ------- ------- -------
      New Jersey Municipal Bond Fund....................  4.77%   4.22%   5.21%
                                                             AUGUST 31, 1996
                                                         -----------------------
                                                           DISTRIBUTION RATES
                                                         -----------------------
                                                         CLASS A CLASS C CLASS R
                                                         ------- ------- -------
      New York Municipal Bond Fund......................  5.10%   4.56%   5.60%
      New York Insured Municipal Bond Fund..............  4.79%   4.24%   5.23%
      California Municipal Bond Fund ...................  5.00%   4.46%   5.49%
      California Insured Municipal Bond Fund............  4.82%   4.26%   5.27%
      Massachusetts Municipal Bond Fund.................  4.94%   4.44%   5.42%
      Massachusetts Insured Municipal Bond Fund.........  4.82%   4.29%   5.27%
                                                            NOVEMBER 30, 1996
                                                         -----------------------
                                                           DISTRIBUTION RATES
                                                         -----------------------
                                                         CLASS A CLASS C CLASS R
                                                         ------- ------- -------
      New Jersey Intermediate Bond Fund.................  4.65%   N/A       N/A
      California Intermediate Municipal Bond Fund.......  N/A     N/A       N/A
      Connecticut Municipal Bond Fund...................  4.98%   4.67%     N/A

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes existing prior to February 1, 1997, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes. For classes created on February 1, 1997, total returns reflect the oldest class's performance for all periods, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
      New Jersey Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................      July 26, 1991
      New York Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      New York Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      California Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................       July 1, 1986
      California Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................       July 1, 1986
      Massachusetts Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      Massachusetts Insured Municipal Bond Fund
        Class A Shares.......................................  September 6, 1994
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................  September 6, 1994
        Class R Shares.......................................  December 10, 1986
      New Jersey Intermediate Municipal Bond Fund
        Class A Shares....................................... September 16, 1992
        Class C Shares.......................................   February 1, 1997
        Class R Shares.......................................   February 1, 1997
      Connecticut Municipal Bond Fund
        Class A Shares.......................................      July 13, 1987
        Class B Shares.......................................   February 1, 1997
        Class C Shares.......................................    October 4, 1993
        Class R Shares.......................................   February 1, 1997

  The annual total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, for the one-year and five-year periods (as applicable) ended July 31, 1996 and for the period from inception through July 31, 1996, were:

                                          ANNUAL TOTAL RETURN
                               ------------------------------------------
                                 ONE YEAR     FIVE YEARS   FROM INCEPTION
                                   ENDED         ENDED        THROUGH
                               JULY 31, 1996 JULY 31, 1996 JULY 31, 1996
                               ------------- ------------- --------------
      New Jersey Municipal
       Bond Fund
        Class A Shares........     1.23%          N/A          5.79%
        Class B Shares........     1.01%          N/A          5.90%
        Class C Shares........     4.87%          N/A          6.05%
        Class R Shares........     6.01%          N/A          7.10%

  The annual total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund, including the effect of the maximum sales charge for Class A shares, for the one-year and five-year periods (as applicable) ended August 31, 1996 and for the period from inception through August 31, 1996 were as follows:

                                     ANNUAL TOTAL RETURN
                               -------------------------------
                                  ONE YEAR       FIVE YEARS    FROM INCEPTION
                                    ENDED           ENDED          THROUGH
                               AUGUST 31, 1996 AUGUST 31, 1996 AUGUST 31, 1996
                               --------------- --------------- ---------------
      New York Municipal Bond
       Fund
        Class A Shares........      1.26%           6.42%           6.72%
        Class B Shares........      0.98%           6.50%           6.61%
        Class C Shares........      5.00%           6.65%           6.53%
        Class R Shares........      5.98%           7.67%           7.50%
      New York Insured
       Municipal Bond Fund
        Class A Shares........      0.78%           6.17%           6.34%
        Class B Shares........      0.46%           6.21%           6.22%
        Class C Shares........      4.33%           6.35%           6.14%
        Class R Shares........      5.45%           7.37%           7.09%
      Massachusetts Municipal
       Bond Fund
        Class A Shares........      1.10%           6.32%           5.85%
        Class B Shares........      0.69%           6.27%           5.68%
        Class C Shares........      4.68%           6.40%           5.57%
        Class R Shares........      5.69%           7.44%           6.56%
      Massachusetts Insured
       Municipal Bond Fund
        Class A Shares........      0.58%           6.00%           6.01%
        Class B Shares........      0.23%           6.02%           5.86%
        Class C Shares........      4.12%           6.11%           5.76%
        Class R Shares........      5.23%           7.19%           6.76%


  The annual total return figures for the California Municipal Bond Fund and the California Insured Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, for the one-year, five-year, and ten-year periods (as applicable) ended August 31, 1996, and for the period from inception through August 31, 1996 were as follows:

                                             ANNUAL TOTAL RETURN
                               -----------------------------------------------
                                  ONE YEAR       FIVE YEARS      TEN  YEARS    FROM INCEPTION
                                    ENDED           ENDED           ENDED          THROUGH
                               AUGUST 31, 1996 AUGUST 31, 1996 AUGUST 31, 1996 AUGUST 31, 1996
                               --------------- --------------- --------------- ---------------
      California Municipal
       Bond Fund
        Class A Shares........      1.80%           5.62%           6.42%           6.63%
        Class B Shares........      1.64%           5.70%           6.27%           6.49%
        Class C Shares........      5.47%           5.79%           6.23%           6.44%
        Class R Shares........      6.65%           6.86%           7.18%           7.38%
      California Insured
       Municipal Bond Fund
        Class A Shares........      1.73%           6.11%           6.37%           6.52%
        Class B Shares........      1.44%           6.09%           6.22%           6.37%
        Class C Shares........      5.41%           6.12%           6.10%           6.23%
        Class R Shares........      6.45%           7.26%           7.08%           7.22%

  The annual total return figures for the New Jersey Intermediate Bond Fund, including the effect of the maximum sales charge for Class A shares, for the one-year and five-year periods ended November 30, 1996 and for the period from inception through November 30, 1996; and for the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for Class A Shares, for the one-year period ended November 30, 1996 for the Class A Shares and the Class C Shares, and for the five-year period for the Class A Shares, and for the period since inception through November 30, 1996 were as follows:

                                                ANNUAL TOTAL RETURN
                               -----------------------------------------------------
                                   ONE YEAR         FIVE YEARS      FROM INCEPTION
                                     ENDED             ENDED            THROUGH
                               NOVEMBER 30, 1996 NOVEMBER 30, 1996 NOVEMBER 30, 1996
                               ----------------- ----------------- -----------------
      New Jersey Intermediate
       Municipal Bond Fund
        Class A Shares........       1.19%             N/A               5.94%
        Class C Shares........       3.96%             N/A               6.34%
        Class R Shares........       4.32%             N/A               6.72%
      Connecticut Municipal
       Bond Fund
        Class A Shares........       1.31%             6.50%             7.01%
        Class B Shares........       1.18%             6.68%             7.00%
        Class C Shares........       5.18%             6.80%             6.89%
        Class R Shares........       5.76%             7.42%             7.50%


  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the New Jersey Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, for the one-year and five-year periods ended July 31, 1996, and for the period since inception through July 31, 1996, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                 CUMULATIVE TOTAL RETURN
                                 -----------------------
                                                                  FROM
                                 ONE YEAR                       INCEPTION
                                   ENDED          FIVE YEARS     THROUGH
                                 JULY 31,           ENDED       JULY 31,
                                   1996         JULY 31, 1996     1996
                                 --------       -------------   ---------
      New Jersey Municipal Bond
       Fund
        Class A Shares..........         1.23%              N/A  28.28%
        Class B Shares..........         1.01%              N/A  28.86%
        Class C Shares..........         4.87%              N/A  29.66%
        Class R Shares..........         6.01%              N/A  35.44%

  The cumulative total return figures for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, for the one-year and five-year periods (as applicable) ended August 31, 1996, and for the period since inception through August 31, 1996 were as follows:

                                                CUMULATIVE TOTAL RETURN
                                          ------------------------------------
                                           ONE YEAR  FIVE YEARS    FROM
                                            ENDED      ENDED    INCEPTION
                                          AUGUST 31, AUGUST 31, AUGUST 31,
                                             1996       1996       1996
                                          ---------- ---------- ----------
      New York Municipal Bond Fund
        Class A Shares...................   1.26%      36.50%     87.81%
        Class B Shares...................   0.98%      37.02%     85.98%
        Class C Shares...................   5.00%      37.99%     84.67%
        Class R Shares...................   5.98%      44.72%    101.51%
      New York Insured Municipal Bond
       Fund
        Class A Shares...................   0.78%      34.94%     81.52%
        Class B Shares...................   0.46%      35.14%     79.43%
        Class C Shares...................   4.33%      36.04%     78.09%
        Class R Shares...................   5.45%      42.73%     94.32%
      Massachusetts Municipal Bond Fund
        Class A Shares...................   1.10%      35.86%     73.54%
        Class B Shares...................   0.69%      35.56%     70.81%
        Class C Shares...................   4.68%      36.36%     69.04%
        Class R Shares...................   5.69%      43.20%     85.17%
      Massachusetts Insured Municipal
       Bond Fund
        Class A Shares...................   0.58%      33.83%     76.11%
        Class B Shares...................   0.23%      33.95%     73.66%
        Class C Shares...................   4.12%      34.51%     72.12%
        Class R Shares...................   5.23%      41.50%     88.45%


  The cumulative total return figures for the California Municipal Bond Fund and the California Insured Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, for the one-year, five-year, and ten-year periods (as applicable) ended August 31, 1996, and for the period since inception were as follows:

                                              CUMULATIVE TOTAL RETURN
                                    -------------------------------------------
                                                                        FROM
                                     ONE YEAR  FIVE YEARS TEN YEARS  INCEPTION
                                      ENDED      ENDED      ENDED     THROUGH
                                    AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31,
                                       1996       1996       1996       1996
                                    ---------- ---------- ---------- ----------
      California Municipal Bond
       Fund
        Class A Shares ...........    1.80%      31.44%     86.28%     92.15%
        Class B Shares............    1.64%      31.97%     83.67%     89.47%
        Class C Shares............    5.47%      32.49%     83.05%     88.59%
        Class R Shares............    6.65%      39.39%    100.00%    106.39%
      California Insured Municipal
       Bond Fund
        Class A Shares ...........    1.73%      34.55%     85.46%     90.01%
        Class B Shares............    1.44%      34.44%     82.88%     87.37%
        Class C Shares............    5.41%      34.61%     80.74%     84.95%
        Class R Shares............    6.45%      42.00%     98.18%    103.13%

  The cumulative total return figures for the New Jersey Intermediate Municipal Bond Fund and the Connecticut Municipal Bond Fund, including the effect of the maximum sales charge for the Class A Shares, for the one-year period ended November 30, 1996, and for the period since inception through November 30, 1996, respectively, were as follows:

                                              CUMULATIVE TOTAL RETURN
                                       --------------------------------------
                                                                     FROM
                                         ONE YEAR    FIVE YEARS   INCEPTION
                                          ENDED        ENDED       THROUGH
                                       NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                           1996         1996         1996
                                       ------------ ------------ ------------
      New Jersey Intermediate
       Municipal Bond Fund
        Class A Shares................     1.19%         N/A        27.49%
        Class C Shares................     3.96%         N/A        29.50%
        Class R Shares................     4.32%         N/A        31.43%
      Connecticut Municipal Bond Fund
        Class A Shares................     1.31%       37.04%       88.79%
        Class B Shares................     1.18%       38.19%       88.63%
        Class C Shares................     5.18%       38.92%       86.81%
        Class R Shares................     5.76%       43.05%       97.07%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 47.0% maximum marginal tax rate for 1997, the annual taxable equivalent total return for the Massachusetts Municipal Bond Fund's shares for the five-year period ended August 31, 1996 with respect to the Class R shares was 12.65%.


  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U. S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Fund primarily invests in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND
REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will shares expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

  Cumulative Discount. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Municipal Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Municipal Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Municipal Mutual Fund or a Nuveen Unit Trust or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Municipal Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has been in existence for more than six months, has a purpose other than investment, has five or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $25, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio for all participants in the program combined is $1,000. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free
(800) 621-7227.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than 60 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, their parents, their children and their grandchildren); or (3) all purchases made through a group purchase program as described above.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then in the reverse order in which the shares were purchased, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or money market Fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to specified amounts. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day. In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust IV, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, Inc. (or Flagship Financial, Inc. which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                              JANUARY 31, 1996         JANUARY 31, 1995         JANUARY 31, 1994
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                          COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Fund.........      241           16         255           35          527          76
                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                             FEBRUARY 29, 1996        FEBRUARY 28, 1995        FEBRUARY 28, 1994
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                          COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New York Fund...........      272           33         428           64          989         146
New York Insured Fund...      450           71         850          126        3,018         411
California Fund.........      221           33         370           60          949         148
California Insured Fund.      357           56         517           93        1,421         209
Massachusetts Fund......       96           12         170           20          430          52
Massachusetts Insured
 Fund...................      113           14         147           24          435          66
                                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                                MAY 31, 1996             MAY 31, 1995             MAY 31, 1994
                          ------------------------ ------------------------ ------------------------
                           AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                          UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                          COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                      ------------ ----------- ------------ ----------- ------------ -----------
New Jersey Intermediate
 Fund...................       19            4          31            6          118          20
California Intermediate
 Fund...................        0            0           0            0            0           0
Connecticut Fund........      349           47         447           60        1,033         138

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended January 31, 1996 with respect to the New Jersey Municipal Bond Fund, the fiscal year ended February 29, 1996 with respect to the New York Municipal Bond Fund and New York Insured Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund, and the fiscal year ended May 31, 1996 with respect to the New Jersey Intermediate Bond Fund, the California Intermediate Municipal Bond Fund, and the Connecticut Municipal Bond Fund, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. For such periods, the service fee for the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the New Jersey Municipal Bond Fund, the California Municipal Bond Fund, the California Insured Municipal Bond Fund, the Massachusetts Municipal Bond Fund, and the Massachusetts Insured Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was
 .75% for Class C Shares. For such periods, the service fee for the New Jersey Intermediate Fund, the California Intermediate Municipal Bond Fund, and the Connecticut Municipal Bond Fund Class C Shares was .20% and the distribution fee was .40% for the Class A Shares and .75% for the Class C Shares.

                                                          COMPENSATION PAID TO
                                                         AUTHORIZED DEALERS FOR
                                                           END OF FISCAL 1996
                                                         ----------------------
New York Municipal Bond Fund (2/29/96)
  Class A...............................................        $26,638
  Class C...............................................        $ 4,101
New York Insured Municipal Bond Fund (2/29/96)
  Class A...............................................        $42,326
  Class C...............................................        $ 8,893
New Jersey Municipal Bond Fund (1/31/96)
  Class A...............................................        $16,159
  Class C...............................................        $ 7,121
New Jersey Intermediate Municipal Bond Fund (5/31/96)
  Class A...............................................        $36,470
  Class C...............................................            N/A
California Municipal Bond Fund (2/29/96)
  Class A...............................................        $19,006
  Class C...............................................        $ 4,155
California Insured Municipal Bond Fund (2/29/96)
  Class A...............................................        $25,512
  Class C...............................................        $ 6,916
California Intermediate Municipal Bond Fund (5/31/96)
  Class A...............................................            N/A
  Class C...............................................            N/A

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1996
                                                          ----------------------
Connecticut Municipal Bond Fund (5/31/96)
  Class A................................................       $ 818,000
  Class C................................................       $  62,142
Massachusetts Municipal Bond Fund (2/29/96)
  Class A................................................       $   6,732
  Class C................................................       $   2,609
Massachusetts Insured Municipal Bond Fund (2/29/96)
  Class A................................................       $   8,932
  Class C................................................       $   5,438

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their respective reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 770 Broadway, New York, New York 10003. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and the unaudited financial statements for the most recent semi-annual period for each fund appear in the Fund's Semi-Annual Reports, each is included herein by reference. The Annual Reports and the Semi-annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

[Logo of Ship Art]
Statement of Investments in Securities and Net Assets                                                November 30, 1996
                                                                                                           (Unaudited)
======================================================================================================================
           Municipal Bonds
   Face
  Amount                                                                               Face                     Market
   (000)   Description                                                                 Rate     Maturity         Value

           Education
----------------------------------------------------------------------------------------------------------------------
$   250    Connecticut State Health and Educational Facilities Authority Revenue -
           Fairfield University - Series F                                            6.900%    07/01/14    $  257,580
    500    Connecticut State Health and Educational Facilities Authority Revenue -
           Quinnipiac College - Series D                                              6.000     07/01/13       484,665
  8,285    Connecticut State Health and Educational Facilities Authority Revenue -
           Quinnipiac College - Series D                                              6.000     07/01/23     7,955,423
  1,800    Connecticut State Health and Educational Facilities Authority Revenue -
           Quinnipiac College - Series D                                              5.625     07/01/03     1,817,136
    500    Connecticut State Health and Educational Facilities Authority Revenue -
           Sacred Heart University - Series 1993 B                                    5.700     07/01/16       468,075
  1,500    Connecticut State Health and Educational Facilities Authority Revenue -
           Sacred Heart University - Series 1993 B                                    5.500     07/01/09     1,430,475
  2,200    Connecticut State Health and Educational Facilities Authority Revenue -
           Sacred Heart University - Series 1993 B                                    5.800     07/01/23     2,056,120
  2,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Yale University                                                            5.929     06/10/30     2,032,240
  4,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Trinity College - Series D                                                 6.125     07/01/24     4,223,800
  2,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Loomis Chaffee School - Series 1995 B                                      6.000     07/01/25     2,097,640
  2,500    Connecticut State Health and Educational Facilities Authority Revenue -
           Kent School - Series 1995 B                                                5.400     07/01/23     2,482,425
  2,240    Connecticut State Health and Educational Facilities Authority Revenue -
           Connecticut State University System - Series 1995                          5.125     11/01/15     2,169,776
  1,600    Connecticut State Health and Educational Facilities Authority Revenue -
           Trinity College - Series 1996 E                                            5.875     07/01/26     1,656,384
  1,435    Connecticut State Health and Educational Facilities Authority Revenue -
           Loomis Chaffee School - Series 1996 C                                      5.500     07/01/26     1,437,353
    320    Connecticut State Health and Educational Facilities Authority Revenue -
           Series 1990 C                                                              7.000     01/01/20       351,360

           Escrowed to Maturity
----------------------------------------------------------------------------------------------------------------------
  1,300    Connecticut State Health and Educational Facilities Authority Revenue -
           Lutheran General Health Care - Parkside Lodges                             7.375     07/01/19     1,551,082

           Health Care
----------------------------------------------------------------------------------------------------------------------
  2,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Saint Camillus Health Center - Series 1994                                 6.250     11/01/18     2,104,040
  1,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Sharon Health Care - Series 1994                                           6.250     11/01/21     1,070,930
  5,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Saint Joseph's Manor - Series 1994                                         6.250     11/01/16     5,382,600
  3,695    Connecticut State Health and Educational Facilities Authority Revenue -
           Saint Camillus Health Center - Series 1994                                 6.250     11/01/18     3,977,741
  3,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Jewish Home for the Elderly - Series 1994                                  6.250     11/01/20     3,212,790

4                                                                                                          Connecticut


    Statement of Investments in Securities and Net Assets                                        November 30, 1996
                                                                                                        (Unaudited)
===================================================================================================================================

            Municipal Bonds (continued)
    Face
  Amount                                                                          Face                         Market
   (000)    Description                                                           Rate        Maturity         Value
$ 1,500     Connecticut State Health and Educational Facilities Authority
            Revenue - Highland View Manor Incorporated - Series 1994              7.200%      11/01/10      $ 1,708,455
  4,200     Connecticut State Health and Educational Facilities Authority
            Revenue - Highland View Manor, Incorporated - Series 1994             7.500       11/01/16        4,864,524
  1,100     Connecticut State Health and Educational Facilities Authority
            Revenue - Wadsworth Glen Health Care Center - Series 1994             7.200       11/01/10        1,252,867
  1,000     Connecticut State Health and Educational Facilities Authority
            Revenue - Wadsworth Glen Health Care Center - Series 1994             7.500       11/01/16        1,158,220
  2,000     Connecticut State Health and Educational Facilities Authority
            Revenue - AHF/Hartford, Incorporated - Series 1994                    7.125       11/01/24        2,266,920
  4,115     Connecticut State Health and Educational Facilities Authority
            Revenue - Nursing Home Program - Abbott Terrace Health Center
            Project - Series 1996 A                                               5.750       11/01/13        4,153,681
  4,365     Connecticut State Health and Educational Facilities Authority
            Revenue - Fairfield Nursing Home Program - Series 1996                6.250       11/01/21        4,585,869
  7,000     Connecticut Development Authority - Duncaster - Series 1992           6.750       09/01/15        7,463,750

            Hospitals
            -----------------------------------------------------------------------------------------------------------
    100     Connecticut State Health and Educational Facilities Authority
            Revenue - St. Mary's Hospital - Issue B                               7.600       07/01/03          104,825
  1,000     Connecticut State Health and Educational Facilities Authority
            Revenue - Greenwich Academy Issue - Series 1996 A                     5.700       03/01/16        1,018,200
  2,000     Connecticut State Health and Educational Facilities Authority
            Revenue - Greenwich Academy Issue - Series 1996 A                     5.750       03/01/26        2,031,280
  2,600     Connecticut State Health and Educational Facilities Authority
            Revenue - Bristol Hospital - Series A                                 7.000       07/01/20        2,853,760
    190     Connecticut State Health and Educational Facilities Authority
            Revenue - St. Mary's Hospital - Series C                              7.375       07/01/20          199,747
  1,750     Connecticut State Health and Educational Facilities Authority
            Revenue - Waterbury Hospital - Issue B                                7.000       07/01/20        1,919,575
    900     Connecticut State Health and Educational Facilities Authority
            Revenue - St. Raphael Hospital - Series D                             6.625       07/01/14          974,385
  3,500     Connecticut State Health and Educational Facilities Authority
            Revenue - Middlesex Hospital - Series G                               6.250       07/01/12        3,737,405
  2,000     Connecticut State Health and Educational Facilities Authority
            Revenue - Bridgeport Hospital - Series 1992                           6.625       07/01/18        2,185,980
  4,200     Connecticut State Health and Educational Facilities Authority
            Revenue - New Britain Hospital -Series B                              6.000       07/01/24        4,364,136
  1,100     Connecticut State Health and Educational Facilities Authority
            Revenue - William W. Backus Hospital - Series 1992 C                  6.000       07/01/12        1,111,264
  1,645     Connecticut State Health and Educational Facilities Authority
            Revenue - Day Kimball Hospital - Series 1995 A                        5.375       07/01/26        1,617,397
  3,000     Connecticut State Health and Educational Facilities Authority
            Revenue - Greenwich Hospital Issue - Series 1996 A                    5.750       07/01/16        3,060,900
  3,000     Connecticut State Health and Educational Facilities Authority
            Revenue - Yale-New Haven Hospital - Series 1996 H                     5.700       07/01/25        3,043,050



Connecticut                                                                                                             5

                                                               November 30, 1996
          Statement of Investments in Securities and Net Assets      (Unaudited)

================================================================================

          Municipal Bonds (continued)
  Face
Amount                                         Face                    Market
 (000)    Description                          Rate       Maturity      Value
          Housing/Multifamily
          ----------------------------------------------------------------------
$1,500    New Britain, CT Senior Citizens
           Housing Development Mortgage
           Revenue - Nathan Hale Apartments -
           Series 1992A                        6.875%     07/01/24  $ 1,565,115

          Housing/Single Family
          ----------------------------------------------------------------------
   750    Connecticut State Housing Finance
           Authority - Series 1991A            7.200      11/15/08      780,698

   895    Connecticut State Housing Finance
           Authority - Series 1991C            6.700      11/15/22      927,301

 2,250    Connecticut State Housing Finance
           Authority - Series 1993 A           6.200      05/15/14    2,309,445

    30    Connecticut State Housing Finance
           Authority - Series B1               7.550      11/15/08       30,218

 3,750    Connecticut State Housing Finance
           Authority - Series A                6.100      05/15/17    3,836,400

 1,360    Connecticut State Housing Finance
           Authority - Subseries B-2           6.750      05/15/22    1,425,783

 1,500    Connecticut State Housing Finance
           Authority - Subseries A-1           6.100      05/15/17    1,537,245

 1,000    Connecticut Housing Finance
           Authority - Housing Mortgage
           Finance Program - Series 1993 E,
           Subseries E-1 & E-2 - Series 1995
           F, Subseries F-1, F-2 & Series H    6.000      05/15/17    1,015,220

 1,500    Connecticut Housing Finance
           Aauthority - Housing Mortgage
           Finance Program - Series 1996 B,
           B-1, B-2 and C                      6.050      05/15/18    1,529,775

 5,000    Connecticut Housing Finance
           Authority - Housing Mortgage
           Finance Program - Series 1996 E,
           Subseries E-1, E-2                  6.150      11/15/27    5,044,100

          Industrial Development and
          Pollution Control
          ----------------------------------------------------------------------
   770    Connecticut State Development
           Authority Water Facility Revenue -
           Bridgeport Hydraulic Company        7.250      06/01/20      830,537

 2,000    Connecticut State Development
           Authority Water Facility Revenue -
           Connecticut Water Company           6.650      12/15/20    2,217,060

 2,250    Connecticut State Development
           Authority Revenue - Solid Waste
           Disposal Facilities - Pfizer
           Incorporated - Series 1994          7.000      07/01/25    2,569,995

          Municipal Revenue/Other
          ----------------------------------------------------------------------
   405    New Haven, CT Facility Revenue -
           Easter Seal Goodwill Industries
           Rehabilitation Center Project       8.500      04/01/01      424,076

   995    New Haven, CT Facility Revenue -
           Easter Seal Goodwill Industries
           Rehabilitation Center Project       8.875      04/01/16    1,057,188

          Municipal Revenue/Water & Sewer
          ----------------------------------------------------------------------

 1,000    Connecticut State Clean Water
           Revenue - Series 1991               7.000      01/01/11    1,099,570

 1,000    Connecticut State Clean Water
           Revenue - Series 1994               5.800      06/01/16    1,024,950

          Non-State General Obligations
          ----------------------------------------------------------------------
   325    Canterbury, CT General Obligation    7.200      05/01/09      386,025

   200    Glastonbury, CT General Obligation   7.200      08/15/06      239,402

   200    Glastonbury, CT General Obligation   7.200      08/15/07      241,194

   200    Glastonbury, CT General Obligation   7.200      08/15/08      242,240

   200    Griswold, CT General Obligation      7.500      04/01/02      230,308

   200    Griswold, CT General Obligation      7.500      04/01/03      234,438

   200    Griswold, CT General Obligation      7.500      04/01/04      237,682

   150    Griswold, CT General Obligation      7.500      04/01/05      180,466

   340    Middletown, CT General Obligation    6.900      04/15/06      394,669

6                                                                    Connecticut

                                                               November 30, 1996
           Statement of Investments in Securities and Net Assets     (Unaudited)

================================================================================

           Municipal Bonds (continued)
  Face
 Amount                                           Face                  Market
  (000)    Description                            Rate     Maturity      Value
$ 3,105    New Haven, CT General Obligation -
            Series 1991                           7.400%   08/15/11  $ 3,421,896
  1,000    New Haven, CT General Obligation -
           Series 1992 A                          9.250    03/01/02    1,181,000
  1,000    New Haven, CT General Obligation -
            Series 1992 A                         7.400    03/01/12    1,106,910
  1,250    New Haven, CT General Obligation -
            Series 1995                           5.750    02/15/14    1,296,800
    120    New London, CT General Obligation      7.300    12/01/05      143,444
    100    New London, CT General Obligation      7.300    12/01/07      121,382
    160    Old Saybrook, CT General Obligation
            - Series 1989                         7.400    05/01/08      193,381
    160    Old Saybrook, CT General Obligation
            - Series 1989                         7.400    05/01/09      193,845
    275    Old Saybrook, CT General Obligation
            - Series 1991                         6.500    02/15/10      313,362
    270    Old Saybrook, CT General Obligation
            - Series 1991                         6.500    02/15/11      308,154
    925    Oxford, CT General Obligation          7.000    02/01/09    1,008,065
    225    Plainfield, CT General Obligation -
            Series 1991                           7.000    09/01/00      239,974
    100    Plainfield, CT General Obligation -
            Series 1991                           7.000    09/01/01      107,400
    100    Plainfield, CT General Obligation -
            Series 1991                           7.100    09/01/02      108,766
    310    Plainfield, CT General Obligation -
            Series 1991                           7.100    09/01/03      335,804
    100    Plainfield, CT General Obligation -
            Series 1991                           7.200    09/01/04      108,169
    335    Plainfield, CT General Obligation -
            Series 1991                           7.250    09/01/06      373,780
    335    Plainfield, CT General Obligation -
            Series 1991                           7.300    09/01/08      372,215
    155    Plainfield, CT General Obligation -
            Series 1991                           7.300    09/01/10      170,832
    700    Torrington, CT General Obligation      6.400    05/15/11      757,351
    680    Torrington, CT General Obligation      6.400    05/15/12      732,326
    535    Waterbury, CT General Obligation -
            Series 1992                           7.250    03/01/01      582,134
    140    Winchester, CT General Obligation      6.750    04/15/06      161,671
    140    Winchester, CT General Obligation      6.750    04/15/07      162,473
    140    Winchester, CT General Obligation      6.750    04/15/08      162,907
    140    Winchester, CT General Obligation      6.750    04/15/09      162,963
    140    Winchester, CT General Obligation      6.750    04/15/10      162,785
    725    Woodstock, CT Special Obligation
            Revenue - Woodstock Academy           6.900    03/01/06      795,199

           Pre-refunded
           ---------------------------------------------------------------------
  3,200    Connecticut State Health and
            Educational Facilities Authority
            Revenue - University of Hartford -
            Series C                              8.000    07/01/18    3,617,152
  1,000    Connecticut State Health and
            Educational Facilities Authority
            Revenue - Taft School - Series A      7.375    07/01/20    1,111,290
  5,500    Connecticut State Health and
            Educational Facilities Authority
            Revenue - Yale-New Haven Hospital -
            Issue F                               7.100    07/01/25    6,101,260
    180    Connecticut State Health and
            Educational Facilities Authority
            Revenue - Series 1990 C               7.000    01/01/20      201,278
  1,130    Stratford, CT General Obligation       7.300    03/01/12    1,273,646
    535    Waterbury, CT General Obligation -     7.250    03/01/02      603,095
            Series 1992
    785    Waterbury, CT General Obligation       7.300    03/01/05      886,430
    780    Waterbury, CT General Obligation -
            Series 1992                           7.400    03/01/06      883,779

           Resource Recovery
           ---------------------------------------------------------------------
  8,000    Bristol, CT Resources Recovery
            Facility Operating Committee -
            Solid Waste Revenue - Ogden Martin
            Systems of Bristol, Inc. Project -
            Series 1995                           6.500    07/01/14    8,463,920
  3,085    Connecticut State Resource Recovery
            Authority - Bridgeport Resco
            Company - Project A                   7.625    01/01/09    3,183,813

Connecticut                                                                    7

                                                               November 30, 1996
          Statement of Investments in Securities and Net Assets      (Unaudited)
================================================================================
          Municipal Bonds (continued)
 Face
Amount                                           Face                  Market
 (000)    Description                            Rate     Maturity      Value
$   170   Connecticut State Resource Recovery
           Authority - Bridgeport Resco
           Company - Project A                   7.500%   01/01/04  $   175,566
  1,180   Connecticut State Resource Recovery
           Authority - Wallingford Project       7.125    11/15/08    1,222,917
    400   Connecticut State Resource Recovery
           Authority - Wallingford Project -
           Series 1991                           6.750    11/15/03      431,720
    500   Connecticut State Resource Recovery
           Authority - Wallingford Project -
           Series 1991                           6.800    11/15/04      538,000
  5,250   Connecticut State Resource Recovery
           Authority - American REF-FUEL
           Project - Series 1992 A               6.450    11/15/22    5,462,992
 11,165   Eastern Connecticut Resource
           Recovery Authority - Solid Waste
           Revenue - Wheelabrator Lisbon
           Project - Series 1993 A               5.500    01/01/20   10,478,129

          Special Tax Revenue
          ---------------------------------------------------------------------
  1,150   Connecticut State Special Tax
           Obligation Revenue Transportation
           Infrastructure - Series 1992 B        6.125    09/01/12    1,262,044
  2,500   Commonwealth of Puerto Rico Highway
           and Transportation Authority
           Revenue - Series 1996 Y and Z         5.500    07/01/36    2,440,800
  3,475   Commonwealth of Puerto Rico
           Infrastructure Financing Authority
           - Series A                            7.750    07/01/08    3,736,528

          State/Territorial General Obligations
          ----------------------------------------------------------------------
  2,800   Connecticut State College Savings -
           Series B                              0.000    12/15/11    1,257,928
  1,000   Connecticut State General
           Obligation Capital Appreciation -
           College Savings Plan - Series A       0.000    05/15/09      526,810
  3,000   Connecticut State College Savings -
           Series 1993 A                         0.000    06/15/11    1,384,080

          Student Loan Revenue Bonds
          ----------------------------------------------------------------------
    430   Connecticut State Higher Education
           Supplemental Loan Authority Revenue
           - Series A                            7.000    11/15/05      463,454
  4,125   Connecticut State Higher Education
           Supplemental Loan Authority Revenue
           - Series A                            7.200    11/15/10    4,453,268
  1,845   Connecticut State Higher Education
           Supplemental Loan Authority Revenue
           - Family Educational Loan - Series
           1994 A                                6.300    11/15/10    1,922,508
  1,385   Connecticut State Higher Education
           Supplemental Loan Authority Revenue
           - Family Educational Loan - Series
           1994 A                                6.350    11/15/11    1,448,378

          Total Investments in Securities -
          Municipal Bonds (cost $200,247,961)
          - 98.7%                                                   213,822,698

          Excess of Other Assets over
          Liabilities - 1.3%                                          2,762,713

          Total Net Assets - 100.0%                                $216,585,411

See notes to financial statements.

8                                                                    Connecticut

                                    SAR-46


[LOGO OF SHIP ART]

         Statement of Assets and Liabilities                                November 30, 1996 (Unaudited)
=========================================================================================================
ASSETS:
  Investments, at market value (cost $200,247,961)                                           $213,822,698
  Cash                                                                                            585,664
  Receivable for Fund shares sold                                                                 171,089
  Interest receivable                                                                           3,459,428
  Other                                                                                             8,983
    Total assets                                                                              218,047,862
LIABILITIES:
  Payable for Fund shares reacquired                                                              350,587
  Distributions payable                                                                           934,645
  Accrued expenses                                                                                177,219
    Total liabilities                                                                           1,462,451
NET ASSETS                                                                                    216,585,411
  Class A:
  Applicable to 19,855,155 shares of beneficial interest issued
    and outstanding                                                                          $209,881,317
  Net asset value per share                                                                  $      10.57
  Class C:
  Applicable to 635,103 shares of beneficial interest issued and
    outstanding                                                                              $  6,704,094
  Net asset value per share                                                                  $      10.56

[LOGO OF SHIP ART]

                                                               For the six months ended November 30, 1996
Statement of Operations                                                                       (Unaudited)
=========================================================================================================
INVESTMENT INCOME - INTEREST                                                                 $  6,597,239
EXPENSES:
  Distribution fees - Class A (Note E)                                                            411,772
  Distribution fees - Class C (Note E)                                                             34,718
  Investment advisory fees (Note E)                                                               533,115
  Custody and accounting fees                                                                      48,813
  Transfer agent's fees                                                                            64,050
  Registration fees                                                                                 5,030
  Legal fees                                                                                        1,830
  Audit fees                                                                                        9,150
  Trustees' fees                                                                                    2,745
  Shareholder services fees (Note E)                                                                8,085
  Other                                                                                             3,435
  Advisory fees waived (Note E)                                                                  (234,783)
    Total expenses before credits                                                                 887,960
  Custodian fee credit (Note B)                                                                   (17,923)
Net expenses                                                                                      870,037
Net investment income                                                                           5,727,202
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions                                               485,240
  Change in unrealized appreciation (depreciation) of investments                               6,513,953
Net gain on investments                                                                         6,999,193
Net increase in net assets resulting from operations                                         $ 12,726,395
See notes to financial statements.


Connecticut                                                                    9

[LOGO OF SHIP ART]

         Statement of Changes in Net Assets
=========================================================================================================
                                                                      Six Months Ended        Year Ended
INCREASE (DECREASE) IN NET ASSETS                                     November 30, 1996      May 31, 1996
Operations:                                                              (Unaudited)
  Net investment income                                                 $  5,727,202         $ 11,632,542
  Net realized gain (loss) on security transactions                          485,240              951,483
  Change in unrealized appreciation (depreciation) of investments          6,513,953           (3,913,226)
Net increase in net assets resulting from operations                      12,726,395            8,670,799
Distributions to Class A shareholders:
  From net investment income                                              (5,536,229)         (11,371,201)
Distributions to Class C shareholders:
  From net investment income                                                (177,050)            (327,137)
Net decrease in net assets from distributions to shareholders             (5,713,279)         (11,698,338)
Fund share transactions (Note C):
  Proceeds from shares sold                                                7,171,685           17,698,654
  Net asset value of shares issued in reinvestment of distributions        3,255,972            6,666,728
  Cost of shares reacquired                                              (10,317,221)         (20,622,363)
Net increase in net assets from Fund share transactions                      110,436            3,743,019
Total increase in net assets                                               7,123,552              715,480
NET ASSETS:
  Beginning of period                                                    209,461,859          208,746,379
  End of period                                                         $216,585,411         $209,461,859
NET ASSETS CONSIST OF:
  Paid-in surplus                                                       $204,150,708         $204,040,272
  Undistributed net investment income                                         13,923
  Accumulated net realized gain (loss) on security transactions           (1,153,957)          (1,639,197)
  Unrealized appreciation (depreciation) of investments                   13,574,737            7,060,784
                                                                        $216,585,411         $209,461,859
See notes to financial statements.

10                                                                   Connecticut

[LOGO OF SHIP ART]

Notes to Financial Statements
================================================================================

A.   DESCRIPTION OF BUSINESS
     The Flagship Connecticut Double Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on July 13, 1987. On October 4, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund.

     Estimates: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.

     Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

           The Fund must maintain a diversified investment portfolio as a registered investment company, however, the Fund's investments are primarily in the securities of its state. Such concentration subjects the Fund to the effects of economic changes occurring within that state.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required.

           Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

     Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.

     Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.

Connecticut                                                                   11

Notes to Financial Statements
================================================================================
     Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

           The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 80% of the daily effective federal funds rate.

     Securities Purchased on a "When-issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when-issued" purchase commitments included in the statement of investments at November 30, 1996.

C.   FUND SHARES
     At November 30, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                Six Months Ended                  Year Ended
                                                November 30, 1996                May 31, 1996
                                                    (Unaudited)
                                             ------------------------    ----------------------------
                                              Shares        Amount         Shares          Amount
     Class A:
     Shares sold                              611,074     $ 6,327,801     1,453,108     $ 15,066,282
     Shares issued on reinvestment            304,840       3,148,194       624,317        6,491,833
     Shares reacquired                       (829,537)     (8,590,650)   (1,889,024)     (19,630,307)
     Net increase                              86,377     $   885,345       188,401     $  1,927,808

     Class C:
     Shares sold                               81,805     $   843,884       253,267        2,632,372
     Shares issued on reinvestment             10,453         107,778        16,838          174,895
     Shares reacquired                       (166,145)     (1,726,571)      (95,257)        (992,056)
     Net (decrease) increase                  (73,887)    $  (774,909)      174,848     $  1,815,211

D.   PURCHASES AND SALES OF MUNICIPAL BONDS
     Purchases and sales of municipal bonds for the six months ended
     November 30, 1996, aggregated $37,437,293 and $37,834,119, respectively. At November 30, 1996, cost for federal income tax purposes is $200,247,961 and net unrealized appreciation aggregated $13,574,737, of which $13,714,586 related to appreciated securities and $139,849 related to depreciated securities.

           At November 30, 1996, the Fund has available a capital loss carryforward of approximately $1,130,400 to offset future net capital gains through May 31, 2003.

12                                                                   Connecticut

Notes to Financial Statements
================================================================================

E.   TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR
     Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the six months ended November 30, 1996, the Advisor, at its discretion, permanently waived $234,783 of its advisory fees. Included in accrued expenses at November 30, 1996 are accrued advisory fees of $56,759. Also, under an agreement with the Fund, the Advisor may subsidize certain expenses excluding advisory and distribution fees.

           The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at November 30, 1996 are accrued distribution fees of $68,615 and $5,543 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

           In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $25,000 for the six months ended November 30, 1996, of which approximately $21,600 was paid to other dealers. For the six months ended November 30, 1996, the Distributor received approximately $900 of contingent deferred sales charges on redemptions of shares. Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F.   LINE OF CREDIT
     The Trust participates in a line of credit in which a maximum amount of $30 million is provided by State Street Bank & Trust Co. The Fund may temporarily borrow up to $10 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the six months ended
     November 30, 1996 was approximately $149,100, at a weighted average annualized interest rate of 6.27%. At November 30, 1996, the Fund had no borrowings outstanding under the line of credit.

G.   SUBSEQUENT EVENT
     On December 12, 1996, the shareholders of the Fund approved new Advisory and Distribution agreements with The John Nuveen Company ("Nuveen") pursuant to an Agreement and Plan of Merger. Any consolidation or reorganization of the Nuveen and Flagship mutual fund families is expected to be effective January 31, 1997.

Connecticut                                                                   13

                                                                   Selected data for each share of beneficial
[Logo of Ship Art]  Financial Highlights                          interest outstanding throughout the period.
-------------------------------------------------------------------------------------------------------------------
                                        Six Months Ended        Year Ended        Year Ended       Year Ended     Year Ended
                                        November 30, 1996      May 31, 1996      May 31, 1995     May 31, 1994   May 31, 1993
   CLASS A                                 (Unaudited)
   --------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period        $10.23              $10.38           $10.17         $10.66         $10.05
   Income from investment operations:
     Net investment income                       0.28                0.57             0.58           0.59           0.61
     Net realized and unrealized gain
     (loss) on securities                        0.34               (0.14)            0.22          (0.39)          0.61
   Total from investment operations              0.62                0.43             0.80           0.20           1.22
   Less distributions:
     From net investment income                 (0.28)              (0.58)           (0.59)         (0.60)         (0.61)
     From net realized capital gains                                                                (0.01)
     In excess of net realized capital gains                                                        (0.08)
   Total distributions                          (0.28)              (0.58)           (0.59)         (0.69)         (0.61)
   Net asset value, end of period              $10.57              $10.23           $10.38         $10.17         $10.66
   Total return(a)                              12.26%               4.18%            8.21%          1.70%         12.48%
   Ratios to average net assets
   (annualized where appropriate):
     Actual net of waivers and
     reimbursements:
       Expenses(b)                               0.82%               0.74%            0.73%          0.65%          0.66%
       Net investment income                     5.37%               5.52%            5.84%          5.52%          5.88%
     Assuming credits and no waivers
     or reimbursements:
       Expenses                                  1.02%               1.03%            1.03%          1.03%          1.04%
       Net investment income                     5.17%               5.23%            5.54%          5.14%          5.50%
   Net assets at end of period (000's)        $209,881            $202,219         $203,210       $202,607       $184,743
   Portfolio turnover rate                      17.83%              24.22%           25.01%         30.19%         19.31%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.
(b) During the six months ended November 30, 1996 and the year ended May 3 l, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.80% and 0.73%, respectively; prior period numbers have not been restated to reflect these credits.
14                                                                   Connecticut


                                                                   Selected data for each share of beneficial
[Logo of Ship Art]  Financial Highlights                          interest outstanding throughout the period.
---------------------------------------------------------------------------------------------------------------------------------
                                       Six Months Ended           Year Ended          Year Ended           Period From
                                       November 30, 1996         May 31, 1996        May 31, 1995       October 4, 1993 to
   CLASS C                                (Unaudited)                                                       May 31, 1994
   --------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $10.22                 $10.36              $10.16               $11.06
   Income from investment operations:
     Net investment income                     0.25                   0.52                0.53                 0.33
     Net realized and unrealized gain
     (loss) on securities                      0.34                  (0.14)               0.20                (0.84)
   Total from investment operations            0.59                   0.38                0.73                (0.51)
   Less distributions:
     From net investment income               (0.25)                 (0.52)              (0.53)               (0.33)
     From net realized capital gains                                                                          (0.01)
     In excess of net realized capital gains                                                                  (0.05)
   Total distributions                        (0.25)                 (0.52)              (0.53)               (0.39)
   Net asset value, end of period            $10.56                 $10.22              $10.36               $10.16
   Total return(a)                            11.70%                  3.71%               7.53%               (6.48%)
   Ratios to average net assets
   (annualized where appropriate):
     Actual net of waivers and
     reimbursements:
       Expenses(b)                            1.37%                  1.29%               1.28%                1.22%
       Net investment income                  4.84%                  4.96%               5.27%                4.77%
     Assuming credits and no waivers
     or reimbursements:
       Expenses                               1.57%                  1.58%               1.58%                1.77%
       Net investment income                  4.64%                  4.67%               4.97%                4.22%
   Net assets at end of period (000's)       $6,704                 $7,243              $5,536               $4,360
   Portfolio turnover rate                   17.83%                 24.22%              25.01%               30.19%

(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized where appropriate.
(b) During the six months ended November 30, 1996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 1.35% and 1.28%, respectively; prior period numbers have not been restated to reflect these credits.

Connecticut                                                                   15

                                                                                                                   November 30, 1996
[LOGO OF SHIP ART] Statement of Investments in Securities and Net Assets                                                 (Unaudited)
====================================================================================================================================
                  Municipal Bonds - New Jersey Intermediate (continued)
   Face
  Amount                                                                                              Face                    Market
   (000)     Description                                                                              Rate    Maturity        Value

             Education
             -----------------------------------------------------------------------------------------------------------------------
$    140     New Jersey Educational Facilities Financing Authority Revenue -
             Seton Hall University - Series 1991 D                                                   6.600%   07/01/02    $  152,218
     330     New Jersey Educational Facilities Authority - St. Peter's College - Series 1992 B       6.000    07/01/99       343,098
     160     New Jersey Educational Facilities Authority - Stevens Institute of Technology -
             Series 1992 A                                                                           6.400    07/01/03       174,589

             Hospitals
             -----------------------------------------------------------------------------------------------------------------------
     200     New Jersey Health Care Facilities Financing Authority Revenue -
             Newark Beth Israel Medical Center - Series 1994                                         5.800    07/01/07       213,790
     100     New Jersey Health Care Facilities Financing Authority Revenue -
             West Jersey Health System - Series 1992                                                 6.000    07/01/07       106,842
     250     New Jersey Health Care Facilities Financing Authority Revenue -
             Bayonne Hospital - Series 1994                                                          6.400    07/01/07       277,820
     250     New Jersey Health Care Facilities Financing Authority Revenue -
             Monmouth Medical Center - Series C                                                      5.700    07/01/02       265,872
     250     New Jersey Health Care Facilities Financing Authority Revenue -
             Dover Medical Center - Series 1994                                                      5.900    07/01/05       271,540

             Industrial Development and Pollution Control
             -----------------------------------------------------------------------------------------------------------------------
     150     New Jersey Economic Development Authority - Electric Energy Facility Revenue -
             Vineland Cogeneration Project - Series 1992                                             6.750    06/01/99       156,674
     100     New Jersey Economic Development Authority Revenue - Burlington Coat Factory -
             Series 1995                                                                             5.400    09/01/03       103,711
     480     New Jersey Economic Development Authority Revenue - Educational Testing
             Services - Series 1995 B                                                                5.500    05/15/05       503,131
     300     Port Authority of New York and New Jersey - Special Project - KIAC Partners
             Project - Series 4                                                                      7.000    10/01/07       322,383

             Municipal Appropriation Obligations
             -----------------------------------------------------------------------------------------------------------------------
     300     New Jersey Economic Development Authority Revenue - Market Transition
             Facility - Series 1994 A                                                                7.000    07/01/04       342,984

             Municipal Revenue/Other
             -----------------------------------------------------------------------------------------------------------------------
     330     Hoboken, NJ Parking Authority Revenue - Hudson County - Series 1992A                    5.850    03/01/00       342,415
     250     New Jersey Economic Development Authority District - Heating and Cooling
             Revenue - Trigen Trenton Project - Series 1993 A                                        6.100    12/01/04       261,285

             Municipal Revenue/Transportation
             -----------------------------------------------------------------------------------------------------------------------
     200     Port Authority of New York and New Jersey - Series 95                                   5.500    07/15/05       210,940
     100     South Jersey Transportation System Revenue Authority - Series 1992 B                    5.900    11/01/06       107,505
             -----------------------------------------------------------------------------------------------------------------------

             Municipal Revenue/Utility
             -----------------------------------------------------------------------------------------------------------------------
     250     Commonwealth of Puerto Rico Electric Power Authority - Series 1992 Q                    5.900    07/01/01       263,825


New Jersey                                                                     5
                                    SAR-182

                                                                                                                  November 30, 1996
           Statement of Investments in Securities and Net Assets                                                        (Unaudited)
===================================================================================================================================
           Municipal Bonds  New Jersey Intermediate (continued)
   Face
 Amount                                                                                            Face                    Market
  (000)    Description                                                                             Rate    Maturity         Value
           Municipal Revenue/Water & Sewer
           ------------------------------------------------------------------------------------------------------------------------
  $ 250    Atlantic City, NJ Municipal Utilities Authority - Water System Revenue -
           Series 1993                                                                            5.650%   05/01/07      $  252,855
    150    New Jersey Wastewater Treatment Trust - Series 1996                                    6.250    05/15/05         166,628
    100    North Jersey District Water Supply - Wanaque South Project - Series 1993               5.700    07/01/05         107,432

           Non-State General Obligations
           ------------------------------------------------------------------------------------------------------------------------
    100    Atlantic City, NJ Board of Education - School Revenue - Series 1992                    6.000    12/01/06         107,973
    100    Camden, NJ General Obligation - Series 1992                                            5.500    06/01/02         105,302
    100    Cherry Hill Township New Jersey General Obligation - Camden County -
           Series 1992                                                                            7.625    06/01/01         113,330
     25    Cherry Hill Township New Jersey General Obligation - Camden County -
           Series 1992                                                                            6.300    06/01/12          26,753
    320    Essex County, NJ Improvement Authority - General Obligation Lease Revenue -
           Series 1994                                                                            6.350    04/01/07         335,344
    400    Jersey City, NJ General Obligation - City School                                       6.500    02/15/02         437,304
    250    Mercer County, NJ Improvement Revenue - Special Services School District -
           Series 1992 A                                                                          0.000    04/01/04         177,395
    100    Monmouth County, NJ Improvement Authority Revenue - Howell Township
           Board of Education Project - Series 1992                                               6.000    07/01/03         108,407
    100    Montclair, NJ General Obligation - Series 1992                                         5.800    03/01/06         104,455
    200    Ocean County, NJ General Obligation - Series 1991 A                                    6.250    10/01/06         216,820
    185    Perth Amboy, NJ General Obligation - Series 1994                                       6.200    08/01/04         203,739
    125    Woodbridge Township, NJ General Obligation - Series 1992                               6.150    08/15/06         135,393

           Special Tax Revenue
           ------------------------------------------------------------------------------------------------------------------------
    100    New Jersey Sports and Exposition Authority - Convention Center Luxury Tax -
           Series 1992 A                                                                          6.000    07/01/07         107,300

           State/Territorial General Obligations
           ------------------------------------------------------------------------------------------------------------------------
    200    New Jersey State General Obligation - Series 1992 D                                    0.000    02/15/03         150,874

           Student Loan Revenue Bonds
           ------------------------------------------------------------------------------------------------------------------------
     85    New Jersey State Higher Education Assistance Authority - Student Loan Revenue -
           NJClass Loan Program - Series 1992 A                                                   6.000    01/01/06          86,027

           Total Investments in Securities - Municipal Bonds (cost $6,954,138) - 98.0%                                    7,363,953

           Excess of Other Assets over Liabilities - 2.0%                                                                   150,777

           Total Net Assets - 100.0%                                                                                   $  7,514,730

See notes to financial statements.


6                                                                                                                        New Jersey

                                    SAR-183


[LOGO OF SHIP ART]
New Jersey Intermediate
Satement of Assets and Liabilities                                                                 November 30, 1996 (Unaudited)
====================================================================================================================================
ASSETS:
  Investments, at market value (cost $6,954,138)                                                                     $7,363,953
  Cash                                                                                                                   59,092
  Payable for Fund shares reacquired                                                                                     12,129
  Interest receivable                                                                                                   127,636
  Other                                                                                                                     569
    Total assets                                                                                                      7,563,379
LIABILITIES:
  Distributions payable                                                                                                  29,891
  Accrued expenses                                                                                                       18,758
    Total liabilities                                                                                                    48,649
NET ASSETS:
  Applicable to 725,649 shares of beneficial interest issued and outstanding                                         $7,514,730
  Net asset value per share                                                                                          $    10.36


[LOGO OF SHIP ART]
New Jersey Intermediate                                                              For the six months ended November 30, 1996
Statement of Operations                                                                                             (Unaudited)
====================================================================================================================================

INVESTMENT INCOME - INTEREST                                                                                         $  217,653
EXPENSES:
  Distribution fees (Note E)                                                                                             15,563
  Investment advisory fees (Note E)                                                                                      19,441
  Custody and accounting fees                                                                                            21,646
  Transfer agent's fees                                                                                                   7,625
  Legal fees                                                                                                                 30
  Audit fees                                                                                                              5,580
  Reimbursement of organizational expenses (Note F)                                                                       5,374
  Trustees' fees                                                                                                            137
  Shareholder services fees (Note E)                                                                                      1,099
  Other                                                                                                                     199
  Advisory fees waived (Notes E)                                                                                        (19,441)
  Expense subsidy (Note E)                                                                                              (28,427)
    Total expenses before credits                                                                                        28,746
  Custodian fee credit (Note B)                                                                                            (601)
Net expenses                                                                                                             28,145
Net investment income                                                                                                   189,508
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions                                                                      29,868
  Change in unrealized appreciation (depreciation) of investments                                                       138,067
Net gain on investments                                                                                                 167,935
Net increase in net assets resulting from operations                                                                 $  357,443

See notes to financial statements.

New Jersey                                                                     7

                                    SAR-184

[LOGO OF SHIP ART]

New Jersey Intermediate
Statements of Changes in Net Assets
================================================================================


                                                                      Six Months Ended      Year Ended
                                                                      November 30, 1996    May 31, 1996
                                                                         (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                  $  189,508         $  447,320
  Net realized gain (loss) on security transactions                          29,868             12,478
  Change in unrealized appreciation (depreciation) of investments           138,067            (98,145)
Net increase in net assets resulting from operations                        357,443            361,653
Distributions to shareholders:
  From net investment income                                               (192,494)          (446,648)
Net decrease in net assets from distributions to shareholders              (192,494)          (446,648)
Net decrease in net assets from Fund share transactions (Note C)           (967,800)          (813,929)
Total decrease in net assets                                               (802,851)          (898,924)
NET ASSETS:
  Beginning of period                                                     8,317,581          9,216,505
  End of period                                                          $7,514,730         $8,317,581
NET ASSETS CONSIST OF:
  Paid-in surplus                                                        $7,310,234         $8,278,034
  (Overdistributed) undistributed net investment income                      (1,032)             1,954
  Accumulated net realized gain (loss) on security transactions            (204,287)          (234,155)
  Unrealized appreciation (depreciation) of investments                     409,815            271,748
                                                                         $7,514,730         $8,317,581

See notes to financial statements.


8                                                                     New Jersey
                                    SAR-185

(logo of Ship Art)
                                                                                                                   November 30, 1996
           Statement of Investments in Securities and Net Assets                                                         (Unaudited)
====================================================================================================================================
           Municipal Bonds--New Jersey Double Tax Exempt
   Face
 Amount                                                                                            Face                    Market
  (000)    Description                                                                             Rate    Maturity        Value

           Education
           -------------------------------------------------------------------------------------------------------------------------
  $ 410    New Jersey State Educational Facilities Authority - Monmouth College -
           Series 1993 A                                                                          5.625%   07/01/13      $   396,761

           Hospitals
           -------------------------------------------------------------------------------------------------------------------------
    200    New Jersey Health Care Facilities Financing Authority Revenue - Newark
           Beth Israel Medical Center - Series 1994                                               6.000    07/01/16          207,514
    250    New Jersey Health Care Facilities Financing Authority Revenue -
           Irvington General Hospital - Series 1994                                               6.375    08/01/15          264,485
    200    New Jersey Health Care Facilities Financing Authority Revenue -
           Bayonne Hospital - Series 1994                                                         6.250    07/01/12          215,218
    250    New Jersey Health Care Facilities Financing Authority Revenue -
           Monmouth Medical Center - Series C                                                     6.250    07/01/16          268,632
    450    New Jersey Economic Development Authority Revenue - Clara Maass Health
           System Obligated Group - Series 1995                                                   5.000    07/01/25          424,534

           Housing/Multifamily
           -------------------------------------------------------------------------------------------------------------------------
    500    New Jersey State Housing and Mortgage Finance Agency - Home Buyer Project -
           Series 1                                                                               6.600    11/01/14          524,215

           Housing/Single Family
           -------------------------------------------------------------------------------------------------------------------------
    250    New Jersey State Housing and Mortgage Finance Agency Revenue - Series 1994 K           6.300    10/01/16          257,412
    400    New Jersey State Housing and Mortgage Finance Agency Revenue - Series 1994 K           6.375    10/01/26          411,964

           Industrial Development and Pollution Control
           -------------------------------------------------------------------------------------------------------------------------
    235    New Jersey Economic Development Authority - Electric Energy Facility Revenue -
           Vineland Cogeneration Project - Series 1992                                            6.750    06/01/99          245,455
    100    New Jersey Economic Development Authority - Water Facilities Revenue -
           New Jersey-American Water Company Incorporated Project - Series 1993 A and B           5.500    06/01/23           96,356
    150    New Jersey Economic Development Authority Water Facilities Revenue -
           Hackensack Water Company - Series 1994 B                                               5.900    03/01/24          152,876
    185    New Jersey Economic Development Authority Revenue - Economic Growth -
           Series 1992A-3                                                                         6.550    12/01/07          196,239
    625    New Jersey Economic Development Authority Revenue - Educational Testing
           Services - Series 1995 B                                                               6.125    05/15/15          664,950
    250    Port Authority of New York and New Jersey - Special Project -
           KIAC Partners Project - Series 4                                                       6.750    10/01/19          256,595
    250    Union County, NJ Industrial Pollution Control Financing Authority Revenue -
           American Cyanamid - Series 1994                                                        5.800    09/01/09          269,702

           Municipal Appropriation Obligations
           -------------------------------------------------------------------------------------------------------------------------
    300    New Jersey Economic Development Authority Revenue - RWJ Health Care
           Corporation - Series 1994                                                              6.250    07/01/14          322,827
    300    New Jersey Economic Development Authority Revenue - Economic Recovery -
           Series 1992 A                                                                          6.000    03/15/21          312,075

New Jersey                                                                     9

                                    SAR-186

           Statement of Investments in Securities and Net Assets                                            November 30, 1996
                                                                                                                  (Unaudited)
====================================================================================================================================

           Municipal Bonds - New Jersey Double Tax Exempt (continued)
   Face
 Amount                                                                                            Face                Market
  (000)    Description                                                                             Rate    Maturity    Value
           Municipal Revenue/Other
           ---------------------------------------------------------------------------------------------------------------------
 $  100    Hoboken, NJ Parking Authority Revenue - Hudson County - Series 1992A                   6.625%   03/01/09    $ 103,800
    100    New Jersey Economic Development Authority District - Heating and Cooling Revenue -
           Trigen Trenton Project - Series 1993 A                                                 6.200    12/01/10      102,121

           Municipal Revenue/Transportation
           ---------------------------------------------------------------------------------------------------------------------
    125    Port Authority of New York and New Jersey - Series 96                                  6.600    10/01/23      137,992
    200    Port Authority of New York and New Jersey - Series 100                                 5.750    12/15/20      202,518
    200    Port Authority of New York and New Jersey - Series 95                                  5.875    07/15/09      210,524

           Municipal Revenue/Utility
           ---------------------------------------------------------------------------------------------------------------------
    200    Commonwealth of Puerto Rico Electric Power Authority - Series 1992 R                   6.250    07/01/17      206,812

           Municipal Revenue/Water & Sewer
           ---------------------------------------------------------------------------------------------------------------------
    100    Atlantic City, NJ Municipal Utilities Authority - Water System Revenue - Series 1993   5.750    05/01/17      100,654
    150    Bergen County, NJ Utilities Authority - Water Pollution Control System Revenue -
           Series 1992 B                                                                          6.000    12/15/13      157,300
    250    Camden County, NJ Municipal Utilities Authority - County Agreement Sewer Revenue -
           Series 1996                                                                            5.125    07/15/17      242,400
    250    Hoboken-Union City, NJ Weehawken Sewerage Authority Revenue - Series 1992              6.200    08/01/19      266,605
    200    New Jersey Wastewater Treatment Trust - Series 1994                                    6.500    04/01/14      218,166
    200    North Jersey District Water Supply - Wanaque South Project - Series 1993               6.000    07/01/21      208,568
     75    Wanaque Valley, NJ Regional Sewer Authority - Series 1993 A                            6.125    09/01/22       74,277

           Non-State General Obligations
           ---------------------------------------------------------------------------------------------------------------------
    200    Atlantic City, NJ General Obligation - Series 1994                                     5.650    08/15/04      206,538
     50    Atlantic City, NJ Board of Education - School Revenue - Series 1992                    6.150    12/01/12       53,098
    100    Atlantic County, NJ General Obligation - Series 1994                                   6.000    01/01/07      107,536
    400    East Orange, NJ General Obligation - Essex County, New Jersey - Series 1992            8.400    08/01/06      510,052
    450    Essex County, NJ Improvement Authority - General Obligation Lease Revenue -
           Series 1994                                                                            6.600    04/01/14      475,299
    300    Essex County, NJ Improvement Authority - General Obligation Lease Revenue -
           Series 1994                                                                            6.350    04/01/07      314,385
     50    Monmouth County, NJ Improvement Authority Revenue - Howell Township Board of
           Education Project - Series 1992                                                        6.450    07/01/08       54,278
    165    Parsippany Troy Hills Township, NJ General Obligation - Morris County, New Jersey -
           Series 1992                                                                            0.000    04/01/07       99,726
    250    Union City, NJ General Obligation - Series 1992                                        6.375    11/01/10      281,752

           Pre-refunded
           ---------------------------------------------------------------------------------------------------------------------
    100    Essex County, NJ Improvement Authority - General Obligation Lease Revenue -
           County Jail and Youth House - Series 1994                                              6.900    12/01/14      116,648

10                                                                    New Jersey

                                    SAR-187


          Statement of Investments in Securities and Net Assets                                                 November 30, 1996
                                                                                                                      (Unaudited)
===================================================================================================================================
          Municipal Bonds--New Jersey Double Tax Exempt (continued)
  Face
 Amount                                                                                            Face                   Market
  (000)   Description                                                                              Rate    Maturity        Value

          Special Tax Revenue
          -------------------------------------------------------------------------------------------------------------------------
$   100   New Jersey Sports and Exposition Authority - Convention Center Luxury Tax -
          Series 1992 A                                                                           5.500%   07/01/22     $    99,046
    250   New Jersey Sports and Exposition Authority - Convention Center Luxury Tax -
          Series 1992 A                                                                           6.250    07/01/20         267,462
    225   Commonwealth of Puerto Rico Highway Authority Revenue - Series 1990 Q                   6.000    07/01/20         226,858

          State/Territorial General Obligations
          -------------------------------------------------------------------------------------------------------------------------
    550   Commonwealth of Puerto Rico Public Improvement - General Obligation -
          Series 1996 A                                                                           5.400    07/01/25         529,826
    170   Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue -
          Series 1995                                                                             5.000    07/01/15         159,047

          Total Investments in Securities - Municipal Bonds (cost $10,686,802) - 99.0%                                   11,221,098

          Excess of Other Assets over Liabilities - 1.0%                                                                    112,521

          Total Net Assets - 100.0%                                                                                     $11,333,619

See notes to financial statements.



New Jersey                                                                    11

                                    SAR-188

[LOGO OF SHIP ART]
New Jersey Double Tax Exempt
Statement of Assets and Liabilities                             November 30, 1996  (Unaudited)
==============================================================================================
ASSETS:
  Investments, at market value (cost $10,686,802)                                  $11,221,098
  Cash                                                                                  36,919
  Receivable for Fund shares sold                                                       13,335
  Interest receivable                                                                  196,532
  Other                                                                                  1,149
    Total assets                                                                    11,469,033
LIABILITIES:
  Payable for Fund shares reacquired                                                    68,012
  Distributions payable                                                                 50,187
  Accrued expenses                                                                      17,215
    Total liabilities                                                                  135,414
NET ASSETS:
  Applicable to 1,098,322 shares of beneficial interest issued and outstanding     $11,333,619
  Net asset value per share                                                        $     10.32

[LOGO OF SHIP ART]
New Jersey Double Tax Exempt                        For the six months ended November 30, 1996
Statement of Operations                                                            (Unaudited)
==============================================================================================
INVESTMENT INCOME - INTEREST                                                       $   332,773
EXPENSES:
  Distribution fees (Note E)                                                            22,667
  Investment advisory fees (Note E)                                                     28,333
  Custody and accounting fees                                                           21,897
  Transfer agent's fees                                                                  9,000
  Registration fees                                                                        519
  Legal fees                                                                                31
  Audit fees                                                                             5,580
  Reimbursement of organizational expenses (Note F)                                      9,836
  Trustees' fees                                                                           137
  Shareholder services fees (Note E)                                                     1,099
  Other                                                                                    236
  Advisory fees waived (Note E)                                                        (28,333)
  Expense subsidy (Note E)                                                             (46,071)
    Total expenses before credits                                                       24,931
  Custodian fee credit (Note B)                                                           (702)
Net expenses                                                                            24,229
Net investment income                                                                  308,544
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions                                     19,190
  Change in unrealized appreciation (depreciation) of investments                      423,679
Net gain on investments                                                                442,869
Net increase in net assets resulting from operations                               $   751,413

See notes to financial statements.
12                                                                    New Jersey
                                    SAR-189



[LOGO OF SHIP ART]
New Jersey Double Tax Exempt
Statements of Changes in Net Assets
==============================================================================================================

                                                                                Six Months Ended    Year Ended
                                                                               November 30, 1996   May 31, 1996
                                                                                  (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                           $   308,544      $   523,341
  Net realized gain (loss) on security transactions                                    19,190           12,350
  Change in unrealized appreciation (depreciation) of investments                     423,679         (194,748)
Net increase in net assets resulting from operations                                  751,413          340,943
Distributions to shareholders:
  From net investment income                                                         (311,760)        (528,114)
Net decrease in net assets from distributions to shareholders                        (311,760)        (528,114)
Net (decrease) increase in net assets from Fund share transactions (Note C)          (219,892)       3,577,978
Total increase in net assets                                                          219,761        3,390,807
NET ASSETS:
  Beginning of period                                                              11,113,858        7,723,051
  End of period                                                                   $11,333,619      $11,113,858
NET ASSETS CONSIST OF:
  Paid-in surplus                                                                 $10,950,625      $11,170,517
  Overdistributed net investment income                                                (3,216)
  Accumulated net realized gain (loss) on security transactions                      (148,086)        (167,276)
  Unrealized appreciation (depreciation) of investments                               534,296          110,617
                                                                                  $11,333,619      $11,113,858

See notes to financial statements.


New Jersey                                                                    13

                                    SAR-190

[LOGO OF SHIP ART]  Notes to Financial Statements
================================================================================

  A. DESCRIPTION OF BUSINESS
     Flagship's New Jersey Intermediate Tax Exempt Fund (New Jersey Intermediate) and New Jersey Double Tax Exempt Fund (New Jersey Double Tax Exempt) are sub-trusts of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Funds are open-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Funds commenced investment operations on September 16, 1992. Shares of beneficial interest in each Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

  B. SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Funds.
     Estimates: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.
     Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities having remaining maturities of 60 days or less are stated at amortized cost, which is equivalent to fair value.
        The Funds must maintain a diversified investment portfolio as a registered investment company, however, the Funds' investments are primarily in the securities of their state. Such concentration subjects the Funds to the effects of economic changes occurring within that state. Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to their shareholders all of their tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required. Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.
     Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Funds amortize original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.
     Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.
     Expense Allocation: Shared expenses incurred by he Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred.
        The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 80% of the daily effective federal funds rate.

14                                                                    New Jersey


                                    SAR-191

Notes to Financial Statements
================================================================================

   Securities Purchased on a "When-issued" Basis: The Funds may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when-issued" purchase commitments included in the New Jersey Intermediate and New Jersey Double Tax Exempt Funds' statements of investments at November 30, 1996.

C. FUND SHARES
   At November 30, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:


                                                  Six Months Ended              Year Ended
                                                  November 30, 1996            May 31, 1996
                                                    (Unaudited)
                                               ------------------------    -----------------------
                                                 Shares        Amount        Shares      Amount
   NEW JERSEY INTERMEDIATE
   Shares sold                                   24,609    $    251,699     105,150    $ 1,086,130
   Shares issued on reinvestment                 11,782         120,027      25,702        265,262
   Shares reacquired                           (130,981)     (1,339,526)   (209,872)    (2,165,321)
   Net decrease                                 (94,590)   $   (967,800)    (79,020)   $  (813,929)

   NEW JERSEY DOUBLE TAX EXEMPT
   Shares sold                                  102,221    $  1,027,183     403,389    $ 4,073,080
   Shares issued on reinvestment                 14,501         145,685      25,230        255,146
   Shares reacquired                           (137,718)     (1,392,760)    (74,581)      (750,248)
   Net (decrease) increase                      (20,996)   $   (219,892)    354,038    $ 3,577,978

D. PURCHASES AND SALES OF MUNICIPAL BONDS
   Purchases and sales of municipal bonds for the six months ended November 30, 1996, aggregated:

   Fund                            Purchases     Sales
   New Jersey Intermediate         $577,605   $1,745,494
   New Jersey Double Tax Exempt    $868,271   $  851,979

     At November 30, 1996, cost for federal income tax purposes is $6,954,138 and $10,686,802 for the New Jersey Intermediate and New Jersey Double Tax Exempt Funds, respectively, and net unrealized appreciation aggregated $409,815 and $534,296, respectively, which includes:

   Fund                          Unrealized Appreciation     Unrealized Depreciation
   New Jersey Intermediate        $409,815                    $    0
   New Jersey Double Tax Exempt   $535,637                    $1,341

     At November 30, 1996, the Funds have available capital loss carryforwards of approximately $204,300 and $148,100, respectively, to offset future net capital gains through May 31, 2003.

New Jersey                                                                    15


                                    SAR-192

Notes to Financial Statements
================================================================================

E. TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR
   Flagship Financial Inc. (Advisor), under the terms of agreements which provide for furnishing of investment advice, office space and facilities to the Funds, receives fees computed monthly, on the average daily net assets of the Funds at an annualized rate of 1/2 of 1%. During the six months ended November 30, 1996, the Advisor, at its discretion, permanently waived all of its advisory fees for the Funds amounting to $19,441 for the New Jersey Intermediate and $28,333 for the New Jersey Double Tax Exempt Funds. Also, under an agreement with the Funds, the Advisor may subsidize certain expenses excluding advisory and distribution fees.
     The Funds have Distribution Agreements with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Funds' shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a plan to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of sales of the Funds' shares. The maximum amount payable for these expenses on an annual basis is .40% of each Fund's average daily net assets. Included in accrued expenses at November 30, 1996 are accrued distribution fees of $2,475 and $3,714 for the New Jersey Intermediate and New Jersey Double Tax Exempt Funds, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Funds as shareholder services fees.
     In its capacity as national wholesale underwriter for the shares of the Funds, the Distributor received commissions on sales of the Funds' shares for the six months ended November 30, 1996, as follows:

Fund                        Gross Commissions       Paid to Other Dealers
New Jersey Intermediate       $ 5,400                   $ 4,400
New Jersey Double Tax Exempt  $37,200                   $32,500

     Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F. ORGANIZATIONAL EXPENSES
   The organizational expenses incurred on behalf of the Funds, amounting to approximately $32,200 for the New Jersey Intermediate and approximately $58,900 for the New Jersey Double Tax Exempt Funds, are being reimbursed to the Advisor on a straight-line basis over a period of three years. As of November 30, 1996, $5,374 and $9,836 have been reimbursed for the New Jersey Intermediate and New Jersey Double Tax Exempt Funds, respectively. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G. SUBSEQUENT EVENT
   On December 12, 1996, the shareholders of the Funds approved new Advisory and Distribution agreements with The John Nuveen Company ("Nuveen") pursuant to an Agreement and Plan of Merger. Any consolidation or reorganization of the Nuveen and Flagship mutual fund families is expected to be effective January 31, 1997.

16                                                                    New Jersey

                                    SAR-193

(logo of ship art)

             New Jersey Intermediate
             Financial Highlights    Selected data for each share of beneficial
                                     interest outstanding throughout the period.
================================================================================

                                         Six Months Ended      Year Ended      Year Ended      Year Ended       Period From
                                         November 30, 1996    May 31, 1996    May 31, 1995    May 31, 1994     September 16,1992 to
                                          (Unaudited)                                                           May 31, 1993
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $10.14              $10.25         $10.04          $10.15             $9.70
Income from investment operations:
  Net investment income                         0.25                0.51           0.50            0.53              0.34
  Net realized and unrealized gain
  (loss) on securities                          0.22               (0.11)          0.22           (0.10)             0.45
Total from investment operations                0.47                0.40           0.72            0.43              0.79
Less distributions:
  From net investment income                   (0.25)              (0.51)         (0.51)          (0.52)            (0.34)
  In excess of net realized capital gains                                                         (0.02)
Total distributions                            (0.25)              (0.51)         (0.51)          (0.54)            (0.34)
Net asset value, end of period                $10.36              $10.14         $10.25          $10.04            $10.15
Total return/(a)/                               9.44%               3.89%          7.42%           4.27%            11.07%
Ratios to average net assets
(annualized where appropriate):
   Actual net of waivers and
   reimbursements:
        Expenses/(b)/                          0.74%               0.60%          0.69%           0.16%             0.40%
        Net investment income                   4.85%               4.90%          5.04%           5.10%             4.84%
   Assuming credits and no waivers
   or reimbursements:
        Expenses                                1.95%               1.71%          1.81%           1.81%             2.70%
        Net investment income                   3.64%               3.79%          3.92%           3.45%             2.54%
Net assets at end of period (000's)           $7,515              $8,318         $9,217          $9,321            $5,649
Portfolio turnover rate                         7.48%              17.46%         35.32%          26.50%            28.93%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.

(b) During the six months ended November 30, 1996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.72% and 0.59%, respectively; prior period numbers have not been restated to reflect these credits.

New Jersey                                                                    17

                                    SAR-194

[LOGO OF SHIP ART]
New Jersey Double Tax Exempt
Financial Highlights                  Selected data for each share of beneficial
                                     interest outstanding throughout the period.

===================================================================================================================================
                                        Six Months Ended    Year Ended        Year Ended       Year Ended          Period From
                                       November 30, 1996   May 31, 1996      May 31, 1995     May 31, 1994    September 16, 1992 to
                                          (Unaudited)                                                              May 31, 1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $9.93            $10.09            $9.79            $10.12               $9.58
Income from investment operations:
   Net investment income                      0.27              0.55             0.55              0.57                0.38
   Net realized and unrealized gain
   (loss) on securities                       0.40             (0.16)            0.30             (0.23)               0.54
Total from investment operations              0.67              0.39             0.85              0.34                0.92
Less distributions:
   From net investment income                (0.28)            (0.55)           (0.55)            (0.57)              (0.38)
   In excess of net realized capital gains                                                        (0.10)
Total distributions                          (0.28)            (0.55)           (0.55)            (0.67)              (0.38)
Net asset value, end of period              $10.32             $9.93           $10.09             $9.79              $10.12
Total return/(a)/                            13.62%             3.97%            9.16%             3.24%              13.02%
Ratios to average net assets
(annualized where appropriate):
   Actual net of waivers and
   reimbursements:
      Expenses/(b)/                           0.44%             0.44%            0.36%             0.01%               0.00%
      Net investment income                   5.43%             5.42%            5.75%             5.52%               5.43%
   Assuming credits and no waivers
   or reimbursements:
      Expenses                                1.74%             1.63%            2.07%             2.81%               5.80%
      Net investment income                   4.13%             4.23%            4.04%             2.72%              (0.37%)
Net assets at end of period (000's)        $11,334           $11,114           $7,723            $4,880              $2,388
Portfolio turnover rate                       7.65%            15.61%           33.58%            90.63%              75.40%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.
(b) During the six months ended November 30, 1996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.43% and 0.42%, respectively; prior period numbers have not been restated to reflect these credits.


18                                                                    New Jersey


                                    SAR-195

[LOGO OF                                                                                                     November 30, 1996
SHIP ART]   Statement of Investments in Securities and Net Assets                                                  (Unaudited)
====================================================================================================================================
            Municipal Bonds
  Face
 Amount                                                                                         Face                    Market
  (000)     Description                                                                         Rate      Maturity      Value
            Education
            --------------------------------------------------------------------------------------------------------------------
$    750    Brookhaven, NY Industrial Development Agency - Civic Facility Revenue -
            Dowling College\The National Aviation and Transportation Center - Series 1993       6.750%    03/01/23    $  783,878
   1,000    New Rochelle, NY Industrial Development Agency - Civic Facility Revenue -
            College of New Rochelle - Series 1992                                               6.625     07/01/12     1,045,010
   2,100    New York State Dormitory Authority Revenue - University of Rochester -
            Series 1994 A                                                                       6.500     07/01/19     2,281,146
     500    Suffolk County, NY Industrial Development Authority Revenue -
            Dowling College - Series 1994                                                       6.625     06/01/24       523,680

            Health Care
            --------------------------------------------------------------------------------------------------------------------
     400    New York State Dormitory Authority Revenue - Menorah Campus                         7.400     02/01/31       446,404
     250    New York State Dormitory Authority Revenue - Department of Health -
            Veteran's Home                                                                      7.250     07/01/21       274,298
   1,500    New York State Dormitory Authority Revenue - Department of Health -
            Series 1995                                                                         6.625     07/01/24     1,620,225
   2,000    New York State Dormitory Authority Revenue - Bishop Henry B. Hucles
            Nursing Home, Incorporated - Series 1996                                            6.000     07/01/24     2,053,680

            Hospitals
            --------------------------------------------------------------------------------------------------------------------
     150    New York State Dormitory Authority Revenue - United Health Services -
            Series 1989                                                                         7.350     08/01/29       162,496
     245    New York State Dormitory Authority Revenue - Iroquois Nursing Home                  7.000     02/01/15       265,090
   1,000    New York State Dormitory Authority Revenue - Nyack Hospital - Series 1996           6.000     07/01/06     1,024,830
     500    New York State Medical Care Facilities Finance Agency Revenue -
            Hospital and Nursing Home - Series 1991A                                            7.450     08/15/31       551,840
   1,000    New York State Medical Care Facilities Finance Agency - Mortgage Revenue -
            Series 1995 B                                                                       6.100     02/15/15     1,025,870

            Housing/Multifamily
            --------------------------------------------------------------------------------------------------------------------
     250    New York City Housing Development Corporation - Multifamily                         7.350     06/01/19       267,392
     500    New York State Housing Finance Agency Revenue - Multifamily - Series 1992A          7.000     08/15/22       529,495
   1,000    New York State Housing Finance Agency Revenue - Multifamily - Series 1994C          6.450     08/15/14     1,044,320

            Housing/Single Family
            --------------------------------------------------------------------------------------------------------------------
   1,500    New York State Mortgage Agency Revenue - Series 43                                  6.450     10/01/17     1,572,840
     250    New York State Mortgage Agency Revenue - Homeowner                                  7.950     10/01/21       266,498
     595    New York State Mortgage Agency Revenue - Single Family - Series UU                  7.750     10/01/23       629,813
   1,000    New York State Mortgage Agency Revenue - Homeowner - Series 46                      6.600     10/01/19     1,058,230

            Industrial Development and Pollution Control
            --------------------------------------------------------------------------------------------------------------------
     750    Jefferson County, NY Industrial Development Agency - Solid Waste Disposal
            Revenue - Champion International                                                    7.200     12/01/20       808,402
     350    New York State Energy Research and Development Authority Electric Facility -
            Consolidated Edison Company - Series A                                              7.500     01/01/26       378,262
   1,250    New York State Energy Research and Development Authority Electric Facility -
            Long Island Lighting Company - Series 1992 A                                        7.150     09/01/19     1,289,912


4                                                                       New York

                                                                                                             November 30, 1996
            Statement of Investments in Securities and Net Assets                                                  (Unaudited)
====================================================================================================================================
            Municipal Bonds (continued)

  Face
 Amount                                                                                         Face                    Market
  (000)     Description                                                                         Rate      Maturity      Value
$    500    New York State Energy Research and Development Authority Electric Facility -
            Long Island Lighting Company - Series 1992 D                                        6.900%    08/01/22    $  509,120
   1,500    New York State Energy Research and Development Authority Facilities Revenue -
            Edison Company of New York - Series 1995 A                                          6.100     08/15/20     1,584,990
   2,500    Port Authority of New York and New Jersey - Special Project - KIAC Partners
            Project - Series 4                                                                  6.750     10/01/19     2,565,950

            Municipal Appropriation Obligations
            --------------------------------------------------------------------------------------------------------------------
     500    Albany, NY Industrial Development Agency Lease Revenue - New York State
            Assembly Building - Series A                                                        7.750     01/01/10       552,620
     600    Franklin County, NY Industrial Development Agency Lease Revenue -
            County Correctional Facility - Series 1992                                          6.750     11/01/12       642,678
     500    New York State Dormitory Authority Revenue - State University Athletic Facility     7.250     07/01/21       548,595
   1,000    New York State Dormitory Authority Revenue - Department of Education -
            Series 1994 A                                                                       6.250     07/01/24     1,021,620
   1,000    New York State Dormitory Authority Revenue - State University Educational
            Facilities Revenue - Series 1993 B                                                  5.250     05/15/19       948,210
   1,000    New York State Dormitory Authority Revenue - Upstate Community Colleges -
            Series 1995 A                                                                       6.250     07/01/25     1,029,590
   1,500    New York State Dormitory Authority - City University System Consolidated
            Revenue - Series 1995 A, B, C and Series 1995 1, 2 and 3                            5.625     07/01/16     1,502,565
   1,000    New York State Housing Finance Agency - Health Facilities Revenue -
            New York City - Series 1996 A                                                       6.000     11/01/08     1,024,030
   2,000    New York State Housing Finance Agency Revenue - Service Contract -
            Series 1995 A                                                                       6.375     09/15/15     2,078,080
     250    New York State Municipal Bond Bank Agency Special Program Revenue -
            Buffalo - Series A                                                                  6.875     03/15/06       270,012
     250    New York State Municipal Bond Bank Agency Special Program Revenue -
            Rochester - Series A                                                                6.750     03/15/11       271,030
     110    New York State Medical Care Facilities Finance Agency Revenue -
            Mental Health Services - Series A                                                   7.700     02/15/18       116,474
      50    New York State Medical Care Facilities Finance Agency Revenue -
            Mental Health Services                                                              7.750     02/15/20        55,336
   1,750    New York State Urban Development Corporation Revenue - State Facilities -
            Series 1995                                                                         5.700     04/01/20     1,758,855
   1,000    New York State Urban Development Corporation Revenue - Onondaga County
            Convention Center - Series 1995                                                     6.250     01/01/20     1,025,670
     500    Triborough Bridge and Tunnel Authority New York Revenue -
            Convention Center Project - Series 1990 E                                           7.250     01/01/10       578,822

            Municipal Revenue/Other
            --------------------------------------------------------------------------------------------------------------------
     500    Albany, NY Parking Authority Revenue - Green and Hudson Street Garage -
            Series 1991A                                                                        7.150     09/15/16       548,000
   1,500    Albany, NY Parking Authority Revenue - Series 1992A                                 0.000     11/01/17       436,320
     220    New York City Industrial Development Agency Civic Facility Revenue -
            Federation of Protestant Welfare                                                    6.950     11/01/11       236,258
     500    New York City Industrial Development Agency Civic Facility Revenue -
            Lighthouse Incorporated Project                                                     6.500     07/01/22       529,540


New York                                                                       5


Statement of Investments in Securities and Net Assets                                                November 30, 1996
                                                                                                           (Unaudited)
======================================================================================================================
         Municipal Bonds (continued)
 Face
Amount                                                                                    Face               Market
(000)    Description                                                                      Rate   Maturity     Value
         Municipal Revenue/Transportation
         -------------------------------------------------------------------------------------------------------------
$1,000   Metropolitan Transit Authority of New York - Commuter Facilities Revenue -
         Series 1994 A                                                                   6.375%  07/01/18   $1,088,260
 2,000   Metropolitan Transportation Authority, NY - Transit Facilities Revenue -
         Series 1996 A                                                                   6.100   07/01/21    2,115,780

         Municipal Revenue/Utility
         -------------------------------------------------------------------------------------------------------------
 1,500   Commonwealth of Puerto Rico Electric Power Authority Revenue - Series 1995 Z    5.500   07/01/16    1,468,245

         Municipal Revenue/Water & Sewer
         -------------------------------------------------------------------------------------------------------------
 1,000   New York City Municipal Water Finance Authority Revenue - Water and Sewer
         System - Series 1995 A                                                          5.500   06/15/23      983,520

         Non-State General Obligations
         -------------------------------------------------------------------------------------------------------------
    75   Endwell, NY Fire District - General Obligation                                  7.000   03/01/11       86,411
    50   Endwell, NY Fire District - General Obligation                                  7.000   03/01/12       57,671
    50   Endwell, NY Fire District - General Obligation                                  7.000   03/01/13       57,692
    50   Endwell, NY Fire District - General Obligation                                  7.000   03/01/14       57,917
    50   Endwell, NY Fire District - General Obligation                                  7.000   03/01/15       57,934
    50   Endwell, NY Fire District - General Obligation                                  7.000   03/01/16       58,178
   225   Minerva, NY Central School District - General Obligation                        7.000   06/15/06      258,633
 1,000   New York City, NY General Obligation - Series 1994                              7.000   08/15/16    1,095,090
    40   New York City, NY General Obligation - Series 1991 F                            8.250   11/15/19       45,966
 2,000   New York City General Obligation - Fiscal Series 1997 E and F                   6.000   08/01/26    1,980,640

         Pre-refunded
         -------------------------------------------------------------------------------------------------------------
   300   New York State General Obligation - Series 1991                                 7.300   03/01/12      339,765
   300   New York State Dormitory Authority Revenue - Department of Education -
         Series 1991                                                                     7.750   07/01/21      346,791
   985   New York State Dormitory Authority Revenue - State University College -
         Series 1994 X                                                                   7.400   07/01/24    1,177,400

         Resource Recovery
         -------------------------------------------------------------------------------------------------------------
   750   Onondaga County, NY Resource Recovery Agency Project Revenue -
         Resource Recovery Facility - Series 1992                                        7.000   05/01/15      774,195

         State/Territorial General Obligations
         -------------------------------------------------------------------------------------------------------------
   300   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.850   10/01/07      301,167
 1,500   Commonwealth of Puerto Rico Public Improvement - General Obligation -
         Series 1996 A                                                                   5.400   07/01/25    1,444,980

         Total Investments in Securities - Municipal Bonds (cost $50,036,611) - 98.9%                       53,534,211

         Excess of Other Assets over Liabilities - 1.1%                                                        574,353

         Total Net Assets - 100.0%                                                                        $ 54,108,564

See notes to financial statements.

6                                                                       New York

[LOGO OF SHIP ART]

          Statement of Assets and Liabilities     November 30, 1996  (Unaudited)
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $50,036,611)                                $53,534,211
  Receivable for Fund shares sold                                                     38,989
  Interest receivable                                                              1,032,463
  Other                                                                                7,106
    Total assets                                                                  54,612,769
LIABILITIES:
  Bank overdraft                                                                     123,945
  Payable for Fund shares reacquired                                                 104,480
  Distributions payable                                                              236,704
  Accrued expenses                                                                    39,076
    Total liabilities                                                                504,205
NET ASSETS                                                                        54,108,564
  Class A:
  Applicable to 4,757,469 shares of beneficial interest issued and
   outstanding                                                                   $51,713,602
  Net asset value per share                                                      $     10.87
  Class C:
  Applicable to 220,382 shares of beneficial interest issued and outstanding     $ 2,394,962
  Net asset value per share                                                      $     10.87


[LOGO OF SHIP ART]

          Statement of Operations                 For the six months ended November 30, 1996
                                                                                 (Unaudited)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME - INTEREST                                                     $ 1,627,368
EXPENSES:
  Distribution fees Class A (Note E)                                                 101,442
  Distribution fees Class C (Note E)                                                   7,854
  Investment advisory fees (Note E)                                                  131,017
  Custody and accounting fees                                                         25,248
  Transfer agent's fees                                                               22,850
  Registration fees                                                                    1,098
  Legal fees                                                                             549
  Audit fees                                                                           6,405
  Reimbursement of organizational expenses (Note F)                                   25,776
  Trustees' fees                                                                         732
  Shareholder services fees (Note E)                                                   2,745
  Other                                                                                  869
  Advisory fees waived (Note E)                                                     (111,441)
  Expense subsidy (Note E)                                                           (14,625)
    Total expenses before credits                                                    200,519
  Custodian fee credit (Note B)                                                       (7,168)
Net expenses                                                                         193,351
Net investment income                                                              1,434,017
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions                                  (15,630)
  Change in unrealized appreciation (depreciation) of investments                  2,090,103
Net gain on investments                                                            2,074,473
increase in net assets resulting from operations                                 $ 3,508,490
See notes to financial statements.

New York                                                                       7



                                    SAR-208

[LOGO OF SHIP ART]


Statements of Changes in Net Assets
==================================================================================================================
                                                                       Six Months Ended              Year Ended
                                                                      November 30, 1996             May 31, 1996
                                                                         (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                   $ 1,434,017                 $ 2,809,526
  Net realized gain (loss) on security transactions                           (15,630)                    478,081
  Change in unrealized appreciation (depreciation) of investments           2,090,103                  (1,249,236)
Net increase in net assets resulting from operations                        3,508,490                   2,038,371
Distributions to Class A shareholders:
  From net investment income                                               (1,405,329)                 (2,844,780)
Distributions to Class C shareholders:
  From net investment income                                                  (40,657)                     (2,773)
Net decrease in net assets from distributions to shareholders              (1,445,986)                 (2,847,553)
Fund share transactions (Note C):
  Proceeds from shares sold                                                 5,151,018                   9,271,700
  Net asset value of shares issued in reinvestment of distributions           700,310                   1,441,365
  Cost of shares reacquired                                                (4,082,075)                 (8,644,636)
Net increase in net assets from Fund share transactions                     1,769,253                   2,068,429
Total increase in net assets                                                3,831,757                   1,259,247
NET ASSETS:
  Beginning of period                                                      50,276,807                  49,017,560
  End of period                                                           $54,108,564                 $50,276,807
NET ASSETS CONSIST OF:
  Paid-in surplus                                                         $51,735,954                 $49,966,701
  Overdistributed net investment income                                       (11,969)
  Accumulated net realized gain (loss) on security transactions            (1,113,021)                 (1,097,391)
  Unrealized appreciation (depreciation) of investments                     3,497,600                   1,407,497
                                                                          $54,108,564                 $50,276,807

See notes to financial statements.

8                                                                       New York


                                    SAR-209

[LOGO OF SHIP ART]
Notes to Financial Statements
================================================================================

A. DESCRIPTION OF BUSINESS
   The Flagship New York Tax Exempt Fund (Fund) is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on January 16, 1991. On March 4, 1996, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund.
   Estimates: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.
   Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.
        The Fund must maintain a diversified investment portfolio as a registered investment company, however, the Fund's investments are primarily in the securities of its state. Such concentration subjects the Fund to the effects of economic changes occurring within that state.
   Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required.
        Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.
   Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.
   Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.

New York                                                                       9

Notes to Financial Statements
================================================================================

   Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

        The Fund has entered into an agreement with the custodian, whereby it earns fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 80% of the daily effective federal funds rate.

   Securities Purchased on a "When-issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when-issued" purchase commitments included in the statement of investments at November 30, 1996.

C. FUND SHARES
   At November 30, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:


                                        Six Months Ended                       Year Ended
                                       November 30, 1996                      May 31, 1996
                                          (Unaudited)
                                 -----------------------------       ------------------------------
                                  Shares             Amount             Shares            Amount
CLASS A:
Shares sold                       326,681         $ 3,456,397             809,698       $ 8,632,992
Shares issued on reinvestment      64,808             684,947             135,396         1,441,291
Shares reacquired                (382,802)         (4,060,248)           (813,050)       (8,644,636)
Net increase                        8,687         $    81,096             132,044       $ 1,429,647


                                       Six Months Ended                        Period From
                                       November 30, 1996              March 4, 1996 to May 31, 1996
                                          (Unaudited)
                                 -----------------------------       -------------------------------
                                  Shares             Amount               Shares           Amount
CLASS C:
Shares sold                       160,392         $ 1,694,621              60,596       $   638,708
Shares issued on reinvestment       1,448              15,363                   7                74
Shares reacquired                  (2,061)            (21,827)
Net increase                      159,779         $ 1,688,157              60,603       $   638,782

D. PURCHASES AND SALES OF MUNICIPAL BONDS

   Purchases and sales of municipal bonds for the six months ended November 30, 1996, aggregated $8,746,940 and $6,827,794, respectively. At November 30, 1996, cost for federal income tax purposes is $50,036,611 and net unrealized appreciation aggregated $3,497,600, all of which related to appreciated securities.

        At November 30, 1996, the Fund has available a capital loss carryforward of approximately $1,113,000 to offset future net capital gains in the amounts of $1,097,400 through May 31, 2003 and $15,000 through May 31, 2005.

10                                                                      New York

                                    SAR-211

Notes to Financial Statements
================================================================================

E. TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR

   Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly, on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the six months ended November 30, 1996, the Advisor, at its discretion, permanently waived advisory fees amounting to $111,441. Also, under an agreement with the Fund, the Advisor may subsidize certain expenses excluding advisory and distribution fees.

        The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at November 30, 1996 are accrued distribution fees of $16,941 and $1,840 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

        In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $113,500 for the six months ended November 30, 1996, of which approximately $99,100 was paid to other dealers. For the six months ended November 30, 1996, the Distributor received approximately $200 of contingent deferred sales charges on redemptions of shares. Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F. ORGANIZATIONAL EXPENSES

   The organizational expenses incurred on behalf of the Fund (approximately $257,000) are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of November 30, 1996, $231,557 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G. LINE OF CREDIT

   The Trust participates in a line of credit in which a maximum amount of $30 million is provided by State Street Bank & Trust Co. The Fund may temporarily borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The Fund had no borrowings under the line of credit during the six months ended November 30, 1996.

H. SUBSEQUENT EVENT

   On December 12, 1996, the shareholders of the Fund approved new Advisory and Distribution agreements with The John Nuveen Company ("Nuveen") pursuant to an Agreement and Plan of Merger. Any consolidation or reorganization of the Nuveen and Flagship mutual fund families is expected to be effective January 31, 1997.

New York                                                                      11


                                    SAR-212

[LOGO OF SHIP ART]
Financial Highlights                  Selected data for each share of beneficial
                                     interest outstanding throughout the period.

================================================================================================================================
                                           Six Months Ended    Year Ended        Year Ended        Year Ended        Year Ended
                                          November 30, 1996   May 31, 1996      May 31, 1995      May 31, 1994      May 31, 1993
Class A                                      (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $10.45            $10.62            $10.38            $10.91            $10.10
Income from investment operations:
  Net investment income                          0.29              0.60              0.62              0.64              0.66
  Net realized and unrealized gain
  (loss) on securities                           0.42             (0.17)             0.24             (0.37)             0.88
Total from investment operations                 0.71              0.43              0.86              0.27              1.54
Less distributions:
  From net investment income                    (0.29)            (0.60)            (0.62)            (0.64)            (0.66)
  From net realized capital gains                                                                     (0.07)            (0.07)
  In excess of net realized capital gains                                                             (0.09)
Total distributions                             (0.29)            (0.60)            (0.62)            (0.80)            (0.73)
Net asset value, end of period                 $10.87            $10.45            $10.62            $10.38            $10.91
Total return(a)                                 13.86%             4.15%             8.74%             2.38%            15.87%
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses/(b)/                                0.75%             0.70%             0.43%             0.30%             0.28%
    Net investment income                        5.46%             5.58%             6.15%             5.83%             6.28%
  Assuming credits and no waivers
  or reimbursements:
    Expenses                                     1.20%             1.20%             1.22%             1.26%             1.44%
    Net investment income                        5.01%             5.08%             5.36%             4.87%             5.12%
Net assets at end of period (000's)           $51,714           $49,643           $49,018           $48,434           $33,996
Portfolio turnover rate                         13.29%            53.53%            58.69%            59.70%            45.65%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.
(b) During the six months ended November 30, 1996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.72% and 0.66%, respectively; prior period numbers have not been restated to reflect these credits.


12                                                                      New York


                                    SAR-213

[LOGO OF SHIP ART]
Financial Highlights                  Selected data for each share of beneficial
                                     interest outstanding throughout the period.
==========================================================================
                                   Six Months Ended        Period From
                                   November 30, 1996     March 4, 1996 to
Class C                               (Unaudited)           May 31, 1996
--------------------------------------------------------------------------
Net asset value, beginning of period    $10.45                $10.89
Income from investment operations:
   Net investment income                  0.26                  0.12
   Net realized and unrealized gain
   (loss) on securities                   0.42                 (0.44)
Total from investment operations          0.68                 (0.32)
Less distributions:
   From net investment income            (0.26)                (0.12)
Total distributions                      (0.26)                (0.12)
Net asset value, end of period          $10.87                $10.45
Total return/(a)/                        13.28%               (11.83%)
Ratios to average net assets
(annualized where appropriate):
   Actual net of waivers and
   reimbursements:
      Expenses/(b)/                       1.25%                 1.35%
      Net investment income               4.82%                 4.49%
   Assuming credits and no waivers or
   reimbursements:
      Expenses                            1.74%                 1.77%
      Net investment income               4.33%                 4.07%
Net assets at end of period (000's)     $2,395                  $633
Portfolio turnover rate                  13.29%                53.53%

(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized.
(b) During the six months ended November 30, 1996 and the period ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 1.22% and 1.31%, respectively; prior period numbers have not been restated to reflect these credits.

New York                                                                      13


                                    SAR-214

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

    Portfolio of Investments

    Statement of Net Assets

    Statement of Operations

    Statement of Changes in Net Assets

    Report of Independent Public Accountants

(b) Exhibits:

  1(a).   Declaration of Trust of Registrant.
  1(b).   Amended and Restated Establishment and Designation of Series of
          Shares of Beneficial Interest dated October 11, 1996.
  1(c).   Certificate for the Establishment and Designation of Classes dated
          July 10, 1996.
     2.   By-Laws of Registrant.
     3.   Not applicable.
     4.   Specimen certificates of Shares of each Fund.
     5.   Form of Management Agreement between Registrant and Nuveen Advisory
          Corp.
     6.   Form of Distribution Agreement between Registrant and John Nuveen &
          Co. Incorporated.
     7.   Not applicable.
     8.   Form of Custodian Agreement between Registrant and Chase Manhattan
          Bank.
  9(a).   Form of Transfer Agency and Service Agreement between Registrant and
          State Street Bank and Trust Company.
  9(b).   Form of Transfer Agency Agreement between Registrant and Shareholder
          Services, Inc.
    10.   Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11(a).   Consent of Arthur Andersen LLP, Independent Public Accountants.
 11(b).   Consent of Deloitte & Touche LLP, Independent Public Accountants.
    12.   Not applicable.
    13.   Not applicable.
    14.   Not applicable.
    15.   Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class
          A Shares, Class B Shares and Class C Shares of each Fund.
    16.   Schedule of Computation of Performance Figures.
    17.   Financial Data Schedule.
    18.   Multi-Class Plan Adopted Pursuant to Rule 18f-3.
 99(a).   Original Powers of Attorney for the Trustees authorizing, among oth-
          ers, James J. Wesolowski and Gifford R. Zimmerman to execute the Reg-
          istration Statement.
 99(b).   Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's
          Registration Statement pursuant to power of attorney.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES
At January 3, 1997:

                                                                  NUMBER OF
      TITLE OF SERIES                                           RECORD HOLDERS
      ---------------                                           --------------
      Nuveen Flagship New York Municipal Bond Fund
        Class A Shares.........................................     1,972
        Class B Shares.........................................         0
        Class C Shares.........................................        84
        Class R Shares.........................................     5,026
      Nuveen New York Insured Municipal Bond Fund
        Class A Shares.........................................     1,569
        Class B Shares.........................................         0
        Class C Shares.........................................        77
        Class R Shares.........................................     9,229
      Nuveen Flagship New Jersey Municipal Bond Fund
        Class A Shares.........................................     1,309
        Class B Shares.........................................         0
        Class C Shares.........................................       105
        Class R Shares.........................................     1,998
      Nuveen Flagship New Jersey Intermediate Municipal Bond
       Fund
        Class A Shares.........................................       271
        Class C Shares.........................................         0
        Class R Shares.........................................         0
      Nuveen California Municipal Bond Fund
        Class A Shares.........................................       829
        Class B Shares.........................................         0
        Class C Shares.........................................        37
        Class R Shares.........................................     5,097
      Nuveen California Insured Municipal Bond Fund
        Class A Shares.........................................     1,004
        Class B Shares.........................................         0
        Class C Shares.........................................        62
        Class R Shares.........................................     4,519
      Nuveen Flagship California Intermediate Municipal Bond
       Fund
        Class A Shares.........................................         0
        Class C Shares.........................................         0
        Class R Shares.........................................         0
      Nuveen Flagship Connecticut Municipal Bond Fund
        Class A Shares.........................................     3,708
        Class B Shares.........................................         0
        Class C Shares.........................................       174
        Class R Shares.........................................         0
      Nuveen Massachusetts Municipal Bond Fund
        Class A Shares.........................................       512
        Class B Shares.........................................         0
        Class C Shares.........................................        36
        Class R Shares.........................................     2,578
      Nuveen Massachusetts Insured Municipal Bond Fund
        Class A Shares.........................................       413
        Class B Shares.........................................         0
        Class C Shares.........................................        25
        Class R Shares.........................................     1,938

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been Executive Vice President and Director of The John Nuveen Company and John Nuveen & Co. Incorporated; and Director of Nuveen Institutional Advisory Corp.

ITEM 29: PRINCIPAL UNDERWRITERS

(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies:Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, a registered unit investment trust. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER                WITH REGISTRANT
--------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of the Board,          Chairman of the Board
333 West Wacker Drive      Chief Executive Officer         and Trustee
Chicago, IL 60606
Anthony T. Dean            President                       President and Trustee
333 West Wacker Drive
Chicago, IL 60606
Bruce P. Bedford           Executive Vice President        None
333 West Wacker Drive
Chicago, IL 60606
John P. Amboian            Executive Vice President        None
333 West Wacker Drive      and Chief Financial Officer
Chicago, IL 60606
William Adams IV           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Richard P. Davis           Vice President                  None
One South Main Street
Dayton, OH 45402
Clifton L. Fenton          Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

                                                               POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES             OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                  WITH REGISTRANT
----------------------------------------------------------------------------------
Kathleen M. Flanagan         Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                    None
19900 MacArthur Blvd.
Irvine, CA 92612
Larry W. Martin              Vice President and                Vice President and
333 West Wacker Drive        Assistant Secretary               Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz              Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
O. Walter Renfftlen          Vice President                    Vice President and
333 West Wacker Drive        and Controller                    Controller
Chicago, IL 60606
Stuart W. Rogers             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow          Vice President                    Vice President and
333 West Wacker Drive        and Treasurer                     Treasurer
Chicago, IL 60606
Paul C. Williams             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                    Vice President and
333 West Wacker Drive        and Assistant Secretary           Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 770 Broadway, New York, New York 10003 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc. or Boston Financial.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330 and Boston Financial Data Services, 225 Franklin Street, Boston, Massachusetts 02106 maintain all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 29TH DAY OF JANUARY, 1997.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST II

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                      TITLE                  DATE
            ---------                      -----                  ----
   /s/ O. Walter Renfftlen
 -------------------------------
       O. Walter Renfftlen        Vice President and        January 29, 1997
                                   Controller (Principal
                                   Financial and
                                   Accounting Officer)

       Timothy R. Schwertfeger    Chairman of the Board   )
                                   and Trustee (Principal )
                                   Executive Officer)     )
                                                          )    /s/ Gifford R. Zimmerman
        Anthony T. Dean           President and Trustee   ) By__________________________
                                                          )        Gifford R. Zimmerman
        Lawrence H. Brown         Trustee                 )          Attorney-in-Fact
                                                          )
      Anne E. Impellizzeri        Trustee                 )
                                                          )          January 29, 1997
      Margaret K. Rosenheim       Trustee                 )
                                                          )
         Peter R. Sawers          Trustee                 )

        Robert P. Bremner         Trustee

      William J. Schneider        Trustee

AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, JAMES J. WESOLOWSKI AND GIFFORD R. ZIMMERMAN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS INCORPORATED BY REFERENCE TO THIS REGISTRATION STATEMENT.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
  1(a).    Declaration of Trust of Registrant.
  1(b).    Amended and Restated Establishment and Designation of
           Series of Shares of Beneficial Interest dated October
           11, 1996.
  1(c).    Certificate for the Establishment and Designation of
           Classes dated July 10, 1996.
     2.    By-Laws of Registrant.
     3.    Not applicable.
     4.    Specimen certificates of Shares of each Fund.
     5.    Form of Management Agreement between Registrant and
           Nuveen Advisory Corp.
     6.    Form of Distribution Agreement between Registrant and
           John Nuveen & Co. Incorporated.
     7.    Not applicable.
     8.    Form of Custodian Agreement between Registrant and
           Chase Manhattan Bank.
  9(a).    Form of Transfer Agency and Service Agreement between
           Registrant and State Street Bank and Trust Company.
  9(b).    Form of Transfer Agency Agreement between Registrant
           and Shareholder Services, Inc.
    10.    Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11(a).    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 11(b).    Consent of Delotte & Touche LLP, Independent Public
           Accountants.
    12.    Not applicable.

    13.    Not applicable.

    14.    Not applicable.
    15.    Plan of Distribution and Service Pursuant to Rule
           12b-1 for the Class A Shares, Class B Shares and
           Class C Shares of each Fund.
    16.    Schedule of Computation of Performance Figures.
    17.    Financial Data Schedule.
    18.    Multi-Class Plan Adopted Pursuant to Rule 18f-3.
 99(a). Original Powers of Attorney for the Trustees autho-rizing, among others, James J. Wesolowski and Gifford
           R. Zimmerman to execute the Registration Statement.
 99(b). Certified copy of Resolution of Board of Trustees au-thorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of attorney.